[AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS

July 25, 2014
as revised as of January 2, 2015

[logo Aquila Tax-Free Trust of Arizona]	[logo Aquila Tax-Free Fund of Colorado]	[logo Aquila Churchill Tax-Free Fund of Kentucky]	[logo Aquila Narragansett Tax-Free Income Fund]	[logo Aquila Tax-Free Fund For Utah]

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZTIX	AZTYX

Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COTIX	COTYX

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKIX	CHKYX

Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NITIX	NITYX

Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAIX	UTAYX

The address and telephone number of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 1-800-437-1020 www.aquilafunds.com	To make shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at: 800-437-1000 or you can write to BNY Mellon 4400 Computer Drive Westborough, MA 01581
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Aquila Tax-Free Trust of Arizona
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	2
Fund Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

Aquila Tax-Free Fund of Colorado
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Risks	7
Fund Performance	9
Management	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10

Aquila Churchill Tax-Free Fund of Kentucky
Investment Objective	11
Fees and Expenses of the Fund	11
Principal Investment Strategies	12
Principal Risks	12
Fund Performance	14
Management	15
Purchase and Sale of Fund Shares	15
Tax Information	15
Payments to Broker-Dealers and Other Financial Intermediaries	15

Aquila Narragansett Tax-Free Income Fund
Investment Objective	16
Fees and Expenses of the Fund	16
Principal Investment Strategies	17
Principal Risks	17
Fund Performance	19
Management	20
Purchase and Sale of Fund Shares	20
Tax Information	20
Payments to Broker-Dealers and Other Financial Intermediaries	20

Aquila Tax-Free Fund For Utah
Investment Objective	21
Fees and Expenses of the Fund	21
Principal Investment Strategies	22
Principal Risks	22
Fund Performance	24
Management	25
Purchase and Sale of Fund Shares	25
Tax Information	25
Payments to Broker-Dealers and Other Financial Intermediaries	25

Additional Information About the Funds’ Principal Investment Strategies and Principal Risks	26

Fund Management	39

Net Asset Value per Share	42

Purchases	42

Redeeming an Investment	45

Alternative Purchase Plans	47

Dividends and Distributions	53

Tax Information	54

Financial Highlights	58

AQUILA TAX-FREE TRUST OF ARIZONA

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 47 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 49 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 51 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 63 of the Statement of Additional Information (the “SAI”).  No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None

Other Expenses(2)	0.18%	0.43%	0.38%(3)	0.18%

Total Annual Fund Operating Expenses	0.73%	1.58%	0.93%	0.58%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

(2)
Excludes extraordinary restructuring expenses. Had such extraordinary expenses been included, Other Expenses would have been 0.23% for Class A Shares, 0.48% for Class C Shares, 0.43% for Class I Shares, and 0.23% for Class Y Shares.

(3)           Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$472	$624	$790	$1,270
Class C Shares	$261	$499	$860	$1,439
Class I Shares	$95	$296	$515	$1,143
Class Y Shares	$59	$186	$324	$726

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$161	$499	$860	$1,439

1 / Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2014, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities. We call these “Arizona Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Arizona Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Arizona Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 10 and 20 years.

At the time of purchase, the Fund’s Arizona Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low and are expected to rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers.  Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Economic recovery in Arizona, and particularly employment growth, has lagged compared to the rest of the nation as a consequence of the severity of Arizona’s recession.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power

2 / Aquila Municipal Trust

infrastructure and the financial condition of Arizona public water and electric power utilities.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Arizona Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

3 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2004-2013

15%
                                                 12.39%
                                                  XXXX
10%                                               XXXX          9.78%
                                                  XXXX          XXXX
5%                                                XXXX          XXXX    6.74%
                             4.12%                XXXX          XXXX    XXXX
                 3.69% 2.46% XXXX  2.68%          XXXX   1.64%  XXXX    XXXX
0%               XXXX  XXXX  XXXX  XXXX           XXXX   XXXX   XXXX    XXXX    XXXX
                                          XXXX                                  XXXX
                                         -2.34%                                -2.10%
-5%

-10%
                 2004  2005  2006  2007   2008    2009   2010   2011    2012    2013

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -2.86% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2014 to June 30, 2014) total return for Class Y Shares was 5.76%.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(6.15)%	4.56%	3.24%
Class C	(4.04)%	4.51%	2.79%
Class Y	(2.10)%	5.56%	3.81%
Class Y Returns After Taxes:
On Distributions	(2.12)%	5.55%	3.78%
On Distributions and Redemption	0.39%	5.28%	3.88%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.34)%	4.47%	4.02%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

4 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Manager -- Mr. Todd Curtis, Senior Vice President of the Fund based in Phoenix, AZ, has served as the Fund’s portfolio manager since its inception in 1986. He has been an employee of the Manager since 2004.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Arizona state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

5 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 47 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 49 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 51 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 63 of the Statement of Additional Information (the “SAI”).  No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee(2)	0.50%	0.50%	0.50%	0.50%

Distribution (12b-1) Fee	0.05%	0.75%	0.15%	None

Other Expenses(3)	0.17%	0.42%	0.37%(4)	0.16%

Total Annual Fund Operating Expenses	0.72%	1.67%	1.02%	0.66%

Total Fee Waivers(2)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses After Waivers and Reimbursements(2)	0.70%	1.65%	1.00%	0.64%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)
The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1%  of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000 through September 30, 2015.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

(3)
Excludes extraordinary restructuring expenses. Had such extraordinary expenses been included, Other Expenses would have been 0.21% for Class A Shares, 0.45% for Class C Shares, 0.41% for Class I Shares, and 0.20% for Class Y Shares.

(4)	Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6 / Aquila Municipal Trust

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$469	$619	$783	$1,257
Class C Shares	$268	$525	$905	$1,487
Class I Shares	$102	$323	$561	$1,246
Class Y Shares	$65	$209	$366	$821

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$168	$525	$905	$1,487

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2014, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities. We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Colorado Obligations in which the Fund invests are revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 6 and 12 years.

At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”).

The Sub-Adviser selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low and are expected to rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of

7 / Aquila Municipal Trust

holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers.  Continued economic recovery in Colorado will be affected by the health of the Colorado labor market, personal income growth, and the residential real estate market.  In particular, housing prices increased rapidly in 2013, and it is not clear that this rate of price appreciation can continue with higher home mortgage interest rates. The Taxpayer Bill of Rights (TABOR), passed in 1992, is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, in a given year. Any excess revenue must be refunded to taxpayers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

8 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS
As of December 31
Class Y Shares
2004-2013
15%

10%
                                            9.47%
                                            XXXX          8.96%
                                            XXXX          XXXX
                                            XXXX          XXXX
5%                                          XXXX          XXXX   5.89%
                                            XXXX          XXXX   XXXX
              2.73%       3.26% 3.17%       XXXX          XXXX   XXXX
              XXXX        XXXX  XXXX        XXXX          XXXX   XXXX
              XXXX  1.49% XXXX  XXXX  0.63% XXXX   1.44%  XXXX   XXXX
0%            XXXX  XXXX  XXXX  XXXX  XXXX  XXXX   XXXX   XXXX   XXXX
                                                                        XXXX
                                                                       -2.70%
-5%

-10%

              2004  2005  2006  2007  2008  2009   2010   2011   2012   2013

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.05% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2014 to June 30, 2014) total return for Class Y Shares was 4.91%.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(6.53)%	3.61%	2.90%
Class C	(4.56)%	3.47%	2.34%
Class Y	(2.70)%	4.51%	3.37%
Class Y Returns After Taxes:
On Distributions	(2.70)%	4.50%	3.33%
On Distributions and Redemption	(0.21)%	4.36%	3.43%
Barclays Capital Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.34)%	4.47%	4.02%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.   After-tax returns for other classes of shares will vary.

9 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management

Portfolio Manager -- Mr. Christopher Johns is a Senior Vice President of the Sub-Adviser; he has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state  income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

10 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 47 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 49 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 51 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 63 of the Statement of Additional Information (the “SAI”).

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None

Other Expenses(2)	0.21%	0.46%	0.37%	0.21%

Total Annual Fund Operating Expenses	0.76%	1.61%	0.92%	0.61%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

(2)
Excludes extraordinary restructuring expenses. Had such extraordinary expenses been included, Other Expenses would have been 0.25% for Class A Shares, 0.50% for Class C Shares, 0.41% for Class I Shares, and 0.25% for Class Y Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$475	$633	$805	$1,305
Class C Shares	$264	$508	$876	$1,473
Class I Shares	$94	$293	$509	$1,131
Class Y Shares	$62	$195	$340	$762

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$164	$508	$876	$1,473

11 / Aquila Municipal Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2014, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities. We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests are revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 10 and 15 years.

At the time of purchase, the Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low and are expected to rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.  Kentucky is concentrated in manufacturing, which will remain the foundation of the Commonwealth’s recovery. Kentucky is also an energy-producing state and ranks third in the nation in terms of coal production.  However, coal production, utilization and severance taxes have shown continual signs of weakness.  In addition, Kentucky’s employment base has typically lagged the national economy.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Kentucky’s retirement systems are underfunded by about 55% and funded levels have been steadily decreasing.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in

12 / Aquila Municipal Trust

lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund.

13 / Aquila Municipal Trust

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2004 – 2013

20%

                                         16.21
                                         XXXX
15%                                      XXXX
                                         XXXX
                                         XXXX
                                         XXXX
10%                                      XXXX          9.81
                                         XXXX          XXXX
                                         XXXX          XXXX
                                         XXXX          XXXX
                                         XXXX          XXXX
5%       4.65                            XXXX          XXXX   5.78
         XXXX        4.08                XXXX          XXXX   XXXX
         XXXX  2.55  XXXX  2.63          XXXX          XXXX   XXXX
         XXXX  XXXX  XXXX  XXXX          XXXX          XXXX   XXXX
         XXXX  XXXX  XXXX  XXXX          XXXX   1.44   XXXX   XXXX
0%       XXXX  XXXX  XXXX  XXXX          XXXX   XXXX   XXXX   XXXX   XXXX
                                  XXXX                               XXXX
                                  XXXX                               XXXX
                                  XXXX                              -2.15
                                  XXXX
                                 -4.88
-5%

-10%

-15%

         2004  2005  2006  2007   2008   2009   2010   2011   2012   2013

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.37% (quarter ended March 31, 2009) and the lowest return for a quarter was -5.16% (quarter ended September 30, 2008).

The year-to-date (from January 1, 2014 to June 30, 2014) total return for Class Y Shares was 4.37%.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(6.10)%	5.03%	3.29%
Class C	(4.09)%	4.97%	2.83%
Class I	(2.46)%	5.71%	3.56%
Class Y	(2.15)%	6.03%	3.86%
Class Y Returns After Taxes:
On Distributions	(2.15)%	6.03%	3.84%
On Distributions and Redemption	0.19%	5.61%	3.87%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.34)%	4.47%	4.02%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

14 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. Royden Durham has served as the co-portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Todd Curtis has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.   Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

15 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 47 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 49 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 51 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 63 of the Statement of Additional Information (the “SAI”).

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None

Other Expenses(2)	0.23%	0.48%	0.38%	0.23%

Total Annual Fund Operating Expenses	0.88%	1.73%	1.03%	0.73%

Total Fee Waivers and/or Reimbursement(3)	0.04%	0.04%	0.04%	0.04%

Total Annual Fund Operating Expenses After Waivers and Reimbursements(3)	0.84%	1.69%	0.99%	0.69%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)
Excludes extraordinary restructuring expenses. Had such extraordinary expenses been included, Other Expenses would have been 0.27% for Class A Shares, 0.52% for Class C Shares, 0.42% for Class I Shares, and 0.27% for Class Y Shares.

(3)
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.68% for Class C Shares, 0.99% for Class I Shares or 0.68% for Class Y Shares through September 30, 2014, and 0.84% for Class A Shares, 1.69% for Class C Shares, 0.99% for Class I Shares and 0.69% for Class Y Shares for the period October 1, 2014 through September 30, 2015.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

16 / Aquila Municipal Trust

	1 year	3 years	5 years	10 years
Class A Shares	$482	$666	$864	$1,437
Class C Shares	$272	$541	$935	$1,605
Class I Shares	$101	$324	$565	$1,256
Class Y Shares	$70	$229	$402	$903

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$172	$541	$935	$1,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended March 31, 2014, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities. We call these “Rhode Island Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Rhode Island Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Rhode Island Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity goal has traditionally been between 10 and 12 years.

At the time of purchase, the Fund’s Rhode Island Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Sub-Adviser, Citizens Investment Advisors, a department of Citizens Bank, N.A.

The Sub-Adviser selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low and are expected to rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below

17 / Aquila Municipal Trust

investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Rhode Island’s unemployment rate is the third-highest in the nation.  The state has depleted the resources it set aside to pay unemployment benefits and is now borrowing from the Federal Trust Fund to make benefit payments to unemployed Rhode Islanders.  Rhode Island continues to face significant budget deficits.  As a result of a significant budget deficit and unfunded pension liabilities, the City of Central Falls went into receivership in 2010, and the State Receiver filed for Federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.  The City emerged from bankruptcy on October 25, 2012.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Rhode Island Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by the Fund may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

An investment in the Fund is not a deposit in Citizens Bank, N.A., any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

18 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2004 - 2013

15%

10%

                                             7.07%        7.33%
                                             XXXX         XXXX
 5%                                          XXXX         XXXX   4.96%
                          3.53% 3.79%        XXXX         XXXX   XXXX
            3.29%         XXXX  XXXX         XXXX         XXXX   XXXX
            XXXX   2.23%  XXXX  XXXX         XXXX         XXXX   XXXX
            XXXX   XXXX   XXXX  XXXX  1.46%  XXXX  1.88%  XXXX   XXXX
 0%         XXXX   XXXX   XXXX  XXXX  XXXX   XXXX  XXXX   XXXX   XXXX
                                                                        XXXX
                                                                       -3.23%
-5%

-10%
            2004   2005   2006  2007  2008   2009  2010   2011   2012   2013

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.98% (quarter ended September 30, 2004) and the lowest return for a quarter was -3.36% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2014 to June 30, 2014) total return for Class Y Shares was 6.08%.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(7.20)%	2.53%	2.63%
Class C	(5.14)%	2.50%	2.18%
Class I	(3.62)%	3.22%	2.91%
Class Y	(3.23)%	3.53%	3.19%
Class Y Returns After Taxes:
On Distributions	(3.23)%	3.52%	3.18%
On Distributions and Redemption	(0.36)%	3.60%	3.32%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.34)%	4.47%	4.02%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

19 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Citizens Investment Advisors, a department of Citizens Bank, N.A.

Portfolio Manager - Jeffrey K. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005, and was an assistant portfolio manager of the Predecessor Fund from 2000 to 2005.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Rhode Island state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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AQUILA TAX-FREE FUND FOR UTAH

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 47 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 49 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 51 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 63 of the Statement of Additional Information (the “SAI”).  No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%	0.50%	0.50%	0.50%

Distribution (12b-1) Fee	0.20%	0.75%	0.15%	None

Other Expenses(2)	0.17%	0.42%	0.37%(3)	0.17%

Total Annual Fund Operating Expenses	0.87%	1.67%	1.02%	0.67%

Total Fee Waivers and/or Reimbursement(4)	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses After Waivers and Reimbursements(4)	0.84%	1.64%	0.99%	0.64%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

(2)
Excludes extraordinary restructuring expenses. Had such extraordinary expenses been included, Other Expenses would have been 0.22% for Class A Shares, 0.46% for Class C Shares, 0.41% for Class I Shares, and 0.21% for Class Y Shares.

(3)	Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

(4)
The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 0.83% for Class A Shares, 1.63% for Class C Shares, 0.97% for Class I Shares and 0.63% for Class Y Shares through September 30, 2014, and 0.84% for Class A Shares, 1.64% for Class C Shares, 0.99% for Class I Shares and 0.64% for Class Y Shares for the period October 1, 2014 through September 30, 2015.  The Manager may not terminate these arrangements without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

21 / Aquila Municipal Trust

	1 year	3 years	5 years	10 years
Class A Shares	$482	$664	$860	$1,427
Class C Shares	$267	$524	$905	$1,565
Class I Shares	$101	$322	$560	$1,245
Class Y Shares	$65	$211	$370	$832

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$167	$524	$905	$1,565

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended March 31, 2014, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  These obligations are issued by the State of Utah, its counties and various other local authorities and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes. We call these “Utah Double-Exempt Obligations.” Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.  Utah Double-Exempt Obligations may include participation or other interests in municipal securities and variable rate demand notes.  Some Utah Double-Exempt Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Utah Double-Exempt Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years.

At the time of purchase, the Fund’s Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers.

The Manager selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates

22 / Aquila Municipal Trust

tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low and are expected to rise.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Utah and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers.  Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah households pay more in state and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Utah Double-Exempt Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Unrated Security Risk. When the Fund purchases unrated securities, it will depend on the Manager’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization. Unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Some securities held by the Fund, including securities issued in private placement transactions, may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. Such illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

23 / Aquila Municipal Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund For Utah (the Predecessor Fund) on October 11, 2013.  As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund.  Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2004 – 2013

Percent

20%

                                                16.69
15%                                             XXXX
                                                XXXX          10.48
10%                                             XXXX          XXXX
                                                XXXX          XXXX    7.32
                                                XXXX          XXXX    XXXX
 5%             4.53         4.97               XXXX          XXXX    XXXX
                XXXX   3.63  XXXX  2.48         XXXX   3.00   XXXX    XXXX
 0%             XXXX   XXXX  XXXX  XXXX  XXXX   XXXX   XXXX   XXXX    XXXX
                                         XXXX                                XXXX
-5%                                      XXXX                               -1.54
                                         XXXX
                                        -8.01
-10%

-15%
                2004   2005  2006  2007  2008   2009   2010   2011    2012   2013

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended September 30, 2009) and the lowest return for a quarter was –4.91% (quarter ended September 30, 2008).

The year-to-date (from January 1, 2014 to June 30, 2014) total return for Class Y Shares was 5.85%.

	Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(5.72)%	5.95%	3.53%
Class C	(3.50)%	5.98%	3.14%
Class Y	(1.54)%	7.01%	4.17%
Class Y Returns After Taxes:
On Distributions	(1.63)%	6.96%	4.11%
On Distributions and Redemption	0.64%	6.48%	4.16%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	(0.34)%	4.47%	4.02%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

24 / Aquila Municipal Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers --  Mr. Todd Curtis, Vice President of the Fund, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009.  Mr. James Thompson, Vice President of the Fund, has served as co-portfolio manager of the Fund and the Predecessor Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Utah state income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

25 / Aquila Municipal Trust

Additional Information About the Funds’ Principal Investment Strategies and Principal Risks

Are the Funds right for me?

Each Fund is designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from regular Federal income tax and state personal income tax.  An investment in shares of a Fund may not be suitable for you if you are investing through an IRA, 401(k) plan or other tax-deferred account.

Additional Information About the Funds’ Principal Investment Strategies

Aquila Tax-Free Trust of Arizona

Aquila Tax-Free Trust of Arizona invests primarily in Arizona Obligations, which are a type of municipal obligation.  Arizona Obligations are obligations of the State of Arizona and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Arizona state income tax.  The Fund purchases the obligations of governmental issuers other than Arizona governmental issuers only when obligations of the State of Arizona and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Aquila Tax-Free Fund of Colorado

Aquila Tax-Free Fund of Colorado invests primarily in Colorado Obligations, which are a type of municipal obligation. Colorado Obligations are obligations of the State of Colorado and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Colorado state income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. This 80% policy may not be changed without shareholder approval.

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state.  Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.  Accordingly, a significant portion of the Colorado Obligations in which Aquila Tax-Free Fund of Colorado invests is comprised of revenue bonds (see “Municipal Obligations” below).  Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

Aquila Churchill Tax-Free Fund of Kentucky

Aquila Churchill Tax-Free Fund of Kentucky invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds (see “Municipal Obligations” below).  Accordingly, a significant portion of the Kentucky Obligations in which Aquila Churchill Tax-Free Fund of Kentucky invests is comprised of revenue bonds.

Aquila Narragansett Tax-Free Income Fund

Aquila Narragansett Tax-Free Income Fund invests primarily in Rhode Island Obligations, which are a type of municipal obligation.  Rhode Island Obligations are obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Rhode Island state income tax.  The Fund purchases the obligations of governmental issuers other than Rhode Island governmental issuers only when obligations of the State of Rhode Island and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

26 / Aquila Municipal Trust

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Aquila Tax-Free Fund For Utah

Aquila Tax-Free Fund For Utah invests primarily in Utah Double-Exempt Obligations, which are a type of municipal obligation.  Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers.

Utah Double-Exempt Obligations are obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, American Samoa, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Utah state individual income tax.  Utah Double-Exempt Obligations also include obligations, of any maturity, issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to an administrative determination of the Utah State Tax Commission issued under statutory authority, from Utah individual (but not corporate) income taxes.  These states currently are Alaska, Florida, Indiana (for bonds acquired before January 1, 2012), Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State.  Under normal circumstances, the Fund may invest up to 50% of its net assets at the time of purchase in obligations of non-Utah-based issuers.  Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of states other than Utah.

The Fund may invest a significant portion of its assets in unrated securities, including those issued in private placement transactions.  From time to time, the Fund may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers.

Municipal Obligations

Each Fund may invest in municipal obligations.  Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

*           municipal notes and bonds,
*           tax, revenue or bond anticipation notes,
*           construction loan notes,
*           project notes, which sometimes carry a U.S. government guarantee,
*           municipal lease/purchase agreements
*           participation interest in a municipal or other security; and
*           floating and variable rate demand notes

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.

The various public purposes for which municipal obligations are issued include:

*           obtaining funds for general operating expenses,
*           refunding outstanding obligations,
*           obtaining funds for loans to other public institutions and facilities, and
*           funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities

27 / Aquila Municipal Trust

issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Each Fund may invest in variable and floating rate securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio manager(s) will decide whether the security should continue to be held or sold and provide a quarterly report on the ongoing status of such holdings to the Board of Trustees for their review and consideration. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses to protect the Fund’s interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

Normally, each Fund invests substantially all of its assets to meet its investment objectives.  Each Fund may invest the remainder of its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Each Fund may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although each Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Fund’s 80% policy, each Fund is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. A Fund’s investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of a Fund’s assets.

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Aquila Tax-Free Trust of Arizona [logo]

[PICTURE]
Salt River Project - Roosevelt Dam
[PICTURE]
Banner Health System
[PICTURE]
Sky Harbor International Airport - Terminals 3 & 4
[PICTURE]
Arizona State Capitol

Aquila Tax-Free Trust of Arizona invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2014 and together represented approximately 14.81% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Aquila Tax-Free Fund of Colorado [logo]

[PICTURE]
RTD Light Rail
[PICTURE]
Broomfield Park and Rec.
[PICTURE]
Woodland Park School District
[PICTURE]
Boulder Open Spaces
[PICTURE]
University of Colorado

Aquila Tax-Free Fund of Colorado invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Colorado. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2014 and together represented approximately 5.36% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Aquila Churchill Tax-Free Fund of Kentucky [logo]

[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Lexington-Fayette Airport/Bluegrass Field
[PICTURE]
Oldham County High School
[PICTURE]
Higher Education
[PICTURE]
University of Kentucky Student Health
[PICTURE]
Warren County Judicial Center
[PICTURE]
Kentucky Turnpike Authority

Aquila Churchill Tax-Free Fund of Kentucky invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2014 and together represented approximately 24% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Aquila Narragansett Tax-Free Income Fund [logo]

[PICTURE]
Narragansett Bay Commission - Rhode Island Clean Water & Pollution Control
[PICTURE]
Rhode Island Convention Center - Providence, RI
[PICTURE]
Bryant University – Smithfield, RI
[PICTURE]
University of Rhode Island
[PICTURE]
Johnson & Wales University
[PICTURE]
Providence College – Providence RI
[PICTURE]
Daphne Farago Wing – Rhode Island School of Design

Aquila Narragansett Tax-Free Income Fund invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2014 and together represented approximately 23% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Aquila Tax-Free Fund For Utah [logo]

[PICTURE]
Payson Project
[PICTURE]
Utah Transit Authority, Light Rail
[PICTURE]
University of Utah
[PICTURE]
Single Family Mortgage Bonds for Utah Housing

Aquila Tax-Free Fund For Utah invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of May 31, 2014 and together represented approximately 10.5% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Additional Information About the Principal Risks of Investing in the Funds

Market Risk. The market prices of fixed income and other securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund falls, the value of your investment in the Fund will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years.  High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit or refinancing existing obligations.  These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond, and the value and liquidity of a Fund’s investments may be negatively affected.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In response to the crisis, the U.S. government and the Federal Reserve as well as certain governments and other central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels and buying long-term bonds.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and reduce the value and liquidity of certain securities.  In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.  The Funds may experience heavy redemptions, particularly during periods of declining or illiquid markets that could cause a Fund to liquidate its assets at inopportune times, or at a loss or depressed value.  In that event, the value of your investment in the Fund would go down.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change.  Interest rates have been historically low and are expected to rise. When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline; however the value of fixed income securities generally rise.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.   This may cause a Fund’s share price to be more volatile.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by a Fund may decline due to a decrease in market interest rates.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses to protect the Fund’s interests or to enforce its rights.

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Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by a Fund is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer.  A Fund also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  A Fund may hold several investments covered by one insurer, which would increase the Fund’s exposure to the claims-paying ability of that insurer.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Arizona and Other Municipal Obligations (Aquila Tax-Free Trust of Arizona only).  The Fund may be affected significantly by adverse economic, political or other events affecting Arizona and other municipal issuers.

Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations.  Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  Additionally, although Arizona’s economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

Arizona’s economy continues to recover from the recession that began in December 2007.  Economic recovery in Arizona, and particularly employment growth, has lagged compared to the rest of the nation as a consequence of the severity of Arizona’s recession.  Constrained budgets persist for a large majority of households. Despite some job growth and lowering in the unemployment rate, many consumers continue to face employment insecurity, lower wages and benefits, high debt and rising prices for essentials that limits the amount of funds available for discretionary spending.  Although the residential real estate market has improved, the commercial real estate sector continues to be weak, which could pose additional risk. Although real business investment continues to grow, the rate has slowed as a consequence of demand uncertainty.  Austerity policies adopted have slowed the pace of economic recovery to some extent as reduced government spending, employment, investment and higher taxes reduce the level of real, effective demand in the economy.  Arizona is one of the states in the nation most vulnerable to federal government expenditure changes because of the large proportion of military spending in the state’s economy.  Arizona’s retirement systems are underfunded.  Continued economic recovery in Arizona will be affected by federal fiscal policy, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.  Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities.

There can be no assurance that Arizona’s fiscal situation will not become more difficult, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities.  The potential deterioration of Arizona’s fiscal situation increases the risk of investing in Arizona municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Arizona municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the rating of Arizona issuers could result in a reduction in the market value of Arizona municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Arizona may be found in the SAI.

Risks Associated with Investments in Colorado and Other Municipal Obligations (Aquila Tax-Free Fund of Colorado only).  The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers.

The Colorado economy continues to recover from financial difficulties stemming from the recession that began in December 2007.  The labor market has added jobs, with especially strong growth in the private sector.

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The unemployment rate is falling while wages and salaries are rising.  Personal income grew in 2013, supporting growth in retail sales.  The residential real estate market continues to improve, with price increases and more construction activity.  Housing prices increased rapidly in 2013; however, it is not clear that this rate of price appreciation can continue with higher mortgage interest rates.  Continued economic recovery in Colorado will be affected by federal fiscal policy, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining the State’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth. Colorado revenue receipts will therefore struggle to return to healthy growth rates until personal income and employment show sustained improvement.

Property taxes are a significant source of revenue for many local governments.  Declines in property values may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  Colorado’s retirement systems are underfunded.

The Taxpayer Bill of Rights (TABOR), passed in 1992, is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, in a given year. Any excess revenue must be refunded to taxpayers. TABOR refunds are not anticipated through at least the 2014-15 fiscal year.

There can be no assurance that Colorado’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, includingthe risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Colorado may be found in the SAI.

Risks Associated with Investments in Kentucky and Other Municipal Obligations (Aquila Churchill Tax-Free Fund of Kentucky only).  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.

The Kentucky economy continues to recover from financial difficulties stemming from the recession that began in December 2007.  Kentucky is concentrated in manufacturing, which will remain the foundation of the Commonwealth’s recovery. Kentucky is also an energy-producing state and ranks third in the nation in terms of coal production.  One significant area of concern has been the market for Kentucky coal. Coal production, utilization, and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. As Kentucky’s employment base is dominated by manufacturing and construction, it has typically lagged the national economy.  Kentucky’s low cost structure and affordable housing may serve as a catalyst for net migration to the state.  However, limited education levels will provide an impediment to various industry expansions or relocation to the state.  Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may continue to negatively impact these tax revenues. The Commonwealth and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth’s economic base.  Kentucky’s retirement systems are underfunded by about 55%. The unfunded pension liability and Other Post Employment Benefit liability together total approximately $25.5 billion. Funded levels have been steadily decreasing as a result of the Commonwealth’s failure to make the full annual required contribution (ARC) to its pensions over the past several years.  Continued economic recovery in Kentucky will be affected by federal fiscal policy, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.

There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the Commonwealth or its municipalities. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including

36 / Aquila Municipal Trust

the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Kentucky issuers could result in a reduction in the market value of Kentucky municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.

Risks Associated with Investments in Rhode Island and Other Municipal Obligations (Aquila Narragansett Tax-Free Income Fund only).  The Fund may be affected significantly by adverse economic, political or other events affecting Rhode Island and other municipal issuers.

Rhode Island continues to experience financial difficulties stemming from the recession that began in December 2007.  Rhode Island’s economy is growing at a slow pace that falls short of the rate of recoveries in New England and the nation.  Rhode Island’s economic recovery is being slowed by not only fiscal and monetary policy  uncertainty at the federal level but the paucity of quality new jobs and the “housing hangover” at the State level.  Rhode Island’s unemployment rate is the third-highest in the nation.  The state has depleted the resources it set aside to pay unemployment benefits and is now borrowing from the Federal Trust Fund to make benefit payments to unemployed Rhode Islanders.  The impact of the high level of unemployment translated into a sharp decline in tax receipts to the State, as less personal income taxes are received from employers through withholding taxes, and taxpayers transmit lower estimated and final payments, but request larger refunds.  Uncertainty about the economic future and the contraction of the State’s housing market has caused Rhode Islanders to pull back on spending and impacted the State’s second largest income stream, the sales and use tax.  Rhode Island continues to face significant budget deficits.  Rhode Island also continues to face problems related to underfunded municipal pension plans and other post-employee benefit liabilities.  As a result of a significant budget deficit and approximately $80 million in unfunded pension liabilities, the City of Central Falls went into receivership in 2010, and the State Receiver filed for Federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.  The City emerged from bankruptcy on October 25, 2012.

The potential further deterioration of Rhode Island’s fiscal situation increases the risk of investing in Rhode Island municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Rhode Island municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Rhode Island issuers could result in a reduction in the market value of Rhode Island municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Rhode Island may be found in the SAI.

Risks Associated with Investments in Utah and Other Municipal Obligations (Aquila Tax-Free Fund For Utah only).  The Fund may be affected significantly by adverse economic, political or other events affecting Utah and other municipal issuers.

Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations.  Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

Utah’s economy continues to recover from the recession that began in December 2007.  Over the last several years, Utah has outperformed the national economy.  The State’s labor market has shown improvement.  However, federal budget cuts have resulted in layoffs by Utah employers, and reductions in defense spending would further impact the State’s labor market.  Another concern for Utah’s economy is reduced production at Rio Tinto Kennecott’s Bingham Canyon Mine due to its large contribution to economic activity.  Production fell at the site due to a massive landslide that occurred in 2013.  The population of Utah has been steadily increasing for over a century, and the state is expected to continue to experience population growth at a rate higher than most states.  Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the state’s education costs, Utah households pay more in State and local taxes per household than the national average.  The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.  Continued economic recovery in Utah will be affected by federal fiscal policy, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues.

There can be no assurance that Utah’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the State. The potential deterioration of Utah’s fiscal

37 / Aquila Municipal Trust

situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund’s net asset value, yield and/or the distributions paid by the Fund.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Utah may be found in the SAI.

Additional Risks Associated with Municipal Obligations (All Funds).  Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

Tax Risk. Each Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and the applicable state’s income tax. There is no guarantee that this opinion is correct, and there is no assurance that the IRS or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable dividends. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by a Fund.

Unrated Securities Risk (Aquila Tax-Free Fund For Utah only). When the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Manager internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. The Manager’s rating does not constitute a guarantee of credit quality. In addition, unrated securities may be less liquid than rated securities determined to be of comparable quality.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and this is more likely to occur as a result of the reduction of market support by the Federal Reserve.  A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments.  Aquila Tax-Free Fund For Utah may invest a significant portion of its assets in securities issued in private placement transactions.  Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments.  When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing

38 / Aquila Municipal Trust

markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  From time to time, Aquila Tax-Free Fund For Utah may hold a significant percentage, or all, of the outstanding private placement bond by certain issuers.  To the extent that a Fund holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Portfolio Selection Risk. The value of your investment may decrease if a portfolio manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, a Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on each Fund’s website.

Fund Management

 How is each Fund managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036,  the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. With respect to each of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, provides the Fund with local advisory service; and, at the Manager’s expense, provides for pricing of the Fund’s portfolio. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2014, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.0 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter,

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members of her family and by the Estate of Lacy B. Herrmann.

Aquila Tax-Free Trust of Arizona

Mr. Todd Curtis, who as an employee of the former sub-adviser and its predecessors has served as the portfolio manager of the Fund since its inception in 1986, became an employee of the Manager and Senior Vice President/Portfolio Manager of the Fund in 2004. He continues to manage the Fund’s portfolio and is based in Phoenix, Arizona.  He is also co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky and co-portfolio manager of Aquila Tax-Free Fund For Utah.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2014, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2013.

Aquila Tax-Free Fund of Colorado

With respect to Aquila Tax-Free Fund of Colorado, investment advisory duties, including portfolio management, have been delegated to Davidson Fixed Income Management, Inc. doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement. The Sub-Adviser provides the Fund with local advisory services. Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the sub-adviser’s expense, providing for pricing of the Fund’s portfolio.

Davidson Fixed Income Management, Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to the Fund and the Predecessor Fund since 1992. The Sub-Adviser has approximately $5.7 billion in assets under management. It has a local office at 1600 Broadway, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns is the Fund’s portfolio manager.   Mr. Johns has served as the portfolio manager of the Fund and the Predecessor Fund since the Predecessor Fund’s inception in 1987. He has also served as the portfolio manager of Aquila Tax- Free Trust of Oregon since 2011. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at the former United Bank of Denver, which acted as investment adviser to the Fund from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2014, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.48% of its average annual net assets during the fiscal year ended March 31, 2014.

The Manager, and not your Fund, pays a portion of the fees it receives from your Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to your Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.20% of the Fund’s average annual net assets.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2013.

Aquila Churchill Tax-Free Fund of Kentucky

Mr. Royden Durham and Mr. Todd Curtis are co-portfolio managers of the Fund.

Mr. Durham has served as co-portfolio manager of the Fund and the Predecessor Fund since 2011.  Mr. Durham has thirty-three years of experience in the financial services industry.  He is a graduate of Heidelberg College with a B.A. in Economics and German.  Most recently Mr. Durham served in a trust capacity for JP Morgan Chase.

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Prior to that, he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Curtis has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009.  He was the back-up portfolio manager of the Predecessor Fund from 2004 to 2009. He is also co-portfolio manager of Aquila Tax-Free Fund For Utah and the portfolio manager of Aquila Tax-Free Trust of Arizona.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets; provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2014, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2013.

Aquila Narragansett Tax-Free Income Fund

With respect to Aquila Narragansett Tax-Free Income Fund, investment advisory duties, including portfolio management, have been delegated to Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), One Citizens Plaza, Providence, Rhode Island 02903, under a Sub-Advisory Agreement. The Sub-Adviser provides the Fund with local advisory services.  Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser’s expense, providing for pricing of the Fund’s portfolio.

Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC (“RBSG”). The Treasury (“HMT”) of the United Kingdom (“U.K.”) has a significant interest in RBSG.  The investment is managed on a commercial basis by an arms-length company, UK Financial Investments Limited, which is wholly owned by HMT. CFG is a $122 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,370 branches and nearly 19,000 employees. It operates its branch network in 12 states and has non-branch retail and commercial offices in more than 30 states.

Mr. Jeffrey K. Hanna is the portfolio manager of the Fund.  Mr. Hanna, a Senior Vice President of the Sub-Adviser, has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2005. He was formerly an assistant portfolio manager of the Predecessor Fund and served as such from 2000 to 2005.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.
The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2014, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets.  After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.34% of its average annual net assets during the fiscal year ended March 31, 2014.

The Manager, and not the Fund, pays a portion of the fees it receives from the Fund to the Sub-Adviser as compensation for the Sub-Adviser’s services to the Fund.  The Sub-Adviser is entitled to receive a fee at the annual rate of 0.23% of the Fund’s average annual net assets.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2013.

Aquila Tax-Free Fund For Utah

Mr. Todd Curtis and Mr. James Thompson are the co-portfolio managers of the Fund. Mr. Curtis has served as the portfolio manager or co-portfolio manager of the Fund and the Predecessor Fund since 2009. He is also the co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky and the portfolio manager of Aquila Tax-Free Trust of Arizona.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.  Mr. Thompson has served as the co-portfolio manager of the Fund and the Predecessor Fund since 2009. Mr. Thompson has twenty-five years of experience in the municipal finance industry. Most recently Mr. Thompson served as underwriter and municipal bond trader for Wells Fargo Brokerage Services in Salt Lake City, Utah.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The Manager is entitled to receive a management fee at the annual rate of 0.50% of the Fund’s average annual net assets.  During the fiscal year ended March 31, 2014, the Fund accrued management fees to the Manager at the annual rate of 0.50% of its average annual net assets. After waivers and/or reimbursements, the Fund paid management fees to the Manager equal to 0.45% of its average annual net assets during the fiscal year ended March 31. 2014.

A discussion regarding the Trustees’ basis for approving the Advisory and Administration Agreement is available in the semi-annual report to shareholders for the period ended September 30, 2013.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

In which states can I buy shares of a Fund?

Aquila Tax-Free Trust of Arizona

You can purchase shares of the Aquila Tax-Free Trust of Arizona if you live in Arizona or in one of the other states listed below.

If you are a resident of a state other than Arizona, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, Nevada, New Jersey, New York, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in:

Iowa, Massachusetts, Montana, New Mexico, Tennessee, Washington and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, Ohio, Oregon, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona, Texas and West Virginia.

Aquila Tax-Free Fund of Colorado

You can purchase shares of Aquila Tax-Free Fund of Colorado if you live in Colorado or in one of the other states listed below.

If you are a resident of a state other than Colorado, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Colorado, Arizona, California, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Maryland, New Mexico, Texas, Washington and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Colorado, California, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New

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Jersey, New York, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona.

Aquila Churchill Tax-Free Fund of Kentucky

You can purchase shares of Aquila Churchill Tax-Free Fund of Kentucky if you live in Kentucky or in one of the other states listed below.

If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:  Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Tennessee, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona and Texas.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:  Kentucky, Alabama, California, Colorado, Florida, Georgia, Hawaii, Illinois, Indiana, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Utah, Virginia and Wyoming.

In addition, Class Y Shares are available in Arizona.

Aquila Narragansett Tax-Free Income Fund

You can purchase shares of Aquila Narragansett Tax-Free Income Fund if you live in Rhode Island or in one of the other states listed below.

If you are a resident of a state other than Rhode Island, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Massachusetts, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Utah, Virginia and Wyoming.

In addition, Class A Shares are available in Arizona and Tennessee.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Rhode Island, California, Colorado, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Minnesota, Missouri, New Jersey, New York, Ohio, Pennsylvania, Utah, Virginia and Wyoming.

In addition, Class Y shares are available in Arizona.

Aquila Tax-Free Fund For Utah

You can purchase shares of Aquila Tax-Free Fund For Utah if you live in Utah or in one of the other states listed below.

If you are a resident of a state other than Utah, dividends from the Fund may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Utah, Alaska, Arizona, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, North Dakota, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia, Washington and Wyoming.

In addition, Class A Shares are available in Michigan, Montana and Wisconsin.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

Utah, Alaska, California, Colorado, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Kentucky, Minnesota, Missouri, Nevada, New Jersey, New York, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Virginia and Wyoming.

In addition, Class Y Shares are available in North Dakota and Washington.

A Fund and the Distributor may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

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•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

You may purchase Class A or Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon.

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A  Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.
Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to the Fund.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Funds’ Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to the appropriate Fund.

* Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Funds’ Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if

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your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Funds may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in a Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

• Class C Shares held for less than 12 months (from the date of purchase); and

• CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Funds offer expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

•	account name(s) and number

•	name of the caller

•	the social security number registered to the account

•	personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

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2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund’s records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Funds’ Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by a:

•	member of a national securities exchange;

•	U.S. bank or trust company;

•	state-chartered savings bank;

•	Federally chartered savings and loan association;

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Funds no longer issues share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

When will I receive the proceeds of my redemption of Class A or Class C Shares?

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

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Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I or Y Shares.

Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.  Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

General

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of a Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

Alternative Purchase Plans

How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?

Each Fund provides you with four ways to invest in the Fund through four separate classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees
A distribution fee of 0.05 of 1% (for Aquila Tax-Free Fund of Colorado), 0.15 of 1% (for Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund), or 0.20 of 1% (for Aquila Tax-Free Fund For Utah) is imposed on the average annual net assets represented by the applicable Class A Shares.

A distribution fee of 0.75 of 1% and a service fee of 0.25 of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).

Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class Y Shares “Institutional Class”	Class I Shares “Financial Intermediary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

What price will I pay for a Fund’s shares?

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

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An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

• an individual;

• an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

• a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

• a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended (the “Code”).

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

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Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund:

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase
$1 million and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

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For All Funds:

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila fund shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by a Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.  Each Fund also permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  Please see the SAI for additional information about sales charge waivers and reductions.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I and Class Y Shares must be made

51 / Aquila Municipal Trust

through the investor’s financial intermediary.  Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.

 Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of a Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Boards of Trustees of the Funds have determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of a Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Funds and the Distributor.

Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

* 0.15 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund (a distribution fee of up to 0.05 of 1% of the average annual net assets represented by Class A Shares of Aquila Tax-Free Fund of Colorado is currently authorized by the Trustees of such Fund);

* 0.20 of 1% of the average annual net assets represented by Class A shares of Aquila Tax-Free Fund For Utah;

* 0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and

* 0.25 of 1% of the average annual net assets represented by Class I Shares of each Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each Fund is currently authorized by the Trustees of such Funds).

Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Whenever Aquila Tax-Free Trust of Arizona or Aquila Churchill Tax-Free Fund of Kentucky makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of that Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services

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to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund) to certain broker/dealers and other financial intermediaries (“financial advisors”) in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options.  To obtain more information on how additional compensation may have influenced your advisor’s recommendation of a Fund ask your financial advisor.  For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Each Fund pays dividends and other distributions with respect to each class of shares. Each Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by a Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if a Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because each Fund’s income varies, so will a Fund’s dividends. There is no fixed dividend rate. It is expected that most of each Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. Each Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Funds’ present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to

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have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, your Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

You may receive three different types of distributions from a Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Aquila Tax-Free Trust of Arizona

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Arizona Obligations will also generally be exempt from Arizona state income tax, subject to the discussion under the heading “Tax Risk.”  Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/13

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends

Class A Shares	97.72%	2.02%	0.26%
Class C Shares	97.28%	2.47%	0.25%
Class Y Shares	97.85%	1.93%	0.22%

Aquila Tax-Free Fund of Colorado

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Colorado Obligations will also generally be exempt from Colorado state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

54 / Aquila Municipal Trust

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/13

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Aquila Churchill Tax-Free Fund of Kentucky

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals, and exempt-interest dividends may be subject to Kentucky franchise or other taxes imposed on certain corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/13

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.86%	0.00%	0.14%
Class C Shares	99.86%	0.00%	0.14%
Class I Shares	99.86%	0.00%	0.14%
Class Y Shares	99.86%	0.00%	0.14%

Aquila Narragansett Tax-Free Income Fund

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Rhode Island Obligations will also generally be exempt from Rhode Island state income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/13

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.76%	0.00%	0.24%
Class C Shares	99.76%	0.00%	0.24%
Class I Shares	99.76%	0.00%	0.24%
Class Y Shares	99.79%	0.00%	0.21%

Aquila Tax-Free Fund For Utah

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Utah Double-Exempt Obligations will also generally be exempt from Utah state individual income tax subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/13

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	93.09%	3.52%	3.39%
Class C Shares	91.35%	4.48%	4.17%
Class Y Shares	93.58%	3.27%	3.15%

55 / Aquila Municipal Trust

All Funds

Net capital gains of a Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of a Fund when the Fund is about to declare a taxable dividend or capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of the Fund’s dividends and distributions annually.

If you sell shares of a Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Fund shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  Distributions of net capital gain are generally exempt from such withholding.

If you do not provide a Fund with your correct taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Arizona Taxes - Aquila Tax-Free Trust of Arizona

Shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt Arizona Obligations of the State of Arizona and its political subdivisions.  Under an administrative pronouncement of the Arizona Department of Revenue, exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands, or to certain industrial development bonds issued by the Government of American Samoa, would not be subject to Arizona income tax.  Administrative practice may not be cited as precedent and may be subject to change at any time.

The Arizona tax consequences to shareholders of the Fund of dividends and distributions of other than exempt-interest dividends and disposition of shares of the Fund will generally be treated for Arizona personal income tax and corporate income tax purposes in the same manner as they are treated for Federal income tax purposes as described above.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Colorado State Income Taxes - Aquila Tax-Free Fund of Colorado

The discussion below addresses the tax consequences to individuals, estates, and trusts that are Colorado residents and that will be shareholders of the Fund, and to any corporate shareholder of the Fund that is required to file an income tax return in Colorado, and does not discuss the tax consequences to any other shareholder. This summary is limited to holders that hold shares in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes).  This discussion is based on Colorado state income tax law as in effect as of the date of this Prospectus.  Such law is subject to change by legislation, judicial or administrative action or decision, possibly with retroactive effect.

This discussion is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and that it will satisfy the conditions that will cause Fund distributions to qualify as exempt-interest dividends to shareholders. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).

Exempt-interest dividends paid by the Fund that are attributable to interest earned on Colorado Obligations (such distributions, “Colorado-exempt distributions”) should not be subject to Colorado state income tax. Other distributions, including distributions attributable to capital gains, will be subject to Colorado state income tax, other than distributions (if any) that constitute a tax-free return of capital.

Colorado imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayer’s federal alternative minimum taxable income. To the extent that Colorado-exempt distributions are includible in such taxpayer’s federal alternative minimum taxable income, they should not be includible in Colorado alternative minimum taxable income. Colorado imposes no alternative minimum tax on corporations.

56 / Aquila Municipal Trust

Gain on the sale, exchange, or other disposition of Fund shares will generally be subject to Colorado income tax to the extent such gain is includible in federal taxable income. Colorado currently taxes all such gain at a flat rate of 4.63%, regardless of the character of the gain for federal income tax purposes. Loss on a sale, exchange or other disposition of Fund shares will generally be subject to the limitations on capital losses described in Section 1211 of the Code.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Kentucky Taxes - Aquila Churchill Tax-Free Fund of Kentucky

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Rhode Island Taxes - Aquila Narragansett Tax-Free Income Fund

The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund.

This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

Individual and Corporate Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation, and corporate holders of shares of the Fund which are subject to the Rhode Island business corporation tax on their net income (as such term is defined by Rhode Island tax law), will not be required to include in income for Rhode Island income tax purposes (i) the portion of exempt-interest dividends that the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations, (ii) the portion of ordinary dividends that the Fund clearly identifies as directly attributable to interest earned on debt obligations of the United States and its agencies and instrumentalities, and (iii) the portion of ordinary and capital gain dividends that the Fund clearly identifies as directly attributable to gain on the sale of obligations of Rhode Island issuers that are specifically exempted from Rhode Island tax by the Rhode Island law authorizing their issuance. Other Fund distributions and dividends will be taxable for Rhode Island income tax purposes.

Gain or loss recognized on a sale or exchange of Fund shares by holders of shares subject to Rhode Island income taxation will generally be included in Rhode Island taxable income.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

Utah Taxes - Aquila Tax-Free Fund For Utah

Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of Utah individual income tax in the same manner as they are treated for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Administrative determinations of the Utah State Tax Commission issued under statutory authority provide that interest on obligations of certain non-Utah-based issuers which provide a similar exemption for obligations of Utah-based issuers are exempt from Utah individual income taxes. Administrative determinations may be subject to change at any time and there can be no certainty as to the ongoing exemption from Utah individual income tax of the interest on obligations of non-Utah-based issuers. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally will not be deductible for Utah individual income tax purposes unless deductible for federal income tax purposes (and if deductible for federal income tax purposes, such amounts may affect the amount excludable as an exempt-interest dividend). Other distributions from the Fund generally will not be exempt from Utah income tax.

Distributions of interest income by the Fund attributable to Utah Double-Exempt Obligations are generally not exempt from the Utah corporate franchise and income tax. However, a partial nonrefundable credit is available for interest income attributable to obligations issued by Utah governmental issuers and U.S. governmental issuers, which may include obligations issued by U.S. territorial governments, which credit may generally be 1% of such gross interest income included in the taxpayer’s state taxable income. Corporations and other entities subject to the Utah corporate franchise and income tax should consult their tax advisers before investing in the Fund.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

57 / Aquila Municipal Trust

FINANCIAL HIGHLIGHTS

           The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.

Aquila Tax-Free Fund of Colorado acquired the assets and liabilities of Tax-Free Fund of Colorado on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund of Colorado is the accounting successor of Tax-Free Fund of Colorado.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund of Colorado.

Aquila Churchill Tax-Free Fund of Kentucky acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky on October 11, 2013.  As a result of the reorganization, Aquila Churchill Tax-Free Fund of Kentucky is the accounting successor of Churchill Tax-Free Fund of Kentucky.  For periods before October 11, 2013, the information reflects the financial performance of Churchill Tax-Free Fund of Kentucky.

Aquila Narragansett Tax-Free Income Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund on October 11, 2013.  As a result of the reorganization, Aquila Narragansett Tax-Free Income Fund is the accounting successor of Aquila Narragansett Tax-Free Income Fund.  For periods before October 11, 2013, the information reflects the financial performance of Aquila Narragansett Tax-Free Income Fund.

Aquila Tax-Free Fund For Utah acquired the assets and liabilities of Tax-Free Fund For Utah on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund For Utah is the accounting successor of Tax-Free Fund For Utah.  For periods before October 11, 2013, the information reflects the financial performance of Tax-Free Fund For Utah.

58 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS

	Class A
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$10.92		$10.37	$10.50	$10.14	$10.19
Income from investment operations:
Net investment income(1)	0.38		0.29		0.41	0.42	0.43	0.43
Net gain (loss) on securities (both
realized and unrealized)	(0.34)		0.05		0.54	(0.13)	0.36	(0.05)
Total from investment operations	0.04		0.34		0.95	0.29	0.79	0.38
Less distributions:
Dividends from net investment income	(0.37)		0.29		(0.40)	(0.42)	(0.43)	(0.43)
Distributions from capital gains	(0.01)		–		–	–	– (2)	–
Total distributions	(0.38)		(0.29)		(0.40)	(0.42)	(0.43)	(0.43)
Net asset value, end of period	$10.63		$10.97		$10.92	$10.37	$10.50	$10.14
Total return(not reflecting sales charge)	0.49%		3.08	%(3)	9.29%	2.80%	7.87%	3.86%
Ratios/supplemental data
Net assets, end of period (in millions)	$229		$265		$274	$260	$295	$289
Ratio of expenses to average net assets	0.78	%(5)(6)	0.73	%(4)	0.73%	0.73%	0.74%	0.75%
Ratio of net investment income to
average net assets	3.59	%(5)(6)	3.50	%(4)	3.78%	4.07%	4.08%	4.26%
Portfolio turnover rate	10%		8	%(3)	17%	12%	14%	19%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.78	%(5)	0.73	%(4)	0.73%	0.73%	0.74%	0.74%
_______________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Amount represents less than $0.01.

(3)	Not annualized.

(4)	Annualized.

(5)	Includes expenses incurred in connection with the reorganization of the Trust into Aquila Municipal Trust.

(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.64%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

59 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$10.92		$10.37	$10.50	$10.14	$10.19
Income from investment operations:
Net investment income(1)	0.29		0.22		0.31	0.33	0.33	0.34
Net gain (loss) on securities (both
realized and unrealized)	(0.34)		0.05		0.55	(0.13)	0.37	(0.05)
Total from investment operations	(0.05)		0.27		0.86	0.20	0.70	0.29
Less distributions:
Dividends from net investment income	(0.28)		(0.22)		(0.31)	(0.33)	(0.34)	(0.34)
Distributions from capital gains	(0.01)		–		–	–	– (2)	–
Total distributions	(0.29)		(0.22)		(0.31)	(0.33)	(0.34)	(0.34)
Net asset value, end of period	$10.63		$10.97		$10.92	$10.37	$10.50	$10.14
Total return(not reflecting CDSC)	(0.36)%		2.43	%(3)	8.36%	1.93%	6.95%	2.98%
Ratios/supplemental data
Net assets, end of period (in millions)	$16		$24		$21	$15	$14	$7
Ratio of expenses to average net assets	1.63	%(5)(6)	1.57	%(4)	1.58%	1.57%	1.58%	1.60%
Ratio of net investment income to
average net assets	2.74	%(5)(6)	2.64	%(4)	2.91%	3.21%	3.19%	3.38%
Portfolio turnover rate	10%		8	%(3)	17%	12%	14%	19%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.63	%(5)	1.57	%(4)	1.58%	1.57%	1.58%	1.59%
_______________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Amount represents less than $0.01.

(3)	Not annualized.
(4)	Annualized.

(5)	Includes expenses incurred in connection with the reorganization of the Trust into Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.58% and 2.79%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

60 / Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.99		$10.94		$10.39	$10.52	$10.16	$10.21
Income from investment operations:
Net investment income(1)	0.40		0.30		0.42	0.44	0.44	0.44
Net gain (loss) on securities (both
realized and unrealized)	(0.34)		0.05		0.55	(0.14)	0.36	(0.05)
Total from investment operations	0.06		0.35		0.97	0.30	0.80	0.39
Less distributions:
Dividends from net investment income	(0.39)		(0.30)		(0.42)	(0.43)	(0.44)	(0.44)
Distributions from capital gains	(0.01)		–		–	–	– (2)	–
Total distributions	(0.40)		(0.30)		(0.42)	(0.43)	(0.44)	(0.44)
Net asset value, end of period	$10.65		$10.99		$10.94	$10.39	$10.52	$10.16
Total return	0.64%		3.20	%(3)	9.44%	2.95%	8.02%	4.02%
Ratios/supplemental data
Net assets, end of period (in millions)	$20		$24		$16	$11	$13	$10
Ratio of expenses to average net assets	0.63	%(5)(6)	0.58	%(4)	0.58%	0.58%	0.59%	0.60%
Ratio of net investment income to
average net assets	3.74	%(5)(6)	3.64	%(4)	3.92%	4.22%	4.22%	4.39%
Portfolio turnover rate	10%		8	%(3)	17%	12%	14%	19%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.63	%(5)	0.58	%(4)	0.58%	0.58%	0.59%	0.59%
_______________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Amount represents less than $0.01.

(3)	Not annualized.
(4)	Annualized.

(5)	Includes expenses incurred in connection with the reorganization of the Trust into Aquila Municipal Trust.
(6)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.58% and 3.79%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

61 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

	Class A
	Year		Three Months
	Ended		Ended		Year Ended December 31,
	3/31/14		3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.80		$10.89		$10.63	$10.14	$10.39	$9.88
Income (loss) from investment operations:
Net investment income(1)	0.32		0.08		0.35	0.39	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.35)		(0.09)		0.26	0.49	(0.25)	0.52
Total from investment operations	(0.03)		(0.01)		0.61	0.88	0.15	0.92
Less distributions:
Dividends from net investment income	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)	(0.41)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.32)		(0.08)		(0.35)	(0.39)	(0.40)	(0.41)
Net asset value, end of period	$10.45		$10.80		$10.89	$10.63	$10.14	$10.39
Total return(not reflecting sales charge)	(0.20)%		(0.10	)%(2)	5.85%	8.81%	1.38%	9.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$209		$233		$240	$221	$213	$213
Ratio of expenses to average net assets	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%	0.77%
Ratio of net investment income to
average net assets	3.09	%(4)	2.98	%(3)	3.27%	3.75%	3.81%	3.94%
Portfolio turnover rate	4%		2	%(2)	15%	13%	14%	12%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.76	%(4)(5)	0.72	%(3)	0.73%	–	–	–
Ratio of net investment income to
average net assets	3.07	%(4)(5)	2.96	%(3)	3.26%	–	–	–

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.74	%(4)	0.70	%(3)	0.71%	0.75%	0.73%	0.77%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust(3)

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.72% and 3.11%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

62 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year		Three Months
	Ended		Ended		Year Ended December 31,
	3/31/14		3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.78		$10.87		$10.61	$10.12	$10.37	$9.86
Income (loss) from investment operations:
Net investment income(1)	0.22		0.05		0.25	0.29	0.30	0.30
Net gain (loss) on securities (both
realized and unrealized)	(0.35)		(0.09)		0.26	0.49	(0.25)	0.52
Total from investment operations	(0.13)		(0.04)		0.51	0.78	0.05	0.82
Less distributions:
Dividends from net investment income	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)	(0.31)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.22)		(0.05)		(0.25)	(0.29)	(0.30)	(0.31)
Net asset value, end of period	$10.43		$10.78		$10.87	$10.61	$10.12	$10.37
Total return(not reflecting CDSC)	(1.15)%		(0.33	)%(2)	4.86%	7.80%	0.42%	8.40%
Ratios/supplemental data
Net assets, end of period (in millions)	$28		$37		$38	$29	$26	$14
Ratio of expenses to average net assets	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%	1.71%
Ratio of net investment income to
average net assets	2.14	%(4)	2.03	%(3)	2.31%	2.79%	2.83%	2.95%
Portfolio turnover rate	4%		2	%(2)	15%	13%	14%	12%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.70	%(4)(5)	1.67	%(3)	1.68%	–	–	–
Ratio of net investment income to
average net assets	2.12	%(4)(5)	2.01	%(3)	2.30%	–	–	–

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.68	%(4)	1.65	%(3)	1.66%	1.70%	1.67%	1.71%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.67% and 2.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

63 / Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year		Three Months
	Ended		Ended		Year Ended December 31,
	3/31/14		3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.83		$10.92		$10.66	$10.16	$10.41	$9.90
Income (loss) from investment operations:
Net investment income(1)	0.33		0.08		0.36	0.39	0.40	0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.36)		(0.09)		0.26	0.50	(0.25)	0.51
Total from investment operations	(0.03)		(0.01)		0.62	0.89	0.15	0.92
Less distributions:
Dividends from net investment income	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.33)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Net asset value, end of period	$10.47		$10.83		$10.92	$10.66	$10.16	$10.41
Total return	(0.24)%		(0.08	)%(2)	5.89%	8.96%	1.44%	9.47%
Ratios/supplemental data
Net assets, end of period (in millions)	$45		$57		$50	$37	$34	$24
Ratio of expenses to average net assets	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%	0.72%
Ratio of net investment income to
average net assets	3.14	%(4)	3.03	%(3)	3.31%	3.80%	3.85%	3.97%
Portfolio turnover rate	4%		2	%(2)	15%	13%	14%	12%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.70	%(4)(5)	0.67	%(3)	0.68%	–	–	–
Ratio of net investment income to
average net assets	3.12	%(4)(5)	3.01	%(3)	3.30%	–	–	–

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.68	%(4)	0.65	%(3)	0.66%	0.70%	0.67%	0.72%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.16%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

64 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

	Class A
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$11.07		$10.84	$10.26	$10.51	$9.42
Income from investment operations:
Net investment income(1)	0.34		0.08		0.36	0.39	0.40	0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.32)		(0.10)		0.23	0.58	(0.25)	1.09
Total from investment operations	0.02		(0.02)		0.59	0.97	0.15	1.50
Less distributions:
Dividends from net investment income	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.34)		(0.08)		(0.36)	(0.39)	(0.40)	(0.41)
Net asset value, end of period	$10.65		$10.97		$11.07	$10.84	$10.26	$10.51
Total return(not reflecting sales charge)	0.21%		(0.14	)%(2)	5.53%	9.64%	1.38%	16.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$188		$215		$219	$199	$186	$195
Ratio of expenses to average net assets	0.80	%(4)(5)	0.77	%(3)	0.76%	0.77%	0.75%	0.76%
Ratio of net investment income to
average net assets	3.18	%(4)(5)	3.11	%(3)	3.30%	3.73%	3.80%	3.96%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.80	%(4)	0.77	%(3)	0.76%	0.77%	0.75%	0.76%
______________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.76% and 3.22%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

65 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.96		$11.07		$10.83	$10.25	$10.51	$9.42
Income from investment operations:
Net investment income(1)	0.25		0.06		0.27	0.30	0.31	0.32
Net gain (loss) on securities (both
realized and unrealized)	(0.32)		(0.11)		0.24	0.58	(0.26)	1.09
Total from investment operations	(0.07)		(0.05)		0.51	0.88	0.05	1.41
Less distributions:
Dividends from net investment income	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)	(0.32)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.25)		(0.06)		(0.27)	(0.30)	(0.31)	(0.32)
Net asset value, end of period	$10.64		$10.96		$11.07	$10.83	$10.25	$10.51
Total return(not reflecting CDSC)	(0.64)%		(0.44	)%(2)	4.73%	8.72%	0.42%	15.06%
Ratios/supplemental data
Net assets, end of period (in millions)	$10		$12		$13	$9	$9	$4
Ratio of expenses to average net assets	1.65	%(4)(5)	1.62	%(3)	1.61%	1.62%	1.59%	1.60%
Ratio of net investment income to
average net assets	2.33	%(4)(5)	2.26	%(3)	2.43%	2.87%	2.90%	3.06%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.65	%(4)	1.62	%(3)	1.61%	1.62%	1.59%	1.60%
________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.61% and 2.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

66 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.97		$11.07		$10.83	$10.25	$10.51	$9.42
Income from investment operations:
Net investment income(1)	0.32		0.08		0.34	0.37	0.39	0.39
Net gain (loss) on securities (both
realized and unrealized)	(0.33)		(0.10)		0.24	0.58	(0.27)	1.09
Total from investment operations	(0.01)		(0.02)		0.58	0.95	0.12	1.48
Less distributions:
Dividends from net investment income	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)	(0.39)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.32)		(0.08)		(0.34)	(0.37)	(0.38)	(0.39)
Net asset value, end of period	$10.64		$10.97		$11.07	$10.83	$10.25	$10.51
Total return	(0.05)%		(0.18	)%(2)	5.47%	9.48%	1.13%	15.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$7		$7		$7	$7	$7	$8
Ratio of expenses to average net assets	0.96	%(4)(5)	0.94	%(3)	0.91%	0.92%	0.90%	0.90%
Ratio of net investment income to
average net assets	3.02	%(4)(5)	2.94	%(3)	3.15%	3.58%	3.64%	3.82%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.96	%(4)	0.94	%(3)	0.91%	0.92%	0.90%	0.90%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.92% and 3.06%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

67 / Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year		Three Months		Year Ended December 31,
	Ended 3/31/14		Ended 3/31/13 †		2012	2011	2010	2009
Net asset value, beginning of period	$10.98		$11.08		$10.84	$10.26	$10.52	$9.43
Income from investment operations:
Net investment income(1)	0.35		0.09		0.38	0.41	0.42	0.42
Net gain (loss) on securities (both
realized and unrealized)	(0.33)		(0.10)		0.24	0.58	(0.26)	1.09
Total from investment operations	0.02		(0.01)		0.62	0.99	0.16	1.51
Less distributions:
Dividends from net investment income	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)	(0.42)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.35)		(0.09)		(0.38)	(0.41)	(0.42)	(0.42)
Net asset value, end of period	$10.65		$10.98		$11.08	$10.84	$10.26	$10.52
Total return	0.27%		(0.10	)%(2)	5.78%	9.81%	1.44%	16.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$29		$35		$34	$33	$40	$46
Ratio of expenses to average net assets	0.65	%(4)(5)	0.62	%(3)	0.61%	0.62%	0.60%	0.61%
Ratio of net investment income to
average net assets	3.33	%(4)(5)	3.26	%(3)	3.45%	3.89%	3.95%	4.10%
Portfolio turnover rate	9%		2	%(2)	12%	12%	8%	8%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.65	%(4)	0.62	%(3)	0.61%	0.62%	0.60%	0.61%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.61% and 3.37%, respectively, for the year ended March 31, 2014.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

68 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

	Class A
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.64	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.35		0.26		0.37	0.39	0.39	0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.31)		0.02		0.27	(0.13)	0.20	0.06
Total from investment operations	0.04		0.28		0.64	0.26	0.59	0.44
Less distributions:
Dividends from net investment income	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)	(0.39)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.35)		(0.27)		(0.37)	(0.39)	(0.39)	(0.39)
Net asset value, end of period	$10.48		$10.79		$10.78	$10.51	$10.64	$10.44
Total return(not reflecting sales charge)	0.42%		2.53	%(2)	6.15%	2.48%	5.71%	4.30%
Ratios/supplemental data
Net assets, end of period (in millions)	$119		$143		$146	$150	$151	$134
Ratio of expenses to average net assets	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%	0.60%
Ratio of net investment income to
average net assets	3.34	%(4)	3.22	%(3)	3.45%	3.68%	3.63%	3.68%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.92	%(4)(5)	0.90	%(3)	0.87%	0.84%	0.87%	0.90%
Ratio of net investment income to
average net assets	3.21	%(4)(5)	3.09	%(3)	3.29%	3.46%	3.35%	3.38%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.79	%(4)	0.77	%(3)	0.71%	0.62%	0.59%	0.59%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.

(3)	Annualized.

(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.88% and 3.25%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

69 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.64	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.26		0.19		0.28	0.30	0.29	0.29
Net gain (loss) on securities (both
realized and unrealized)	(0.31)		0.02		0.27	(0.13)	0.21	0.06
Total from investment operations	(0.05)		0.21		0.55	0.17	0.50	0.35
Less distributions:
Dividends from net investment income	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)	(0.30)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.26)		(0.20)		(0.28)	(0.30)	(0.30)	(0.30)
Net asset value, end of period	$10.48		$10.79		$10.78	$10.51	$10.64	$10.44
Total return(not reflecting sales charge)	(0.43)%		1.88	%(2)	5.25%	1.62%	4.81%	3.42%
Ratios/supplemental data
Net assets, end of period (in millions)	$16		$22		$21	$24	$22	$12
Ratio of expenses to average net assets	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%	1.45%
Ratio of net investment income to
average net assets	2.49	%(4)	2.37	%(3)	2.60%	2.83%	2.75%	2.82%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.77	%(4)(5)	1.75	%(3)	1.72%	1.69%	1.72%	1.75%
Ratio of net investment income to
average net assets	2.36	%(4)(5)	2.24	%(3)	2.45%	2.61%	2.47%	2.52%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.64	%(4)	1.62	%(3)	1.57%	1.47%	1.44%	1.44%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.73% and 2.40%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

70 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.63	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.33		0.25		0.35	0.37	0.37	0.37
Net gain (loss) on securities (both
realized and unrealized)	(0.32)		0.01		0.27	(0.12)	0.19	0.06
Total from investment operations	0.01		0.26		0.62	0.25	0.56	0.43
Less distributions:
Dividends from net investment income	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)	(0.38)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.33)		(0.25)		(0.35)	(0.37)	(0.37)	(0.38)
Net asset value, end of period	$10.47		$10.79		$10.78	$10.51	$10.63	$10.44
Total return(not reflecting sales charge)	0.17%		2.41	%(2)	5.99%	2.42%	5.45%	4.17%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3		$0.3		$0.3	$0.3	$0.3	$0.3
Ratio of expenses to average net assets	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%	0.74%
Ratio of net investment income to
average net assets	3.18	%(4)	3.07	%(3)	3.29%	3.25%	3.49%	3.54%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.07	%(4)(5)	1.06	%(3)	1.02%	1.00%	1.02%	1.04%
Ratio of net investment income to
average net assets	3.05	%(4)(5)	2.94	%(3)	3.14%	3.30%	3.20%	3.24%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.94	%(4)	0.93	%(3)	0.87%	0.78%	0.74%	0.73%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 1.03% and 3.09%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

71 / Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.79		$10.78		$10.51	$10.64	$10.44	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.36		0.28		0.38	0.40	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.31)		–		0.27	(0.13)	0.20	0.05
Total from investment operations	0.05		0.28		0.65	0.27	0.60	0.45
Less distributions:
Dividends from net investment income	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)	(0.40)
Distributions from capital gains	–		–		–	–	–	–
Total distributions	(0.36)		(0.27)		(0.38)	(0.40)	(0.40)	(0.40)
Net asset value, end of period	$10.48		$10.79		$10.78	$10.51	$10.64	$10.44
Total return(not reflecting sales charge)	0.56%		2.65	%(2)	6.31%	2.64%	5.86%	4.46%
Ratios/supplemental data
Net assets, end of period (in millions)	$86		$93		$82	$67	$52	$50
Ratio of expenses to average net assets	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%	0.45%
Ratio of net investment income to
average net assets	3.48	%(4)	3.37	%(3)	3.59%	3.83%	3.78%	3.83%
Portfolio turnover rate	15%		8	%(2)	11%	9%	3%	6%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.77	%(4)(5)	0.75	%(3)	0.72%	0.69%	0.72%	0.75%
Ratio of net investment income to
average net assets	3.35	%(4)(5)	3.24	%(3)	3.43%	3.61%	3.49%	3.53%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.64	%(4)	0.62	%(3)	0.57%	0.47%	0.44%	0.44%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)	Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust.

(5)	Without these expenses, the expense ratio and the net investment income ratio would have been 0.73% and 3.39%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

72 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS

	Class A
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.37		$10.27		$9.74	$9.80	$9.35	$9.73
Income (loss) from investment operations:
Net investment income(1)	0.33		0.26		0.38	0.42	0.43	0.44
Net gain (loss) on securities (both
realized and unrealized)	(0.24)		0.10		0.53	(0.05)	0.47	(0.37)
Total from investment operations	0.09		0.36		0.91	0.37	0.90	0.07
Less distributions:
Dividends from net investment income	(0.33)		(0.26)		(0.38)	(0.43)	(0.45)	(0.45)
Distributions from capital gains	(0.03)		–		–	–	–	–
Total distributions	(0.36)		(0.26)		(0.38)	(0.43)	(0.45)	(0.45)
Net asset value, end of period	$10.10		$10.37		$10.27	$9.74	$9.80	$9.35
Total return(not reflecting sales charge)	0.96%		3.48	%(2)	9.49%	3.87%	9.74%	0.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$204		$257		$255	$212	$232	$166
Ratio of expenses to average net assets	0.83%		0.83	%(3)	0.83%	0.83%	0.80%	0.75%
Ratio of net investment income to
average net assets	3.33%		3.28	%(3)	3.79%	4.31%	4.43%	4.80%
Portfolio turnover rate	12%		20	%(2)	17%	25%	9%	25%

The expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.91	%(4)	0.88	%(3)	0.88%	0.87%	0.87%	0.87%
Ratio of net investment income to
average net assets	3.26	%(4)	3.23	%(3)	3.74%	4.28%	4.37%	4.68%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.83%		0.83	%(3)	0.83%	0.83%	0.80%	0.74%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.86% and 3.31%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

73 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.37		$10.27		$9.74	$9.79	$9.34	$9.72
Income (loss) from investment operations:
Net investment income(1)	0.25		0.19		0.30	0.34	0.35	0.37
Net gain (loss) on securities (both
realized and unrealized)	(0.24)		0.11		0.53	(0.04)	0.47	(0.37)
Total from investment operations	0.01		0.30		0.83	0.30	0.82	–
Less distributions:
Dividends from net investment income	(0.25)		(0.20)		(0.30)	(0.35)	(0.37)	(0.38)
Distributions from capital gains	(0.03)		–		–	–	–	–
Total distributions	(0.28)		(0.20)		(0.30)	(0.35)	(0.37)	(0.38)
Net asset value, end of period	$10.10		$10.37		$10.27	$9.74	$9.79	$9.34
Total return(not reflecting CDSC)	0.15%		2.86	%(2)	8.62%	3.15%	8.87%	0.10%
Ratios/supplemental data
Net assets, end of period (in millions)	$81		$106		$96	$83	$89	$50
Ratio of expenses to average net assets	1.63%		1.63	%(3)	1.63%	1.63%	1.60%	1.55%
Ratio of net investment income to
average net assets	2.53%		2.47	%(3)	2.98%	3.51%	3.60%	3.99%
Portfolio turnover rate	12%		20	%(2)	17%	25%	9%	25%
The expense and net investment income ratios without the effect of the contractual expense cap were:
Ratio of expenses to average net assets	1.70	%(4)	1.67	%(3)	1.68%	1.67%	1.66%	1.67%
Ratio of net investment income to
average net assets	2.46	%(4)	2.42	%(3)	2.93%	3.48%	3.54%	3.88%
The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:
Ratio of expenses to average net assets	1.63%		1.63	%(3)	1.63%	1.63%	1.60%	1.54%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.
(4)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.66% and 2.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

74 / Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year		Nine Months		Year Ended June 30,
	Ended 3/31/14		Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$10.41		$10.30		$9.77	$9.83	$9.38	$9.76
Income (loss) from investment operations:
Net investment income(1)	0.36		0.27		0.40	0.44	0.45	0.46
Net gain (loss) on securities (both
realized and unrealized)	(0.26)		0.11		0.53	(0.05)	0.47	(0.37)
Total from investment operations	0.10		0.38		0.93	0.39	0.92	0.09
Less distributions:
Dividends from net investment income	(0.35)		(0.27)		(0.40)	(0.45)	(0.47)	(0.47)
Distributions from capital gains	(0.03)		–		–	–	–	–
Total distributions	(0.38)		(0.27)		(0.40)	(0.45)	(0.47)	(0.47)
Net asset value, end of period	$10.13		$10.41		$10.30	$9.77	$9.83	$9.38
Total return(not reflecting CDSC)	1.07%		3.83	%(2)	9.69%	4.08%	9.94%	1.13%
Ratios/supplemental data
Net assets, end of period (in millions)	$71		$88		$76	$56	$59	$44
Ratio of expenses to average net assets	0.63%		0.63	%(3)	0.63%	0.63%	0.60%	0.55%
Ratio of net investment income to
average net assets	3.53%		3.47	%(3)	3.98%	4.51%	4.64%	5.00%
Portfolio turnover rate	12%		20	%(2)	17%	25%	9%	25%
The expense and net investment income ratios without the effect of the contractual expense cap were:
Ratio of expenses to average net assets	0.70	%(4)	0.68	%(3)	0.68%	0.67%	0.67%	0.67%
Ratio of net investment income to
average net assets	3.46	%(4)	3.43	%(3)	3.93%	4.47%	4.57%	4.88%
The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were:
Ratio of expenses to average net assets	0.63%		0.63	%(3)	0.63%	0.63%	0.60%	0.54%

_________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Municipal Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.66% and 3.50%, respectively, for the year ended March 31, 2014.

†	Effective December 1, 2012, the Fund changed its fiscal year end from June 30 to March 31. The information presented is for the period July 1, 2012 to March 31, 2013.

75 / Aquila Municipal Trust

Founders
Lacy B. Herrmann, (1929-2012)
Aquila Management Corporation, Sponsor

Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York  10036

Board of Trustees
John C. Lucking, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
David A. Duffy
Grady Gammage, Jr.
Lyle W. Hillyard
Glenn P. O’Flaherty
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
Aquila Distributors, Inc.
120 West 45th Street, Suite 3600
New York, New York  10036

Transfer and Shareholder Servicing Agent

BNY Mellon
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMorgan Chase Bank, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400 • Philadelphia, Pennsylvania 19103

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street • Boston, Massachusetts  02110

76 / Aquila Municipal Trust

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1020 (toll-free) or by visiting the Fund’s website at www.aquilafunds.com.

In addition, you can review and copy information about the Funds (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-4503.

	CLASS A SHARES		CLASS C SHARES		CLASS I SHARES		CLASS Y SHARES
	SYMBOL	CUSIP #	SYMBOL	CUSIP #	SYMBOL	CUSIP #	SYMBOL	CUSIP #
Aquila Tax-Free Trust of Arizona	AZTFX	03842A103	AZTCX	03842A202	AZTIX	876931403	AZTYX	03842A301

Aquila Tax-Free Fund of Colorado	COTFX	03842A400	COTCX	03842A509	COTIX	876933409	COTYX	03842A608

Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	03842A707	CHKCX	03842A806	CHKIX	03842A889	CHKYX	03842A871

Aquila Narragansett Tax-Free Income Fund	NITFX	03842A863	NITCX	03842A855	NITIX	03842A848	NITYX	03842A830

Aquila Tax-Free Fund For Utah	UTAHX	03842A822	UTACX	03842A814	UTAIX	87675C401	UTAYX	03842A798

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah
each a series of

AQUILA MUNICIPAL TRUST

120 West 45th Street, Suite 3600
New York, NY  10036
800-437-1020
212-697-6666

	Class A	Class C	Class I	Class Y
Aquila Tax-Free Trust of Arizona	AZTFX	AZTCX	AZTIX	AZTYX
Aquila Tax-Free Fund of Colorado	COTFX	COTCX	COTIX	COTYX
Aquila Churchill Tax-Free Fund of Kentucky	CHTFX	CHKCX	CHKIX	CHKYX
Aquila Narragansett Tax-Free Income Fund	NITFX	NITCX	NITIX	NITYX
Aquila Tax-Free Fund For Utah	UTAHX	UTACX	UTAIX	UTAYX

STATEMENT OF ADDITIONAL INFORMATION

July 25, 2014, as revised as of January 2, 2015

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated July 25, 2014, as revised as of January 2, 2015. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Funds’ Distributor, Aquila Distributors, Inc.
120 West 45th Street, Suite 3600, New York, NY  10036
800-437-1020  toll-free
or 212-697-6666

Financial Statements

The financial statements and financial highlights for Aquila Tax-Free Trust of Arizona (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2014, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 6, 2014 (Accession No. 0000784056-14-000014), are hereby incorporated herein by reference into this SAI.

Aquila Tax-Free Fund of Colorado acquired the assets and liabilities of Tax-Free Fund of Colorado on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund of Colorado is the accounting successor of Tax-Free Fund of Colorado.  The financial statements and financial highlights for Aquila Tax-

Free Fund of Colorado (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2014, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 6, 2014 (Accession No. 0000784056-14-000014), are hereby incorporated herein by reference into this SAI.

Aquila Churchill Tax-Free Fund of Kentucky acquired the assets and liabilities of Churchill Tax-Free Fund of Kentucky on October 11, 2013.  As a result of the reorganization, Aquila Churchill Tax-Free Fund of Kentucky is the accounting successor of Churchill Tax-Free Fund of Kentucky.  The financial statements and financial highlights for Aquila Churchill Tax-Free Fund of Kentucky (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2014, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 6, 2014 (Accession No. 0000784056-14-000014), are hereby incorporated herein by reference into this SAI.

Aquila Narragansett Tax-Free Income Fund acquired the assets and liabilities of Aquila Narragansett Tax-Free Income Fund on October 11, 2013.  As a result of the reorganization, Aquila Narragansett Tax-Free Income Fund is the accounting successor of Aquila Narragansett Tax-Free Income Fund.  The financial statements and financial highlights for Aquila Narragansett Tax-Free Income Fund (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2014, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 6, 2014 (Accession No. 0000784056-14-000014), are hereby incorporated herein by reference into this SAI.

Aquila Tax-Free Fund For Utah acquired the assets and liabilities of Tax-Free Fund For Utah on October 11, 2013.  As a result of the reorganization, Aquila Tax-Free Fund For Utah is the accounting successor of Tax-Free Fund For Utah.  The financial statements and financial highlights for Aquila Tax-Free Fund For Utah  (File Nos. 33-1857 and 811-4503) for the fiscal year ended March 31, 2014, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on June 6, 2014 (Accession No. 0000784056-14-000014), are hereby incorporated herein by reference into this SAI.

These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. These Annual Reports can be obtained without charge by calling 800-437-1020 toll-free.

Aquila Municipal Trust

Aquila Municipal Trust

Fund History

Aquila Municipal Trust is a Massachusetts business trust formed in 1986.  Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona.  Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust.  Each Fund is an open-end, non-diversified management investment company.

Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona.  Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust.  Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah

Investment Objective, Investment Strategies and Risks

The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of the Funds’ investment strategies in their Prospectus.

Aquila Tax-Free Trust of Arizona:

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund of Colorado:

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Aquila Municipal Trust

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Churchill Tax-Free Fund of Kentucky

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Narragansett Tax-Free Income Fund

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Tax-Free Fund For Utah

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Aquila Municipal Trust

Supplemental Information Regarding Principal Investment Strategies (All Funds)

The following provides additional information about the Funds’ principal investment strategies and risks and the securities in which the Funds may invest.

Percentage Limitations

Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Funds’ investment adviser (or, if applicable, Sub-Adviser) will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated obligations which a Fund may purchase.

Additional Information About State Economies

Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan.  These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

Arizona - Aquila Tax-Free Trust of Arizona intends to invest a high proportion of its assets in Arizona municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Arizona issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Arizona is set forth in Appendix B to this SAI.

Aquila Municipal Trust

Colorado - Aquila Tax-Free Fund of Colorado intends to invest a high proportion of its assets in Colorado municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Colorado issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Colorado is set forth in Appendix C to this SAI.

Kentucky - Aquila Churchill Tax-Free Fund of Kentucky intends to invest a high proportion of its assets in Kentucky municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Kentucky issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the Commonwealth of Kentucky is set forth in Appendix D to this SAI.

Rhode Island- Aquila Narragansett Tax-Free Income Fund intends to invest a high proportion of its assets in Rhode Island municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Rhode Island issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Rhode Island is set forth in Appendix E to this SAI.

Utah - Aquila Tax-Free Fund For Utah intends to invest a high proportion of its assets in Utah municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Utah issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Information concerning certain factors affecting the economy of the State of Utah is set forth in Appendix F to this SAI.

There can be no assurance that current or future economic difficulties in the United States or a state and the resulting impact on that state will not adversely affect the market value of municipal obligations held by a Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of a state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of municipal obligations. There is no obligation on the part of a state to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Aquila Municipal Trust

Since each Fund may invest in industrial development bonds or private activity bonds, a Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”), unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in each Fund’s Prospectus, there are certain securities in which a Fund may invest the interest on which is subject to the Federal alternative minimum tax on individuals. While a Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular securities due to this tax consequence. Also, as indicated in each Fund’s Prospectus, a Fund generally will not purchase obligations of issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to a Fund for investment.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

When-Issued and Delayed Delivery Obligations

Each Fund may buy obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on when-issued or delayed delivery basis are fixed on the transaction date. At the

Aquila Municipal Trust

time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.

Zero Coupon Securities

Each Fund may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), each Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because a Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Determination of the Marketability of Certain Securities

In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Manager, or, if applicable, Sub-Adviser’s opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

Although the Funds do not presently do so and may in fact never do so, each Fund is permitted to buy and sell futures contracts, including futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if a Fund were to use them.

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Unlike when a Fund purchases or sells a municipal security, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or municipal obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are, as of the date of this Statement of Additional Information, U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. Each Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than

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the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s investments in municipal and other securities is that the Manager or, if applicable, Sub-Adviser, could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the securities being hedged. If the price of the Future or option moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the securities, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the securities which it had anticipated purchasing.

The particular municipal securities comprising the index  underlying Municipal Security Index Futures will vary from the bonds held by a Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be

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adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

In connection with futures and options transactions, a Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, a Fund may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The “sale” of a Future means the acquisition by a Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by a Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Europe - Recent Events

Some countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

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Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that the Funds may use.

Cash Management and Defensive Investing

Cash Management.  Normally, each Fund invests substantially all of its assets to meet its investment objectives.  Each Fund may invest the remainder of its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or, if applicable, Sub-Adviser, may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by a Fund for defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Fund Policies

Investment Restrictions

Each Fund has adopted certain fundamental investment policies which, along with the Fund’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. Each Fund’s fundamental policies not set forth in the Prospectus are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

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(8)
Aquila Tax-Free Trust of Arizona only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Arizona state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(9)
Aquila Tax-Free Fund of Colorado only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(10)
Aquila Churchill Tax-Free Fund of Kentucky only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(11)
Aquila Narragansett Tax-Free Income Fund only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Rhode Island state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

(12)
Aquila Tax-Free Fund For Utah only:  At least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Utah state individual and regular Federal income taxes, the income paid upon which will not be subject to the alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Each Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the

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obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and, if applicable, Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or, if applicable, Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks

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or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Funds characterize investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. Each Fund may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial

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development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.

The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Funds

The Board of Trustees

The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.

The Funds have an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Funds. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Funds’ internal accounting procedures and controls.  The Audit Committee held two meetings during the last fiscal year.

The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held no meeting during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Funds’ activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Funds (who are also officers and/or employees of the

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Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, a Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser (if applicable), and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest primarily in municipal obligations issued by certain states, counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees and officers of the Trust.  All shares of a Fund listed as owned by the Trustees are Class A shares unless indicated otherwise.

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Name, Addr ess and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees

Diana P. Herrmann New York, NY (1958) (4)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

John J. Partridge Providence, RI (1940)(7)	Trustee of Aquila Municipal Trust since 2013	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None

Aquila Municipal Trust

Name, Addr ess and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees

John C. Lucking Phoenix, AZ (1943)	Chair of the Board of Aquila Municipal Trust since 2014; Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	5	John C. Lincoln Health Foundation
Ernest Calderón: Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm, since 2012; Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	5	None
Thomas A. Christopher Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., 2010-2013; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Aquila Municipal Trust

Name, Addr ess and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA
David A. Duffy North Kingstown, RI (1939)	Trustee of Aquila Municipal Trust since 2013	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	5	Formerly Delta Dental of Rhode Island
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None
Lyle W. Hillyard Logan, UT (1940)	Trustee of Aquila Municipal Trust since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	5	None

Aquila Municipal Trust

Name, Addr ess and Year of Birth (1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
James R. Ramsey Louisville, KY (1948)	Trustee of Aquila Municipal Trust since 2013
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			5	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.
Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	5	None

(1) The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

Aquila Municipal Trust

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) Mr. Partridge is deemed an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, because he serves as a senior counsel of a law firm that performs legal services for Citizens Bank, N.A.  The sub-adviser to Aquila Narragansett Tax-Free Income Fund is a department of Citizens Bank, N.A.

Name, Address and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Municipal Trust since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds:  Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013 and Aquila Funds Trust since 2013.

Aquila Municipal Trust

Name, Address and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Todd W. Curtis Phoenix, AZ (1949)
Senior Vice President of Aquila Municipal
Trust since 2004 and Portfolio Manager of
Aquila Tax-Free Trust of Arizona since
1986,  Co-Portfolio Manager, Aquila
Churchill Tax-Free Fund of Kentucky,
since 2009, and and Co-Portfolio Manager,
Tax-Free Fund For Utah, since 2009

Senior Vice President since 2004 and Portfolio Manager since 1986, Aquila Tax-Free Trust of Arizona; Co-Portfolio Manager since 2011, Aquila Churchill Tax-Free Fund of Kentucky, Portfolio Manager 2009-2011, backup portfolio manager, 2004-2009, Vice President 2004-2013; Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009; Vice President 2009-2013; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Municipal Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President of Aquila Municipal Trust since 2001
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013 and Aquila Funds Trust since 2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013
Vice President, Aquila Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Co-Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky since 2011
Co-Portfolio Manager, Aquila Churchill Tax-Free Fund of Kentucky, since 2011, Vice President 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Aquila Municipal Trust

Name, Address and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Brandon M. Moody Crestwood, KY (1984)	Vice President of Aquila Municipal Trust since 2014	Vice President, Aquila Churchill Tax-Free Fund of Kentucky since 2014; Territory Manager, Jefferson National, 2010 - 2014; Licensed Financial Sales Consultant, PNC Investments, 2009-2010.
James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust since 2013; Assistant Vice President, 2009-2013; Co-Portfolio Manager of Tax-Free Fund For Utah, since 2009
Co-Portfolio Manager, Aquila Tax-Free Fund For Utah, since 2009, Vice President, 2009-2013; Backup Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky, since 2009, Assistant Vice President, 2009-2013; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.
Amy L. Rydalch Oakley, UT (1970)	Assistant Vice President of Aquila Municipal Trust since 2013	Assistant Vice President, Tax-Free Fund For Utah 2010-2013, independent credit analyst, 2001-2009, for Tax-Free Fund For Utah..
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

Aquila Municipal Trust

(1) The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) The term of office of each officer is one year.

    The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 25 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón:
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 9 years.

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 21 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 21 years.

David A. Duffy:
Knowledgeable about operation and governance of mutual funds as an investment company board member for over 18 years; knowledgeable about local government affairs as an executive and as a board member of various corporate and civic organizations as detailed above.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 12 years.

Lyle W. Hillyard:
Knowledgeable about economic and governmental affairs as a lawyer and legislator as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 10 years.

Aquila Municipal Trust

John C. Lucking:
Knowledgeable about economic and governmental affairs in the state and region as a former economist for several banks and as a member of Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 19 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 8 years.

John J. Partridge:
Knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations as detailed above and about operation and governance of mutual funds as an investment company board member or adviser to the board for over 12 years.

James R. Ramsey:
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director and Chief State Economist and current university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 26 years.

Laureen L. White:
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 8 years.

    References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Aquila Municipal Trust

Securities Holdings of the Trustees
(as of 12/31/13)

Following is information regarding the holdings of each Trustee in the Funds.

Name of Trustees	Dollar Range of Ownership in Aquila Tax-Free Trust of Arizona (1)	Dollar Range of Ownership in Aquila Tax-Free Fund of Colorado (1)	Dollar Range of Ownership in Aquila Churchill Tax-Free Fund of Kentucky(1)	Dollar Range of Ownership in Aquila Narragansett Tax-Free Income Fund(1)	Dollar Range of Ownership in Aquila Tax-Free Fund For Utah(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustees
Diana P. Herrmann	C	C	C	C	C	E
John J. Partridge	B	B	C	B	B	E
Non-interested Trustees
Ernest Calderón	C	C	C	B	C	D
Thomas A. Christopher	C	C	E	C	C	E
Gary C. Cornia	C	D	C	C	E	E
David A. Duffy	B	B	C	C	B	C
Grady Gammage, Jr.	D	C	B	B	C	E
Lyle W. Hillyard	C	C	B	B	E	E
John C. Lucking	C	C	B	B	C	D
Glenn P. O’Flaherty	B	C	B	B	B	D
James R. Ramsey	B	B	E	C	B	E
Laureen L. White	B	B	C	B	B	C

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or a Sub-Adviser.

For the fiscal year ended March 31, 2014, Aquila Tax-Free Trust of Arizona  paid a total of $115,417 in compensation and reimbursement of expenses to the Trustees, Aquila ax-Free Fund of Colorado paid a total of $117,325 in compensation and reimbursement of expenses to the Trustees, Aquila Churchill Tax-Free Fund of Kentucky paid a total of $114,178 in compensation and reimbursement of expenses to the

Aquila Municipal Trust

Trustees, Aquila Narragansett Tax-Free Income Fund paid a total of $106,677 in compensation and reimbursement of expenses to the Trustees, and Aquila Tax-Free Fund For Utah paid a total of $152,251 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.

Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Funds and the compensation they received during the fiscal year ended March 31, 2014 from each of the Funds and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any Fund.

Name	Aquila Tax-Free Trust of Arizona - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2014	Aquila Tax-Free Fund of Colorado - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2014	Aquila Churchill Tax-Free Fund of Kentucky - Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2014	Aquila Narragansett Tax-Free Income Fund Compensation as Trustee from the Fund for the Fiscal Year ended March 31, 2014	Aquila Tax-Free Fund For Utah Compensation as as Trustee from the Fund for the Fiscal Year ended March 31, 2014	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2014	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2014(1)
Ernest Calderón	$8,597	$8,611	$3,141	$2,969	$11,182	$34,500	5
Thomas A. Christopher	$9,934	$10,520	$15,410	$11,687	$13,365	$61,250	5
Gary C. Cornia	$7,818	$8,332	$3,029	$2,857	$13,402	$91,250	8
David A. Duffy	$3,368	$3,620	$9,291	$12,619	$4,601	$33,500	5
Grady Gammage, Jr.	$10,660	$8,671	$3,070	$2,893	$10,720	$64,750	7
Lyle W. Hillyard	$7,733	$8,240	$2,955	$3,288	$11,283	$33,500	5
John C. Lucking	$9,333	$8,840	$3,388	$3,222	$11,383	$37,500	5
Glenn P. O’Flaherty	$6,422	$5,674	$5,096	$4,924	$6,656	$123,183	8
John J. Partridge	$3,452	$3,697	$9,719	$9,053	$4,651	$56,750	9
James R. Ramsey	$3,368	$3,620	$10,041	$9,369	$4,602	$31,000	5
Laureen L. White	$3,368	$3,620	$9,291	$10,869	$4,601	$31,750	5

(1) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Aquila Municipal Trust

Ownership of Securities

Aquila Tax-Free Trust of Arizona

Institutional 5% shareholders

    On July 1, 2014, the following persons held 5% or more of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	6,451,012 224,460 169,549	30.14% 14.53% 8.31%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	3,709,603 881,041 417,272	17.33% 57.05% 20.46%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	84,535 204,834	5.47% 10.04%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class C	81,950	5.31%
Additional 5% shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Trust of Arizona’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Trust of Arizona’s outstanding shares.

Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado

Institutional 5% shareholders

    On July 1, 2014, the following persons held 5% or more of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,015,281 965,886 1,659,524	20.36% 36.82% 36.93%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C	2,487,690 255,114	12.62% 9.73%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class A	1,100,979	5.58%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	296,444 648,288	11.30% 14.43%
Alpine Trust & Asset Management 225 North 5th St. Grand Junction, CO	Class Y	674,424	15.01%
NA Bank & Co. P.O. Box 2180 Tulsa, OK	Class Y	249,519	5.55%

Additional 5% shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund of Colorado’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund of Colorado’s outstanding shares.

Aquila Municipal Trust

Aquila Churchill Tax-Free Fund of Kentucky

Institutional 5% shareholders

On July 1, 2014, the following persons held 5% or more of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C	3,781,413 158,691	21.60% 17.34%
NFS LLC FEBO Stock Yards Bank 200 S.5th St. Louisville, KY	Class A	1,727,605	9.87%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,379,185 96,169	7.88% 10.51%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	73,498	8.03%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C	47,001	5.14%
Pershing LLC P.O. Box 2052 Jersey City, NJ	Class I	641,941	92.02%
Vallee & Co FBO SG C/O M&I Trust Co. NA 11270 W. Park Pl. Ste. 400 Milwaukee, WI	Class Y	1,366,050	48.08%

Aquila Municipal Trust

Record Holder	Share Class	Number of Shares	Percent of Class
Fifth Third Bank TTEE FBO: BANKDAN P.O. Box 3385 Cincinnati, OH	Class Y	635,138	22.36%
Additional 5% shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Churchill Tax-Free Fund of Kentucky’s outstanding shares.

Aquila Narragansett Tax-Free Income Fund

Institutional 5% shareholders

            On July 1, 2014, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund ’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class

Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C	1,743,947 270,667	15.18% 17.87%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I Class Y	24,989 1,050,643	100.00% 12.93%
RBS Citizens Bank NA Attn: Trust Dept. 10 Tripps Lane Riverside, RI	Class Y	4,199,809	51.69%
NFS LLC FEBO The Washington Trust Company 23 Broad St. Westerly, RI	Class Y	805,671	9.92%

Aquila Municipal Trust

Additional 5% shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of Aquila Narragansett Tax-Free Income Fund’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Narragansett Tax-Free Income Fund’s outstanding shares.

Aquila Tax-Free Fund For Utah

Institutional 5% shareholders

    On July 1, 2014, the following persons held 5% or more of any class of Aquila Narragansett Tax-Free Income Fund ’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder	Share Class	Number of Shares	Percent of Class
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	4,359,853 2,501,756 2,001,826	22.26% 32.46% 26.48%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class C Class Y	1,154,676 429,719	14.98% 5.68%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C	1,046,825 625,077	5.34% 8.11%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	1,079,508 439,056 693,211	5.51% 5.70% 9.17%

Additional 5% shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of Aquila Tax-Free Fund For Utah’s outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of Aquila Tax-Free Fund For Utah’s outstanding shares.

Investment Advisory and Other Services

Information About the Manager, the Sub-Advisers and the Distributor

Management Fees

During the fiscal years listed, the Aquila Tax-Free Trust of Arizona incurred management fees (investment advisory fees) as follows:

Aquila Municipal Trust

Aquila Tax-Free Trust of Arizona

Fiscal Year Ended March 31, 2014:

$1,116,292

Fiscal Period Ended March 31, 2013:

$945,412

Fiscal Year Ended June 30:

2012                      $1,198,269

2011                      $1,237,395

Aquila Tax-Free Fund of Colorado

Fiscal Year Ended March 31, 2014:

$1,489,862(1)

(1)  $59,589 was waived

Fiscal Period Ended March 31, 2013:

$406,371(1)

(1)  $16,253 was waived

Fiscal Year Ended December 31:

2012                      $1,526,200(1)

2011                      $1,359,990

(1)  $50,706 was waived

Aquila Churchill Tax-Free Fund of Kentucky

Fiscal Year Ended March 31, 2014:

$988,443

Fiscal Period Ended March 31, 2013:

$268,373

Aquila Municipal Trust

Fiscal Year Ended December 31:

2012                      $1,048,307

2011                      $948,618

Aquila Narragansett Tax-Free Income Fund

Fiscal Year Ended March 31, 2014:

$1,171,095(1)

(1)            $304,482 was waived

Fiscal Period Ended March 31, 2013:

$952,303(1)

(1) $247,598 was waived.

Fiscal Year Ended June 30:

2012                      $1,232,675(1)

2011                      $1,229,519(2)

(1) $383,096 was waived.

(2) $550,106 was waived.

Aquila Tax-Free Fund For Utah

Fiscal Year Ended March 31, 2014:

$1,950,331(1)

(1) $292,034 was waived.

Fiscal Period Ended March 31, 2013:

$1,678,907(1)

(1) $162,645 was waived.

Aquila Municipal Trust

Fiscal Year Ended June 30:

2012                      $1,944,425(1)

2011                      $1,887,451(2)

(1) $195,670 was waived.

(2) $134,194 was waived.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc., 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 98% by members of the family of Mr. Lacy B. Herrmann, Founder of the Fund, and by the Estate of Lacy B. Herrmann, and 2% by Aquila Investment Management LLC.

The Advisory and Administration Agreement

Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)           supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)           determine what securities shall be purchased or sold by the Fund;

(iii)           arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv)           at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Aquila Municipal Trust

Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

Each Fund’s Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. With respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund, the Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

Each Fund’s Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

Aquila Municipal Trust

In addition, the Advisory and Administration Agreement for Aquila Tax-Free Fund of Colorado provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund.

Each Fund’s Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Fund’s Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the sub-adviser, if any, the benefits of such indemnification.

Each Fund’s Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

Each Fund’s Advisory and Administration Agreement provides that the Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager,

Aquila Municipal Trust

administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its  shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.  In addition, each Fund except for Aquila Tax-Free Fund of Colorado bears the expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends

Each Fund’s Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment: with respect to Aquila Tax-Free Trust of Arizona, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value; with respect to Aquila Tax-Free Fund of Colorado, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% from current fees of 0.50 of 1% of such net asset value; with respect to Aquila Churchill Tax-Free Fund of Kentucky, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value; with respect to Aquila Narragansett Tax-Free Income Fund, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value; and with respect to Aquila Tax-Free Fund For Utah, the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

Aquila Tax-Free Trust of Arizona:  For its services with respect to Aquila Tax-Free Trust of Arizona, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

Aquila Tax-Free Fund of Colorado: For its services with respect to Aquila Tax-Free Fund of Colorado, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Municipal Trust

Aquila Churchill Tax-Free Fund of Kentucky:  For its services with respect to Aquila Churchill Tax-Free Fund of Kentucky, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

        Aquila Narragansett Tax-Free Income Fund: For its services with respect to Aquila Narragansett Tax-Free Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Aquila Tax-Free Fund For Utah: For its services with respect to Aquila Tax-Free Fund For Utah, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund.

Sub-Advisory Agreement - Aquila Tax-Free Fund of Colorado

The services of Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management, the Sub-Adviser for Aquila Tax-Free Fund of Colorado, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any

Aquila Municipal Trust

information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of Aquila Tax-Free Fund of Colorado as of the close of business each business day at the annual rates of 0.20 of 1% of such net asset value.

Aquila Municipal Trust

Sub-Advisory Agreement - Aquila Narragansett Tax-Free Income Fund

The services of Citizens Investment Advisors, the Sub-Adviser for Aquila Narragansett Tax-Free Income Fund, are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the  1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the

Aquila Municipal Trust

Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser at its expense will provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, will provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect  from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the  1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or  (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Manager or the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Investment Advisory Agreement.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

Information about the Manager and the Sub-Adviser

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2014, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.0 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.

Aquila Municipal Trust

Davidson Fixed Income Management Inc. is an independent registered investment adviser that does business in Colorado and Oregon as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $5.7 billion in assets under management. It has a local office at 1600 Broadway, Denver, Colorado 80202 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Citizens Investment Advisors is a department of Citizens Bank, N.A., a bank subsidiary of Citizens Financial Group, Inc. (“CFG”). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC (“RBSG”). The Treasury (“HMT”) of the United Kingdom (“U.K.”) has a significant interest in RBSG.  The investment is managed on a commercial basis by an arms-length company, UK Financial Investments Limited, which is wholly owned by HMT. CFG is a $122 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has 1,370 branches and nearly 19,000 employees. It operates its branch network in 12 states and has non-branch retail and commercial offices in more than 30 states.

Additional Information About the Portfolio Managers

Aquila Tax-Free Trust of Arizona:  The Fund’s portfolio manager is Mr. Todd W. Curtis.  He is also the co-portfolio manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund, is not performance based, and he participates in the Manager’s 401(k) Plan. Mr. Curtis owns securities of the Fund in the range of $100,001 - $500,000.

Aquila Tax-Free Fund of Colorado: The Fund’s portfolio manager is Mr. Christopher B. Johns.  He manages the Fund and Aquila Tax-Free Trust of Oregon, another fund in the Aquila Group of Funds with assets under management of approximately $501 million as of March 31, 2014.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages six other accounts with assets totaling approximately $135 million as of March 31, 2014, which does not pay him performance-based compensation or invest in municipal securities. There are accordingly no conflicts of interest between the Fund and other accounts. His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Fund or the Fund’s investment adviser. Mr. Johns owns securities of the Fund in the range of $100,001 - $500,000

Aquila Churchill Tax-Free Fund of Kentucky: Mr. Royden Durham is co-portfolio manager of the Fund.  Mr. Durham manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary and a bonus, without any deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Durham owns shares of the Fund in the range of $1 - $10,000.

Mr. Todd W. Curtis is also co-portfolio manager of the Fund. Mr. Curtis is also co-portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based. Mr. Curtis does not own any securities of the Fund.

Aquila Municipal Trust

Aquila Narragansett Tax-Free Income Fund:  Mr. Jeffrey K. Hanna is the portfolio manager responsible for the day-to-day management of the Fund.

Mr. Hanna also manages 234 other accounts, with aggregate assets of $523,190,166 at March 31, 2014. Mr. Hanna does not manage other investment company portfolios or pooled investment vehicles.

The compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance based fees.

There are in general no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Rhode Island issuers hinders the execution of the Fund’s investment program.  The minimum block sizes and maturity requirements of purchases for the Fund typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Hanna is employed and compensated by Citizens Bank, N.A., of which the Sub-Adviser is a department.  As of March 31, 2014, Mr. Hanna received fixed compensation not based upon the value of assets or the investment performance of the Fund and accounts that he manages.  Mr. Hanna may be eligible to receive a bonus which is not dependent upon the value of assets or the performance of the Fund or the performance of other accounts he manages.  The method of determining compensation of the portfolio manager is the same for the Fund as for all other accounts he manages.

In addition, as of March 31, 2014, Mr. Hanna’s compensation included a participation in the Bank’s Retirement Savings Plan.  Like all employees of the Bank, Mr. Hanna is eligible to participate in the Bank’s Retirement Savings Plan.  Under the Plan, various types of contributions are made for employees by the Bank including profit sharing, value sharing, and matching contributions.

Currently, Mr. Hanna has an interest or owns securities of the Fund in the range of $1 - $10,000.

Aquila Tax-Free Fund For Utah: The Fund’s co-portfolio managers are Mr. Todd W. Curtis and Mr. James Thompson. Mr. Curtis is also the co-portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Curtis does not own any securities of the Fund.

Mr. Thompson is also backup portfolio manager of Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky.  Mr. Thompson manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Fund, is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Thompson owns securities of the Fund in the range of $50,001 - $100,000.

Aquila Municipal Trust

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of each Fund and the amount retained by the Distributor, respectively, were as follows:

Aquila Tax-Free Trust of Arizona

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2014:
	$154,212	$35,882

Fiscal Period Ended March 31, 2013:
	$337,158	$60,568

Fiscal Year Ended June 30:
2012	$407,291	$75,945
2011	$308,301	$57,467

Aquila Tax-Free Fund of Colorado:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2014:
	$251,264	$64,455

Fiscal Period Ended March 31, 2013:
	$ 70,258	$13,754

Fiscal Year Ended December 31:
2012	$532,950	$129,737

2011	$298,857	$ 66,054

Aquila Municipal Trust

Aquila Churchill Tax-Free Fund of Kentucky:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2014:
	$301,783	$29,931

Fiscal Period Ended March 31, 2013:
	$122,209	$11,956

Fiscal Year Ended December 31:
2012	$572,126	$47,874

2011	$346,420	$30,463

Aquila Narragansett Tax-Free Income Fund:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2014:
	$202,152	$31,901
Fiscal Period Ended March 31, 2013:
	$283,199	$24,470
Fiscal Year Ended June 30:
2012	$389,429	$45,513
2011	$444,531	$36,976

Aquila Tax-Free Fund For Utah:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2014:
	$290,966	$41,096

Aquila Municipal Trust

Fiscal Period Ended March 31, 2013:
	$736,246	$75,350
Fiscal Year Ended June 30:
2012	$924,226	$86,113
2011	$582,314	$48,518

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund of Colorado:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund
and Aquila Tax-Free Fund For Utah:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Aquila Municipal Trust

Distribution Plan

Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made  directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), up to 0.15 of 1% of the average annual net assets of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund represented by the Front-Payment Class Shares, and up to 0.20 of 1% of the average annual net assets of Aquila Tax-Free Fund For Utah represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares. With respect to Aquila Tax-Free Fund of Colorado, the Board of Trustees has approved payments under this Part of the Distribution Plan at the annual rate of 0.05 of 1% of all of the average annual net assets of the Fund represented by the Front-Payment Shares class of shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer

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inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority”  (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Aquila Municipal Trust

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

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While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1%

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of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

Aquila Municipal Trust

In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

Aquila Municipal Trust

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.

Payments Under the Plan

During its fiscal year ended March 31, 2014, payments were made by the Aquila Tax-Free Trust of Arizona under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Trust of Arizona under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2014.

During its fiscal year ended March 31, 2014, payments were made by Aquila Tax-Free Fund of Colorado under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made by Aquila Tax-Free Fund of Colorado under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2014.

During its fiscal year ended March 31, 2014, payments were made by Aquila Churchill Tax-Free Fund of Kentucky under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2014, payments were made by Aquila Narragansett Tax-Free Income Fund under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

During its fiscal year ended March 31, 2014, payments were made by Aquila Tax-Free Fund For Utah under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2014.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2014, payments to Qualified Recipients by the Funds under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Aquila Tax-Free Trust of Arizona

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$358,894	$20,612	$338,282
Part II	$143,365	$44,855	$98,510

Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$108,093	$4,034	$104,059
Part II	$239,312	$72,337	$166,975

Aquila Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$296,614	$10,014	$286,600
Part II	$82,252	$25,183	$57,069
Part III	$14,571	$0	$14,571

Aquila Narragansett Tax-Free Income Fund

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$189,552	$6,923	$182,629
Part II	$139,141	$45,771	$93,370
Part III	$515	$0	$515

Aquila Tax-Free Fund For Utah

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients

Part I	$447,615	$12,614	$435,001
Part II	$680,679	$203,101	$477,578

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All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the

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foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

During the fiscal year ended ended March 31, 2014, $47,789 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Trust of Arizona; $79,771 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund of Colorado; $27,417 was paid to the Distributor under Part I of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky; $46,380 was paid to the Distributor under Part I of the Plan with respect to Aquila Narragansett Tax-Free Income Fund; and $226,893 was paid to the Distributor under Part I of the Plan with respect to Aquila Tax-Free Fund For Utah.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if

Aquila Municipal Trust

less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

During the fiscal year ended March 31, 2014, payments made to Qualified Recipients under Part II of the Plan with respect to Aquila Churchill Tax-Free Fund of Kentucky’s Class I Shares amounted to $10,927.  During the fiscal year ended March 31, 2014, payments made to Qualified Recipients under Part of the Plan with respect to Aquila Narragansett Tax-Free Income Fund’s Class I Shares, together with amounts paid with respect to the same shares under Part III of the Fund’s Distribution Plan, amounted to $386.  No Class I Shares of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado or Aquila Tax-Free Fund For Utah were outstanding during such Funds’ most recent completed fiscal year .

General Provisions

While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not  “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

Each Fund, the Manager, each Sub-Adviser, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Aquila Municipal Trust

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

Each Fund’s Custodian, JPMorgan Chase Bank, N.A., 14201 N. Dallas Parkway, Dallas, Texas 75254, is responsible for holding the Fund’s assets.

Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

During the three most recent fiscal years of the Funds, all of the Funds’ portfolio transactions were principal transactions and no brokerage commissions were paid.

The Manager or Sub-Adviser (with respect to Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund) shall select such broker/dealers (“dealers”) as shall, in the Manager or Sub-Adviser’s judgment, as applicable, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.  Municipal obligations, including state obligations, purchased and sold by a Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. A Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager or Sub-Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager or Sub-Adviser, as applicable, determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager or Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager or Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. Each Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or Sub-Adviser or their other clients.

The Sub-Adviser to Aquila Tax-Free Fund of Colorado may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Fund’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  None of the Funds engaged in any such affiliated brokerage transactions during its three most recent fiscal years .

Aquila Municipal Trust

Capital Stock

Each Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares.  Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.05 of 1%) of the average annual net assets  represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

*Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.

Aquila Municipal Trust

As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates will not normally be issued.

Each Fund is a series of Aquila Municipal Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)	Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any

Aquila Municipal Trust

other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation-Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

Aquila Tax-Free Fund of Colorado and Aquila Narragansett Tax-Free Income Fund only:

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above,

Aquila Municipal Trust

without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah only:

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month

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after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

All Funds:

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Broker/Dealer Compensation-CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

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Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds;

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

*	certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

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Investors may exchange securities acceptable to the Manager and Sub-Adviser (if applicable) for shares of the Fund. The Funds believe such exchange provides a means by which holders of certain securities may invest in a Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund’s portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

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•	advertising of the Funds’ shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc.,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

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Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum  investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject

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any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

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If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for a Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

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Computation of Net Asset Value

The net asset value of the shares of each Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. Short-term obligations and money market securities maturing in sixty days or less generally are valued at cost adjusted for amortization of premiums and accretion of discounts.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

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Purchases and Redemptions of Class I and Class Y Shares

Each Fund has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.  Each Fund also discloses the five largest holdings by market value as of the close of the last business day of each calendar month by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the next such posting.

In addition, the Manager may share a Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding a Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser (if applicable), Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves

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such disclosure.  The Funds, the Manager and a Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

Each Fund also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund and Its Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward

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contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by a Fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may be carried forward without limit, and such carryforwards must be exhausted before a Fund will be permitted to utilize any Pre-2011 Carryforwards.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Aquila Tax-Free Trust of Arizona: At March 31, 2014, the Fund had no Post-2010 Carryforwards and no Pre-2011 Carryforwards.

Aquila Tax-Free Fund of Colorado:  At March 31, 2014, the Fund had capital loss carry forwards of $1,613,810 of which $55,212 expires in 2017 and $1,558,598 has no expiration and retains its character of short-term. At March 31, 2014, there was a post October capital loss deferral of $166,275.

Aquila Churchill Tax-Free Fund of Kentucky:  At March 31, 2014, the Fund had capital loss carryforwards of $1,501,679 of which $112,779 expires in 2016, $175,082 expires in 2017 and $709,216 and $504,602 have no expiration and retain their character of short-term and long-term, respectively.

Aquila Narragansett Tax-Free Income Fund: At March 31, 2014, the Fund had a capital loss carryover of $73,498 acquired in the acquisition of Ocean State Tax-Exempt Fund, which expires on June 30, 2016 and a capital loss carryover of $813,839 which is short-term and has no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. At March 31, 2014, the Fund had post October loss referrals of $1,206,838 which will be recognized in the following year.

Aquila Tax-Free Fund For Utah: At March 31, 2014, the Fund had no Post-2010 Carryforwards and no Pre-2011 Carryforwards.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend

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or distribution will be deemed to have been received by each shareholder of that Fund on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed capital gains included in their respective income over their respective share of taxes paid on the undistributed amount.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a Fund are exempt from regular Federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of a Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from a Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  A shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in a Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds,

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or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities. Backup withholding

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will not be applied to payments that have already been subject to the 30% withholding tax described below in the first paragraph under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

Distributions (other than exempt-interest dividends) paid after June 30, 2014 (or, in certain cases, after later dates) and redemption payments and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions (other than exempt-interest dividends) paid after June 30, 2014 (or, in certain cases, after later dates) and redemption payments and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Basis Reporting

Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), each Fund expects to use an average basis default method, in which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.

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Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting each Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Underwriters

The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Payments of the amounts listed below for each of the Funds for the fiscal year ended March 31, 2014 were as follows:

Aquila Tax-Free Trust of Arizona

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$35,882	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Tax-Free Fund of Colorado:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors, Inc.	$64,455	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

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Aquila Churchill Tax-Free Fund of Kentucky:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$29,931	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Narragansett Tax-Free Income Fund:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Aquila Distributors, Inc.	$31,901	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Aquila Tax-Free Fund For Utah:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$41,096	None	None	None*

*Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Proxy Voting Policies

Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling our toll-free number (1-800-437-1020), (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov. The Manager’s proxy voting policies and procedures follow:

Background and Scope of Applicability:  The purposes of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which Aquila Investment Management

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LLC (the “Firm” or “AIM”) votes the securities for which the AIM exercises voting authority and discretion (“Proxies”).Generally, Aquila Municipal Trust (the “Trust”) does not purchase or hold voting securities.  As a result, it is not likely that the Trust will hold securities whose issuers issue proxies.  However, the Trust is permitted to invest in money market funds whose issuers may periodically issue proxies pursuant to requirements under the Investment Company Act of 1940.  Because of the nature of voting subject matters that might arise in the context of a money market fund proxy, AIM perceives relatively less risk with money market fund proxies in contrast to the proxies of corporate operating companies.  Accordingly, this procedure has been designed and implemented to address matters that might arise in conjunction with voting money market fund proxies.

It is the general policy of the Firm to vote on all matters presented to security holders in any money market fund proxy in which the Trust is eligible to vote, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to the Trust, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Trust.

In the event the Trust holds a voting security and is eligible to vote in a proxy solicitation, these Proxy Voting Policies and Procedures will be used in determining how to cast a vote, whether to abstain from casting a vote, casting actual votes, maintaining required records and publically disclosing the results of proxy voting.

Philosophy Governing Guidelines:  AIM believes that shareholders will do best investing in companies in which the interests of corporate management are properly aligned with the long term interests of shareholders.  In addition, AIM believes that investors are best served by managements and boards of directors that exhibit sound corporate governance.  AIM does not support company managements and boards of directors that attempt to enrich themselves disproportionately at the expense of shareholders or that do not exhibit sound governance practices.  AIM has established these proxy voting guidelines, but believes they cannot anticipate all situations that may arise.  These proxy voting guidelines are guidelines, not rigid rules.  There may be instances in which the specific situation requires a vote that does not follow the guidelines.  However, generally, proxies will be voted in the best interests of Fund shareholders in a manner designed to maximize shareholder value and/ or promote strong mutual fund governance practices.

Proxy Voting Procedures:  The “named” Portfolio Manager of each respective Fund with the Trust will receive, read and vote proxies using the philosophies and guidelines as described herein. AIM will work with the Trust’s Custodian to identify voting securities, receive relevant proxy materials, if any, and distribute such proxy materials to the respective Portfolio Manager. Proxies may be voted either electronically or manually via paper ballots delivered via the U. S. Mail.

Generally, the factor(s) considered in voting proxies may include:

Does the proposed action help or hurt long-term shareholder value?

Does the proposed action help or hurt mutual fund governance practices?

Is the proposed action otherwise in the best interest of Fund shareholders?

Other relevant factors.

Aquila Municipal Trust

If the Portfolio Manager needs further input on a voting matter, they may consult with the Fund’s Chief Compliance Officer, Fund officers or Fund legal counsel.  Voting records will be maintained in a dedicated file for proxy votes in AIM’s headquarters

In cases where votes may require additional analysis, the Portfolio Manager may document the reasoning for the vote and supplement the Fund’s voting records.  AIM will rely on the Securities and Exchange Commission’s (SEC) EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.  AIM will make all required Form N-PX filings with the SEC and will post the Trust’s Proxy Voting Policies and Procedures and proxy voting results on the Aquila Group of Funds website located at www.aquilafunds.com.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt

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instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

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When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an

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obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity

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relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

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preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

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In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the

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rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

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Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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APPENDIX B

ADDITIONAL INFORMATION ABOUT THE ARIZONA ECONOMY AND ARIZONA OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Arizona (“Arizona” or the “State”). The sources of payment for Arizona municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Arizona issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Economic Condition and Outlook

The Office of Employment and Population Statistics (EPS) within the Arizona Department of Administration (ADOA) is forecasting gradual gains in Nonfarm employment in Arizona for the 2014-2015 projections time period. In comparison to the employment forecast released in November 2013, Nonfarm employment growth has been forecast to be slightly slower in 2014. An over-the-year gain of 53,500 Nonfarm jobs is expected in 2014 and 60,400 in 2015. The previous forecast in November 2013 was for a 59,000 job gain in 2014. In the current forecast, the rate of growth projected for total Nonfarm employment is 2.1 percent in 2014 and 2.4 per- cent in 2015. A total of 114,000 Nonfarm jobs are forecast to be gained over the two projected years (2014 & 2015).

In 2014, all regions are forecast to have positive annual over-the- year growth rates in Nonfarm employment. Arizona is forecast to grow at 2.1% in 2014. Phoenix is expected to grow faster than the state at 2.5%. However, the projected growth rates for Tucson (1.2%) and the Balance of State (1.3%) are slower than the statewide and Phoenix MSA rates. The expected Nonfarm job gains in 2014 for the Phoenix MSA are 44,600 jobs, for Tucson MSA are 4,400 jobs, and for Balance of State are 4,500 jobs.

Nonfarm employment growth rate for Arizona in 2015 is expected to be 2.4%. Phoenix is forecast to continue growing at a faster pace (2.6%) than Tucson (1.8%), and Balance of State (1.7%). For 2015 the job gains forecast for Phoenix MSA are 48,000 jobs, Tucson MSA are 6,400 jobs, and Balance of State are 6,000 jobs.

The overall employment situation in Arizona continues to improve. This is consistent with improvement seen in many economic indicators including population growth. Compared to 2012, population grew faster in 2013 at 1.27 percent based on our internal EPS ADOA preliminary numbers.  Population is projected to grow at 1.33 percent in 2014 and 1.76 percent in 2015.

Arizona’s year-over-year average Nonfarm employment growth rate exceeded the national average in both 2012 and 2013. The US averaged Nonfarm employment growth of 1.7 percent in both 2012 and 2013 while Arizona averaged 2.1 percent in both 2012 and 2013. Despite Arizona’s better performance compared to the US, the Nonfarm employment growth rate in Arizona has stagnated at 2.1 percent in 2012,

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2013, and is forecast to be the same for 2014. Despite the forecasted employment growth in nine of the eleven major sectors in 2014 and ten sectors in 2015, overall Arizona Nonfarm employment level remains well below its prerecession peak.

Arizona’s Nonfarm employment is forecast to continue a slow, subpar growth in 2014 and gradually gain momentum in 2015. Although the economic fundamentals continue to improve, the Arizona economy continues to have some aftereffects of various policies that were enacted post-recession: sequestration cuts in 2011 followed by a continuing resolution that went into effect in March 2013; payroll tax increase to the default 6.2 percent in January 2013; the October 2013 partial shutdown of the federal government and continued conflict over the federal debt ceiling. The combined effect of many of these decisions has resulted in economic uncertainty and made investment planning more problematic, thus creating an environment not conducive to strong growth.  Arizona’s reliance on federal government outlays due to its dependence on defense-related industries followed by a reduction in both civilian and military program spending has made the state particularly vulnerable. Various economic sectors have felt the trickle-down effect with projects coming to an end and no new projects in the pipeline.  In response to the increased economic uncertainty, many corporations are holding their profits as cash instead of investing.

The US and Arizona economies have fit the historical pattern of a build-up of private credit, financial crisis and economic downturn with a gradual economic recovery. The indicators of a slow economic recovery include a gradual increase in employment, wages, income, output, consumer and business spending, and asset values especially in real estate.  Private household debts have been gradually paid down and financial institutions are gradually more willing to lend and are extending more credit.  Compared to a year ago consumers and businesses overall are in better shape.

The following factors supporting Arizona’s economic growth continue to persist:

*	Continued improvement in real Gross Domestic Product (GDP), real personal income at the state and national levels, employment, and retail sales.

*
Continued employment gains in the private sector, increasing private domestic investment, gradual increase in the index of industrial production and rate of capacity utilization, high levels of corporate profit, and a gradual resurgence in private residential construction permits.

*	Continued gradual climb in household net worth resulting from paying down of debts and accumulation of assets either through cash savings or through their homes U.S. exports are also increasing.

*
Residential real estate markets in the state of Arizona and the metropolitan area of Phoenix are showing improvement. Home prices in Arizona are improving but are still way off peak.  In private residential real estate, a majority of the growth recently has been in the construction of multi-family structures, or apartments. Construction and sales of single family, private residences, though gradually increasing, are well below their most recent peaks of the housing bubble. Commercial real estate is gradually improving with lower vacancy rates, higher rental rates and lower rates of default and delinquency in mortgage loans. Industrial real estate sectors are also improving with increasing levels of construction activity across the nation for the building of warehouses and distribution centers to support online commerce.

*
While revolving consumer credit levels have remained flat, an expansion of non-revolving consumer credit since 2011 has served as an impetus to expanding economic activity. Consumer sentiment and consumer spending have shown signs of improvement, but the rate of growth has

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been slowing down.15 Banks are gradually making new consumer loans and increasing the quality of existing loans. Bank delinquency and default rates on consumer credit are declining.

Some factors that could further dampen the growth of the local economy are given below:

*
Constrained budgets persist for a large majority of households.  Despite some job growth and lowering in the unemployment rate, many consumers in the US continue to face employment insecurity, lower wages and benefits, debt, and rising prices for essentials that limits the amount of funds available for discretionary spending. Real per capita disposable income in the US is contracting as well as median household income in the US and AZ.  Because of slow employment and income growth in this recovery, the share of gross domestic income to wage and salary accruals has continued to fall to near historic lows.  Even the share of gross domestic income paid as compensation to employees continues to fall to a level near the early 1950’s.  Personal savings rate is growing limiting the amount they spend on goods and services.

*
The residential real estate market has improved. However, with Dodd-Frank rules, the underwriting standards have become more stringent and require higher down payment, higher FICO score, lower debt to income ratios, increasing lockout period after a foreclosure and considerably more paperwork. Increased government scrutiny may limit the entry of new firms into the mortgage market. Rising interest rates could serve as a deterrent to some prospective buyers.

*	Although real business investment continues to grow, the rate of growth has slowed as a consequence of demand uncertainty.

*
In the public sector, the policies of the federal government have turned from fiscal stimulus during and immediately after the most recent economic downturn to austerity in the form of reduced expenditures and higher taxes as a means of reducing the federal budget deficit.  The cost of austerity policy measures that include spending cuts, tax increases, or a mixture of the two have slowed the aggregate demand in the US economy, thereby slowing the rate of economic and employment growth.

*
Arizona is one of the states in the nation most vulnerable to federal government expenditure changes because of the large proportion of military spending in the state’s economy. Operating at a lower level of federal government expenditures is projected to have the greatest impact in the following major industry sectors: Manufacturing; Retail Trade; Professional and Business Services; and Government.

In addition to the factors listed above there are some grounds for limited optimism and concern on the international front:

*	Arizona exports could have a slight stimulating effect with a gradual improvement in the overall world economy, especially in the major US trading partners such as Canada and Mexico.

*
A notable current geopolitical risk is the conflict between Russia and Ukraine with Russia being a major international petroleum and natural gas supplier. A political conflict could increase the global price of petroleum and natural gas and, thus slow the pace of world economic growth.

*
China's national economy grew an annual 7.4 percent in the first quarter, slowing from 7.7 per cent in the previous quarter. Some analysts have raised suspicion over the growth data, pointing to sluggish factory growth and weak investment.  China's resource-dependent and

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manufacturing-heavy provinces suffered the sharpest economic slowdown in the first quarter as the government pushed to tackle excessive factory capacity and pollution, official data showed.

Arizona Industry Employment Projections (2013 –2015)

Job gains are projected in all major sectors of the Arizona economy with the exception of one sector during the forecast time period (2014 and 2015).  This would suggest a continuous improvement in the rate of Nonfarm employment gains in 2014 and 2015 compared to 2013.

For the 2013 to 2015 forecast time period, the major sectors with the largest projected employment gains are: Educational and Health Services (24,200 jobs); Trade, Transportation and Utilities (24,000 jobs); Leisure and Hospitality (18,600); Financial Activities (17,200); Professional and Business Services (16,600 jobs); and Construction (11,700 jobs). Smaller gains are forecast for these sectors: Manufacturing (1,300 jobs); Information (700 jobs); Other Services (700 jobs); and Natural Resources and Mining(400 jobs). The only major sector with a projected loss in employment for 2013 to 2015 is the Government (1,700 jobs).

During the two-year forecast time period, the major industry sectors arranged in the descending order of growth rates are: Construction (9.5 percent); Financial Activities (9.3 percent); Leisure and Hospitality(6.8 percent); Educational and Health Services (6.5 percent); Trade, Transportation and Utilities (5.0 percent); Professional and Business Services (4.5 percent); and Natural Resources and Mining (3.0 percent).  Relatively, slower rate of growth is projected for Information (1.8 percent); Manufacturing (0.8 percent); and Other Services (0.8 percent).  The only major sector with forecast job losses is Government (-0.4 percent).

Educational and Health Services (EHS):  The EHS sector is forecast to gain 12,400 jobs (3.3 percent) in 2014 and 11,800 jobs (3.0 percent) in 2015.  The largest projected increase in employment is forecast in the sub-sector of Ambulatory Health Care Services.  Increases are also expected in Nursing and Residential Care Services, Hospitals and Social Assistance sectors.  Expansions in state spending through the provisions of the federal 2010 Affordable Care Act and population increases are projected to bolster employment growth in the health care services related sectors. Federal government uncertainty has the potential of curtailing employment growth in the health care sectors.  Private Educational Services sub-sector is forecast to have slowing growth in employment as more people leave school to re-enter the workforce as the economy gradually improves or shun the pursuit of higher education to avoid acquiring non-payable levels of student debt.29 In addition, the opening of several new private colleges focusing on health related occupations training in Arizona have bolstered the projection in the sector.

Trade, Transportation and Utilities (TTU): The TTU sector is forecast to gain 11,100 jobs (2.3 percent) in 2014 and 12,900 jobs (2.6 percent) in 2015.  Retail Trade is the TTU sub-sector with the most projected gains in employment with the majority of these gains coming from Motor Vehicles and Parts Dealers. Fewer gains are forecast in Wholesale Trade and Transportation and Warehousing and Utilities sectors. Within Retail Trade sub-sectors, all components are projected to post employment gains.  However, Air Transportation, Truck Transportation, and Utilities is forecast to have job losses as a consequence of industry consolidation and recent budget cuts.  The unreported sub-sectors in Transportation, Warehousing and Utilities are projected to have job gains.

Leisure and Hospitality (L&H):The L&H sector is projected to have an increase of 8,900 jobs (3.2 percent) in 2014 and 9,800 jobs (3.5 percent) in 2015.  The sub-sectors with the largest projected job gains are Food Services and Drinking Places.  Fewer job gains are forecast in the sub-sectors of Accommodations and Arts, Entertainment and Recreation.  A tighter fiscal environment and is expected to limit business and recreational related travel.  However, domestic and international tourism demand is projected to bolster employment in the Leisure and Hospitality sector.

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Financial Activities (FA):This sector is projected to have an employment increase of 9,500 jobs (5.1 percent) in 2014 and 7,700 jobs (4.0 percent) in 2015.  The job growth in Financial Activities over the two-year period is projected to slow in 2015 when compared to 2014. The employment forecast is reinforced by rising interest rates in 2014 which could hinder employment growth in this sector.  During the 2014 and 2015 forecast time frame, the sub-sectors with the largest projected gains in employment are: Insurance, Funds and Trusts; Real Estate, Rental and Leasing; and Securities; Credit Intermediation and Monetary Authorities; Securities, Commodities Contracts, and Investments.

Professional and Business Services (PBS): The PBS sector is projected to have an increase of 7,600 jobs (2.0 percent) in 2014 and 9,000 jobs (2.4 percent) in 2015.  The Administrative and Waste Services sub-sectors have the largest projected job gains over the projection period including Employment Services, Business Support Services, and Services to Buildings and Dwellings.  Business firms are expected to hire contingent labor as a lower-cost means to expand output during these uncertain times.  Because of recent federal government expenditure reductions, job losses are forecast in the sub-sectors of Professional, Scientific and Technical Services along with Management of Companies and Enterprises.

Construction: This sector is forecast to gain 4,900 jobs (4.0 percent) in 2014 and 6,700 jobs (5.3 percent) in 2015.  Job gains are forecast across almost all Construction sub-sectors with the largest employment gains expected in the Specialty Trades sub-sector. Building construction is the only Construction sub-sector with projected job losses from 2013 to 2015.  The Western Blue Chip Consensus forecast for single-family housing permits over the year in Arizona are 22.5percent for 2014 and 37.4 percent in 2015,also supports an employment increase in the Construction sector. Multi-family private residence construction is also forecast to bolster employment levels in the construction sectors. Other factors supporting growth in this sector are: home repair and maintenance activities, population growth, and new infrastructure projects such as the expansion of light rail in Phoenix.  However, projections of the exhaustion of the federal government’s Highway Trust Fund in the last half of 2014 have the potential to restrain the growth of employment in Construction especially in the sub-sectors of Heavy and Civil Engineering Construction.

Manufacturing: This sector is projected to have an employment decrease of 200 jobs (0.1 percent) in 2014 and a gain of 1,400 jobs (0.9 percent) in 2015.  During the two-year forecast, job gains are anticipated only in the reported Durable Goods sector of Fabricated Metal Products.  Job gains are also forecast in the unreported Durable Goods sectors.  However, job losses are projected in the remaining reported Durable Goods sectors of Aerospace Products and Parts and Computer and Electronic Products.  In the face of uncertainties in federal spending, defense related industries are expected to have leaner staffing levels.  In contrast to many Durable Goods sectors, Non-Durable goods sector is forecast to gain employment in 2014 and 2015.

Information: This sector is projected to have a gain in employment of 300 jobs (0.8 percent) in 2014 and an increase in employment of 400 jobs (0.9 percent) in 2015.  Job gains are forecast in the telecommunications and non-telecommunications sub-sectors of Information.

Other Services (OS): OS is forecast to gain 200 jobs (0.2 percent) in 2014 and 500 jobs (0.6 percent) in 2015.  A slowly improving economy with gradually rising levels of business and consumer spending is forecast to bolster the demand and employment for the services provided by this sector.

Natural Resources and Mining (NRM): The NRM sector is forecast to gain 200 jobs (1.5 percent) in 2014 and 200 jobs (1.4 percent) in 2015.  From 2013 to 2015, slowing job gains are projected.  Gradual recoveries in the Euro Monetary Zone, Asia, and Latin American economies are expected to bolster export

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demand.  Employment growth might be dampened with the price of copper falling 13.1 percent from March 2013 to March 2014.

Government: This sector is forecast to lose 1,700 jobs (0.4 percent) in 2014 and to remain unchanged in 2015. The majority of projected decreases in employment from 2014 to 2015 are expected in the federal and local government sub-sectors.36 Job gains are forecast in the education  and non-education sub-sectors of state government.

Conclusion

Arizona is projected to gain 114,000 Nonfarm jobs over the two projected years (2014 & 2015).  This represents a growth rate of 4.5 percent over the two projected years.  An over-the-year gain of 53,500 jobs is projected in 2014 and 60,400 jobs in 2015.  The rate of growth projected for Nonfarm employment is 2.1 percent in 2014 and 2.4 percent in 2015.  Arizona’s Nonfarm employment is forecast to continue a slow, subpar growth in 2014 and gradually gain momentum in 2015.  This is consistent with improvement seen in many economic indicators.

While the U.S. has regained 95 percent of the jobs lost since its prerecession peak, Arizona has recovered only 56 percent of lost jobs as of February 2014. Despite this discrepancy, the economic fundamentals in Arizona continue to improve. Ten of the eleven major sectors are forecast to see employment growth over the two forecast years. The housing market in Arizona continues to grow.  Home prices are also gradually increasing but still lower than the pre-recession peak. Arizona’s population compared to 2012 grew faster in 2013 based on internal EPS ADOA preliminary numbers. The population forecast is expected to improve further in the outlying years.

All sectors of the Arizona economy are projected to gain jobs during the 2013-2015 forecast time period with the exception of the Government sector.  For the two forecast years, the major sectors with projected employment gains in descending order include: Educational and Health Services (24,200 jobs); Trade, Transportation and Utilities (24,000 jobs); Leisure and Hospitality (18,600); Financial Activities (17,200); Professional and Business Services (16,600 jobs); and Construction (11,700 jobs). Smaller gains are forecast in: Manufacturing (1,300 jobs); Information (700 jobs); Other Services (700 jobs); and Natural Resources and Mining (400 jobs). The only major sector with a projected loss is the Government (1,700 jobs).

The growth rate over the 2013-2015forecast time period for various sectors in descending order of magnitude are: Construction (9.5 percent); Financial Activities (9.3 percent); Leisure and Hospitality (6.8 percent); Educational and Health Services (6.5 percent); Trade, Transportation and Utilities (5.0 percent); Professional and Business Services (4.5 percent); and Natural Resources and Mining (3.0 percent).  Relatively, slower rate of growth is projected for Information (1.8 percent); Manufacturing (0.8 percent); and Other Services (0.8 percent).  The only major sector with negative rate of growth forecast is the Government (-0.4 percent).

The state faces headwinds with respect to federal government uncertainty. Austerity policies adopted have slowed the pace of economic recovery to some extent as reduced government spending, employment, investment and higher taxes reduce the level of real, effective demand in the economy. There are risks from consumers that could add uncertainty to the forecast.  Despite some job growth and lowering in the unemployment rate, many consumers in the U.S. continue to face employment insecurity, lower wages and high debt.  Constrained budgets persist for a large majority of households inhibiting their spending ability.

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There are many positive indicators suggesting improvement in the overall economy.  An overall improving international economy is expected to foster economic activity on the domestic front.  Economic indicators such as; GDP, employment, industrial production, wholesale and retail sales, capacity utilization rate, household net worth, income levels, consumer spending, residential real estate markets, private domestic investment are showing an improvement since the recession. There are also risks associated with uncertainties as mentioned above.

State Revenues and Expenditures

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax.  The State expends money on a variety of programs and services, the most significant of which include education (both kindergarten through twelfth grade (“K-12”) and higher education), health and human services, correctional programs, transportation and debt service.

General Fund

The monies of the State are segregated into the General Fund and various other funds, including special agency and trust funds.  The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various voter initiatives.

State Budget

The State’s fiscal year begins on July 1 and ends on June 30 of the next calendar year.  State laws specifies that an annual budget shall be proposed by the Governor by the second Tuesday in January of each year for the next fiscal year (the “Governor’s Budget”).  Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year.  Following the Governor’s Budget, the Joint Legislative Budget Committee (“JLBC”) staff releases a proposed legislative budget for the next fiscal year.  The Governor’s Budget and the JLBC budget form the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund State government for the ensuing fiscal year (the “Budget Act”).  The Budget Act must be approved by a simple majority vote of each House of the Legislature.

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.

Economic and Demographic Information

Located in the country’s sunbelt, Arizona continues to be one of the fastest growing areas in the United States.  Over the last several decades, Arizona has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Geographically, Arizona is the nation’s sixth largest state in terms of area (113,417 square miles).  It

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is divided into three distinct topographic regions: northern Arizona - high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona -rugged, mountainous and heavily forested; and southern Arizona - encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits.  These topographical areas all have different climates, which have distinctively influenced development in each region.  Land ownership is vested largely in the federal and State governments: 42.2% is owned by the federal government; 27.6% is held as Federal Trust Land (Indian), 17.5% is privately owned and 12.7% is held by the State.

Arizona is divided into 15 counties.  Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75% of total population and 84% of total wage and salary employment in Arizona, based on 2011 estimates.  Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and surrounding cities include Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale.  Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State’s second most populous city.

The State Budget and Appropriations Process

General

Historically, the State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State.  The budget process is initiated by the Governor submitting the Governor’s Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures.  Thereafter, the staff of the JLBC analyzes the Governor’s Budget and recommends an alternative budget.  Public hearings are then conducted during the Legislative session and, generally prior to July 1, the budget is adopted through passage of appropriations bills.  State agencies are then responsible, under the oversight of the Department’s General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations.  The State Legislature has authority during the fiscal year to make additions, deletions or amendments to the adopted budget.

The accounts of the State are organized on the basis of funds and account groups, each of which is considered a separate accounting entity.  The General Fund is used for all financial resources except those required to be accounted for in another fund.  General Fund revenues are derived primarily from the collection of taxes, specifically transaction privilege (also referred to herein as “sales tax”), income (individual and corporate), motor vehicle, insurance premium and other taxes.  Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

Constraints on the Budget Process

Over the years, a number of laws have been enacted, often through voter initiatives, which have increase the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets.  In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in such State revenues requires the affirmative vote of two-thirds of the members of each house of the State Legislature.  If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the Governor.  If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature.  This constitutional requirement applies to legislation that would provide for a net increase in State revenues in the form of: (1)

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the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption form a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing.  This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature.  In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

Budget Reserves - Budget Stabilization Fund (BSF)

The BSF, which acts as a budgetary reserve for the State, is funded with General Fund revenues and was established to normalize (over time) the fluctuations of the State’s high and low growth rates and to help protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  The amount of funds transferred to or from the BSF is established by statutory formula, but may also be specified by additional acts of the Legislature.  No operating expenditures may be directly incurred from monies in the BSF.  Other than transfers from the General Fund, interest earned on pooled investments held by the State Treasurer is the primary revenue source of the BSF.

Given its stated use and purpose, balances in the BSF fluctuate depending on the fiscal condition of the State and the State General Fund.  The balance in the BSF was estimated to be approximately $456 million for the 2014 fiscal year.

Sources of Tax Revenue

The following is a summary of the State’s major tax revenues.

Sales and Use Tax

The transaction privilege (or sales) tax  is levied upon business activities within the State that are subject to the tax.  The tax is measured by the amount or volume of business transacted by persons or entities on account of their business activities, and in the amounts to be determined by the application of tax rates against values, gross proceeds of sale or gross income as set forth in law.  However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity.  Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The Arizona use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed or stored in the State.  Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales.  Use tax also applies to most leases of tangible personal property.

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Personal Income Tax

The Arizona personal income tax is closely modeled after the federal income tax law.  It is imposed on net taxable income (gross income less exclusions and deductions).  Personal, dependent, and other credits are allowed against the gross tax liability.  In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts.

Corporate Income Tax

The corporate income tax is levied on corporations that engage in business within Arizona.

State Expenditure Limit

Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Legislature may appropriate for a fiscal year to a percentage of Arizona personal income.  The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits.  Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, federal grants and funding, donations and gifts, and amounts received in trust.

The Governor’s Office of Strategic Planning and Budgeting (“OSPB”), in consultation with the staff of the JLBC, is required by statute to report the appropriations subject to the Constitutional limit.  This calculation is prepared by February 15th of each year and indicates the appropriations that are or will be subject to the limit in the previous, current and subsequent fiscal years.  The most recent calculations prepared by OSPB indicate that the appropriations subject to the limit, as a percent of Arizona personal income, were estimated to be 6.25 percent for fiscal year 2013 and 6.59 percent for fiscal year 2014.

Retirement Benefits

The State contributes to four separate defined benefit pension plans for the benefit of all full-time employees and elected officials.  The Arizona State Retirement System (“ASRS”), a cost-sharing, multiple employer defined benefit plan, has reported increases in its unfunded liabilities.  The effect of the increase in ASRS’ unfunded liabilities on the State, or on the State’s and its employees’ future annual contributions to ASRS, are projected to increase in future years.  The Arizona Public Safety Personnel Retirement System (“PSPRS”), an agent multiple-employer defined benefit plan that covers public safety personnel who are regularly assigned to hazardous duties, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in PSPRS’ unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to thePSPRS, cannot be determined at this time.  The Corrections Officers Retirement Plan (“CORP”), an agent multiple-employer defined benefit plan that covers certain State employees whose primary duties require direct inmate contact, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.  The effect of the increase in CORP’s unfunded liabilities is expected to result in increased contributions by the State and its employees, however the specific impact on the State, or on the State’s and its employees’ future annual contributions to the CORP, cannot be determined at this time.  The Elected Officials Retirement Plan (“EORP”), a cost-sharing, multiple employer defined benefit plan that covers State elected officials and

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judges, for which the Arizona State Legislature establishes and may amend active plan members’ contribution rate, has reported increases in its unfunded liabilities.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

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APPENDIX C

ADDITIONAL INFORMATION ABOUT THE COLORADO ECONOMY AND COLORADO OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Colorado (“Colorado” or the “State”).  The sources of payment for Colorado municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities.  This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statement of issuers of Colorado municipal obligations, as available on the date of this Statement of Additional Information.  Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially.  The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information.  Such information is included herein without the express authority of any Colorado issuer and is provided without regard to any events and that occurred since the date of the most recent publicly available report.

General Profile

Colorado became the 38th state of the United States of America when it was admitted to the union in 1876. Its borders encompass 103,718 square miles of the high plains and the Rocky Mountains, with elevations ranging from 3,315 to 14,433 feet above sea level. The current population of the State is approximately five million. The State’s major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate and other services.

Economic Conditions and Outlook

The Colorado economy continued to improve through 2013 and growth is expected to accelerate into 2014 and 2015. The labor market added jobs throughout the year, with especially strong growth in the private sector.  The unemployment rate is falling while wages and salaries are rising.  Personal income grew in the first three quarters of 2013, supporting growth in retail sales, which made gains in all regions of the state and in most industries in 2013.  The residential real estate market continues to improve, with price increases and more construction activity.

Federal fiscal policies slowed growth in 2013, but those obstacles have been removed for 2014.  There are still several risks to the forecast, including the tapering of expansionary monetary policy by the Federal Reserve and slow growth in the European Union, but in general the economic outlook for Colorado is positive.  A portion of economic activity has been attributable to extremely loose monetary policy by the Federal Reserve, and they announced that they would begin to taper monetary expansion in January 2014.  While the markets have confidence in the ability of the Federal Reserve to maintain employment and inflation, there could be some volatility as policy is implemented.  The European Union has been growing slowly and recent developments in Ukraine may slow growth in the European economy further.  This could result in slower growth in the U.S. economy, which may flow through to the Colorado economy.

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Colorado Labor Market

Colorado employment increased throughout 2013 and is expected to continue to grow through 2014 at rates that outperform the national labor market. The Bureau of Labor Statistics reported that Colorado added 63,000 jobs between December 2012 and December 2013, an increase of 2.7 percent.  These estimates have been re-benchmarked to include information from data from unemployment insurance returns.

In 2013, seasonally adjusted nonfarm employment increased 1.7 percent nationally. Using re-benchmarked seasonally adjusted data, Colorado employment grew 3.0 percent in 2013.  Employment in Colorado has been growing faster than the country as a whole since May 2011.

Employment growth in 2013 was broad based, growing in 17 of 20 sectors.  The accommodation and food services sector added the most jobs, followed by construction, which added 12,000 and 8,300 jobs, respectively.  In percentage terms, state government employment grew the fastest at 7.6 percent.  The three employment sectors that declined in 2013 were information, federal government, and arts, entertainment and recreation.

The recession resulted in a structural change in the labor market.  Between May 2008 and January 2010, 154,800 jobs were lost in Colorado.  Since January 2010, the post-recession employment trough, 193,600 jobs have been added, a gain of 8.8 percent.

Mining employment had the fastest growth in percentage terms since January 2010, growing 37.7 percent, and the average compensation was $71,945 in 2012.  Mining employment has been growing faster than average, but it is still one of the smaller industries in the state, accounting for 1.0 percent of Colorado’s employment.  Health care and social assistance employs the largest number of people in Colorado, and it has been growing slightly faster than average employment, but pays slightly less than average. The information industry is one of three employment sectors that had fewer jobs in December 2013 than in January 2010, and compensation in the sector was $91,489 in 2012, nearly twice the statewide average.  Nonfarm employment in Colorado is expected to grow 2.6 percent in 2014 and 2.8 percent in 2015.  As the labor market improves, people are expected to return to the labor force, keeping the unemployment rate fairly steady.  The unemployment rate will average 6.0 percent in 2014 and 5.4 percent in 2015.

Personal Income

Colorado personal income grew 3.8 percent through the first three quarters of 2013 compared with the same period in 2012.  Wages and salaries, the largest component of personal income, grew 4.5 percent. Personal income growth was slowed by the expiration of the payroll tax holiday on January 1, 2013, which contributed to a 17.3 percent increase in the contribution of government social insurance through September 2013. Colorado personal income growth is expected to increase 5.6 percent in 2014 and 5.9 percent in 2015, based on a generally improving economy. The change in the payroll tax will have been in place for all of 2013, which will become the baseline when measuring the change in personal income growth in 2014.  The improving labor market will contribute to an expected 5.7 percent increase in wage and salary income in 2014 and a 5.8 percent increase in 2015.

Retail Sales

After three years of growth above 6.1 percent, seasonally adjusted Colorado retail sales grew 4.5 percent in the first 11 months of 2013 compared with the same period in 2012. The expiration of the

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payroll tax holiday reduced consumers’ disposable income, explaining some of the deceleration in retail sales growth.

Retail sales grew in most major sectors of the economy during in the first 11 months of 2013, led by growth in building material stores and auto dealerships.  The growth in sales of building materials is due to the improvement in the housing market. Retail sales grew in all nine regions of the state.  Growth in the northern region and the resort areas of the state grew the fastest, while the Pueblo and San Luis Valley region of the state grew the slowest. Retail sales are expected to increase 5.9 percent in 2014 and 6.0 percent in 2015. The growth in retail sales will rebound in 2014 because of a stronger labor market and no change in federal tax policies.

Inflation

Inflation is a measure of the change in the price of a basket of goods consumed by a representative household.  In 2013, prices increased 2.8 percent but there were different price increases for different types of goods. Core inflation, or inflation minus the volatile components of food and energy, increased 3.2 percent.  The price of motor fuel decreased 2.2 percent, while the price of food and beverages increased only 0.6 percent.  Two measures of the price of housing increased faster than prices overall; the rent for a primary residence and the imputed rent for homeowners, both of which suggest demand for housing is outpacing supply.  Inflationary pressures will be moderate as long as the unemployment rate stays elevated.  Inflation in Colorado is expected to be 2.8 percent in 2014 and 2.4 percent in 2015.

Housing Market

The housing market in Colorado improved in 2013 due to a recovering economy, a low inventory of homes for sale, and low home mortgage interest rates.  All eight areas of the state had an increase in home prices in 2013 over 2012. Colorado Springs, Grand Junction, Pueblo, and non-urban areas of the state were increasing in value for the year, but had not yet recovered all of the value lost since the peak in home prices.

After increasing from record low levels in June 2013, mortgage interest rates were still extremely low by historical standards in the second half of the year.

The improvement in the housing market has restored confidence in home builders.  Total housing permits in Colorado increased for the fourth year in a row, by 26.8 percent.  Most of the increase remained in the multi-family market, as single family permits increased 20.7 percent and multifamily housing permits increased 36.5 percent. After strong growth in the previous four years, residential construction permits are expected to continue to grow, although at more moderate rates of 14.9 percent in 2014 and 14.8 percent in 2015.

Non-residential Construction

The value of nonresidential construction declined 6.9 percent in 2013.  The decrease was attributable to the completion of several large hospitals in 2012.  Excluding hospitals, the value of nonresidential construction increased 19.3 percent.  The value of nonresidential construction activity is expected to remain essentially flat in 2014, declining 0.7 percent, before increasing 5.9 percent in 2015.

Oil and Natural Gas

Oil and natural gas production is an important industry in several regions of the state. The western and southern parts of the state have natural gas basins, while the northern part of the state produces oil.

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Since November 2009, drilling activity has shifted from the southern and western parts of the state to the oil fields in northern Colorado.  There were nine more oil and natural gas rigs operating in Colorado in December 2013 than in December 2012.  All of these wells were added in Weld County.

The number of oil and natural gas rigs peaked at 123 in 2008.  Since then, low natural gas prices and the use of horizontal drilling has reduced the number of new wells.  The fall in natural gas prices has reduced drilling activity for natural gas, and horizontal drilling has reduced the number of wells needed.  Horizontal drilling allows a single well to access more oil or natural gas than conventional drilling techniques.  Because horizontal drilling is more productive than conventional wells, fewer wells does not equate to a proportionate change in production.

The recent tension between Russia and Ukraine may have an impact on the oil and natural gas industry in Colorado.  The European Union imports nearly one half of its natural gas from Russia.  If tensions rise and the European natural gas supply is disrupted, this could cause an increase in demand for U.S. natural gas and increase in prices for U.S. natural gas.  An increase in natural gas prices would increase the royalties paid to Colorado residents and provide a boost to Colorado employment associated with energy development.

Agricultural Production

Challenging weather conditions have made agricultural production in Colorado volatile over the past few years.  Drought conditions have hurt crop production and diminished livestock herds and the September floods in northern and eastern Colorado may have further constrained corn, sugar beets, onion, and hay production in the region.

According to the United States Department of Agriculture, the 2013 Colorado corn crop was 130 million bushels, 3 percent below 2012 corn production.  Wheat production in Colorado was 45.0 million bushels, a decrease of 40 percent in 2013 compared with 2012. Colorado potato growers produced 20.3 million hundredweight of potatoes, a 9 percent decline from 2012. The USDA estimates that the value of field crops produced in Colorado was $2.1 billion in 2013, a decline of 24.6 percent from 2012.

Livestock and dairy production are also major components of the Colorado agricultural sector.  Cattle on feed averaged 942,500 head in 2013, a decline of 8.7 percent compared with 2012.  Drought conditions put pressure on the size of cattle herds in the state, forcing ranchers to reduce the size of their herds.  In the second half of 2013, ranchers began to rebuild the size of their herds, but this process will likely take several years.  Dairy farms increased milk production 3.4 percent in 2013.

Colorado Exports

Colorado exports to other countries increased 6.4 percent in 2013 compared with 2012.  Canada was the state’s largest export partner, accounting for 23.7 percent of the state’s exports.  Exports to all of the state’s major trading partners increased in  2013, but China grew the fastest at 14.3 percent.

Colorado exports a large amount of scientific and precision instruments to other countries.  In 2013, five of the six most valuable categories of goods were optic, medical or surgical instruments, industrial machinery, electronic machinery, and photographic or cinematographic goods, and aircraft or spacecraft. The value of aircraft and spacecraft increased 61.4 percent in 2013, the largest increase of any of the exported goods. Meat is the fourth most valuable international export from Colorado, which grew 2.2 percent in 2013.

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Summary

Colorado’s economy continued to grow through 2013 as the economy was able to withstand federal tax increases in the beginning of the year and tighter fiscal policy. As these constraints are removed in 2014, the economy will continue to expand throughout forecast period. The labor market continued to add jobs in 2013 and the unemployment rate declined. These trends will continue into 2014 and 2015. This will help to boost wage and salary income in Colorado, which is a major component of Colorado personal income. Growth in disposable income will help retail sales accelerate and continued strength in the housing market will boost furniture and hardware store sales. Construction activity is expected to continue to grow, but at a slower pace than in 2013.

While many of the obstacles that were present in 2013 have been removed from the economic outlook, there remain areas of concern.  The Federal Reserve began tapering expansionary monetary policy in January 2014, which could cause some volatility in the stock markets.  In addition, housing prices increased rapidly in 2013 and it is not clear that this rate of price appreciation can continue with higher home mortgage interest rates.

State Financial Information

The State Treasurer

The State Constitution provides that the State Treasurer is to be the custodian of public funds in the State Treasurer’s care, subject to legislative direction concerning safekeeping and management of such funds.  The State Treasurer is the head of the statutorily created Department of the Treasury (the “State Treasury”), which receives all State moneys collected by or otherwise coming into the hands of any officer, department, institution or agency of the State (except certain institutions of higher education). The State Treasurer deposits and disburses those moneys in the manner prescribed by law.  Every officer, department, institution and agency of the State (except for certain institutions of higher education) charged with the responsibility of collecting taxes, licenses, fees and permits imposed by law and of collecting or accepting tuition, rentals, receipts from the sale of property and other moneys accruing to the State from any source is required to transmit those moneys to the State Treasury under procedures prescribed by law or by fiscal rules promulgated by the Office of the State Controller.  The State Treasurer and the State Controller may authorize any department, institution or agency collecting or receiving State moneys to deposit such moneys to a depository to the State Treasurer’s credit in lieu of transmitting such moneys to the State Treasury.

The State Treasurer has discretion to invest in a broad range of interest bearing securities described by statute. All interest derived from the deposit and investment of  State  moneys must be credited to the  General Fund unless otherwise expressly provided by law.

Tax and Revenue

Anticipation Notes

The Funds Management Act authorizes the State Treasurer, on behalf of the State, to issue and sell notes payable from the anticipated revenues of any one or more funds or groups of accounts to meet temporary cash flow shortfalls.  Since 1984, with the exception of each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State has issued tax and revenue anticipation notes, such as the Series 2013A Notes, pursuant to the Funds Management Act in order to fund cash flow shortfalls in the General Fund.  For each of Fiscal Years 1990-91, 1991-92 and 1998-99, the State funded cash flow shortfalls by use of

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Borrowable Resources. All tax and revenue anticipation notes issued by the State have been paid in full when due.

Taxpayer’s Bill of Rights

General.  Article X, Section 20 of the State Constitution, entitled the Taxpayer’s Bill of Rights and commonly known as “TABOR,” imposes various fiscal limits and requirements on the State and its local governments, excluding “enterprises,” which are defined in TABOR as government-owned businesses authorized to issue their own revenue bonds and receiving less than 10% of their annual revenues in grants from all State and local governments combined.  Certain limitations contained in TABOR may be exceeded with prior voter approval.

TABOR provides a limitation on the amount of revenue that may be kept by the State in any particular Fiscal Year, regardless of whether that revenue is actually spent during the Fiscal Year.  This revenue limitation is effected through a limitation on “fiscal year spending” as discussed hereafter.  Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year unless voters approve a revenue change.

TABOR also requires prior voter approval for the following, with certain exceptions: (i) any new State tax, State tax rate increase, extension of an expiring State tax or State tax policy change directly causing a net revenue gain to the State; or (ii) the creation of any State “multiple fiscal year direct or indirect ... debt or other financial obligation.”

Thirdly, TABOR requires the State to maintain an emergency reserve equal to 3% of its fiscal year spending (the “TABOR Reserve”), which may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor.  The annual Long Appropriation Bill (the “Long Bill”) designates the resources that constitute the TABOR Reserve, which historically have consisted of portions of various State funds plus certain State real property. The amount of the TABOR Reserve for Fiscal Years 2012-13 and 2013-14 have been estimated by the General Assembly in the related Long Bills to be approximately $298 million and $329.6 million, respectively.

Fiscal Year Revenue and Spending Limits; Referendum C.  As noted above, unless otherwise approved by the voters, TABOR limits annual increases in State revenues and fiscal year spending, with any excess revenues required to be refunded to taxpayers.  Fiscal year spending is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales.

The maximum annual percentage change in State fiscal year spending is limited by TABOR to inflation (determined as the percentage change in U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or  its  successor index) plus  the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991, being the base year for calculating fiscal year spending.  TABOR provides for an automatic decrease in the State fiscal year spending limit when State TABOR revenues decline without a corresponding automatic increase in State fiscal year spending limit when State TABOR revenues increase. This can result in what is commonly referred to as the “ratchet down effect” whenever there is a decline in TABOR revenues.  The ratchet down effect occurs because each year’s TABOR limit is calculated based on the lesser of the prior year’s TABOR revenues or the prior year’s TABOR limit.  In a year in which the State’s TABOR revenues are below the existing TABOR limit, the lesser amount is

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required to be used to calculate the following year’s TABOR limit.  Unlike this automatic reduction, the only means of increasing the TABOR limit is with the approval of State voters.  The State experienced the ratchet down effect when TABOR revenues declined by 13.1% between Fiscal Years 2000-01 and 2002-03, followed by an increase of 8.0% in Fiscal Year 2003-04.

Several measures were passed by the General Assembly during the 2005 legislative session in an effort to relieve State budget challenges, including statutory changes designed to mitigate the ratchet down effect of TABOR on the State’s finances.  One of two measures that were referred by the General Assembly to a statewide vote in November of 2005, designated “Referendum C,” was approved by State voters and thereafter codified as Sections 24-77-103.6 and 106.5, C.R.S.  The immediate impact of Referendum C was to preclude any ratchet down effect on the State beginning in Fiscal Years 2005-06.  It also authorized the State to retain and spend any amount in excess of the TABOR limit in Fiscal Years 2005-06 through 2009-10. For Fiscal Years 2010-11 and thereafter, Referendum C created an Excess State Revenues Cap, or “ESRC,” as a voter-approved revenue change under TABOR that now serves as the limit on the State’s fiscal year revenue retention.  The base for the ESRC was established as the highest annual State TABOR revenues received in Fiscal Years 2005-06 through 2009-10.  This amount, being the revenues received in Fiscal Year 2007-08, is then  adjusted for each subsequent Fiscal Year for inflation, the percentage change in State population, the qualification or disqualification of enterprises and debt service changes, each having their respective meanings under TABOR and other applicable State law.  As a result of Referendum C, the State was able to retain the following amounts in excess of the previously applicable TABOR limit: $1.116 billion in Fiscal Year 2005-06, $1.308 billion in Fiscal Year 2006-07 and $1.169 billion in Fiscal Year 2007-08.  TABOR revenues did not exceed the TABOR limit in either of Fiscal Years 2008-09 or 2009-10.  TABOR revenues exceeded the TABOR limit in Fiscal Years 2010-11 and 2011-12 by $0.771 billion and $1.473 billion, respectively, although no refunds were required because such revenues were below the applicable ESRC.  The Office of State Planning and Budgeting (“OSPB”) June 2013 Revenue Forecast projects that TABOR revenues in Fiscal Years 2012-13 and 2013-14 will exceed the TABOR limit by $1.845 billion and $1.661 billion, respectively, which in each case is below the applicable projected ESRC.

Referendum C also creates the “General Fund Exempt Account” within the General Fund, to which there is to be credited moneys equal to the amount of TABOR revenues in excess of the TABOR limit that the State retains for a given Fiscal Year pursuant to Referendum C.  Such moneys may be appropriated or transferred by the General Assembly for the purposes of: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers  if  the  General  Assembly determines such funding to be necessary; and (iv) strategic transportation projects in the Colorado Department  of  Transportation (“CDOT”) Strategic Transportation Project Investment Program.

State Funds

The General Fund.  The principal operating fund of the State is the General Fund.  All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special fund are required to be credited and paid into the General Fund.  The major revenue sources to the General Fund are individual and corporate income taxes and sales and use taxes.  The State also imposes excise taxes on the sale of cigarettes, tobacco products and liquor, and receives revenues from a diverse group of other sources such as insurance taxes, pari-mutuel taxes, interest income, court receipts and gaming taxes.

Other Funds.  The State also maintains a large number of statutorily created special funds for which specific revenues are designated for specific purposes.

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Budget Process and Other Considerations

Phase I (Executive).  The budget process begins in June of each year when State departments reporting to the Governor prepare both operating and capital budgets for the Fiscal Year beginning 13 months later.  In August, these budgets are submitted to the OSPB, a part of the Governor’s office, for review and analysis.  The OSPB advises the Governor on departmental budget requests and overall budgetary status.  Budget decisions are made by the Governor following consultation with affected departments and the OSPB.  Such decisions are reflected in the first budget submitted in November for each department to the Joint Budget Committee of the General Assembly (the “JBC”), as described below.  In January, the Governor makes additional budget recommendations to the JBC for the budget of all branches of the State government, except that the elected executive officials, the judicial branch and the legislative branch may also make recommendations to the JBC for their own budgets.

Phase II (Legislative).  The JBC, consisting of three members from each house of the General Assembly, develops the legislative budget proposal embodied in the Long Bill, which is introduced in and approved by the General Assembly.  Following receipt of testimony by State departments and agencies, the JBC marks up the Long Bill and directs the manner in which appropriated funds are to be spent.  The Long Bill includes: (i) General Fund appropriations, supported by general purpose revenue such as taxes; (ii) General Fund Exempt appropriations primarily funded by excess TABOR revenues retained under Referendum C; (iii) cash fund appropriations supported primarily by grants; transfers and departmental charges for services; (iv) re-appropriated appropriations funded by transfers and earnings appropriated elsewhere in the Long Bill; and (v) estimates of federal funds to be expended, most of which are not subject to legislative appropriation.  The Long Bill usually is reported to the General Assembly in March or April with a narrative text.  Under current practice, the Long Bill is reviewed and debated in party caucuses in each house. Amendments may be offered by each house, and the JBC generally is designated as a conference committee to reconcile differences.  The Long Bill always has been adopted prior to commencement of the Fiscal Year in July.  Specific bills creating new programs or amending tax policy are considered separately from the Long Bill in the legislative process.  The General Assembly takes action on these specific bills, some of which include additional appropriations separate from the Long Bill. The Long Bill for Fiscal Year 2013-14 was adopted by the General Assembly on April 12, 2013.

Phase III (Executive). The Governor may approve or veto the Long Bill or any specific bills.  In addition, the Governor may veto line items in the Long Bill or any other bill that contains an appropriation.  The Governor’s vetoes are subject to override by a two-thirds majority of each house of the General Assembly. The Long Bill for Fiscal Year 2013-14 was approved and signed by the Governor on April 29, 2013.

Phase IV (Legislative).  During the Fiscal Year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplemental appropriations.  Any supplemental appropriations are considered amendments to the Long Bill and are subject to the line item veto of the Governor.

Revenues and Unappropriated Amounts.  For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (as previously defined, the “Unappropriated Reserve”), which may be used for possible deficiencies in General Fund revenues. Unrestricted  General  Fund  revenues  that  exceed  the  required  Unappropriated Reserve,  based  upon revenue estimates, are then available for appropriation.  In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve.  The Unappropriated Reserve for Fiscal Years 2008-09 and 2009-10 was reduced from previously designated 4.0% to 2.0% of the amount appropriated for

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expenditure from the General Fund in each such Fiscal Year.  The Unappropriated Reserve for Fiscal Years 2010-11 and 2011-12 increased to 2.3% and 4.0%, respectively, of the amount appropriated for expenditure from the General Fund in such Fiscal Years.  The Unappropriated Reserve for Fiscal Years 2012-13 and 2013-14 is 5.0% of the amount appropriated for expenditure from the General Fund in such Fiscal Years. However, if annual growth in Statewide personal income exceeds 5.0%, the Unappropriated Reserve is required to be increased by 0.5% each year thereafter until it reaches 6.5%.  The OSPB June 2013 Revenue Forecast projects that this increase will not be required through Fiscal Year 2014-15.

Expenditures; The Balanced Budget and Statutory Spending Limitation.  The State Constitution requires that expenditures for any Fiscal Year not exceed available resources for such Fiscal Year.  Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1, C.R.S.  For the Fiscal Years discussed in this Official Statement to and including Fiscal Year 2008-09, total General Fund appropriations were limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5, C.R.S., plus (ii) the lesser of (a) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately  preceding a given Fiscal Year) or (b) an amount equal to 106% of General Fund appropriations for the previous Fiscal Year.  Per SB 09-228, for Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to the sum of the amount stated in (i) above plus an amount equal to 5% of Colorado personal income.

Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.

The limitation on the level of General Fund appropriations may be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and approved by the Governor.

See “Taxpayer’s Bill of Rights” above for a discussion of fiscal year spending and revenue limits imposed on the State by TABOR and changes to these limits as the result of the approval of Referendum C.

Fiscal Year Spending and Emergency Reserves.  Through TABOR, the State Constitution imposes restrictions on increases in fiscal year spending without voter approval and requires the State to maintain the TABOR Reserve.  See “Taxpayer’s Bill of Rights” under this caption for a discussion of the effects of the State Constitution on the State’s financial operations.

Investment and Deposit of State Funds

The State Treasurer is empowered by Articles 36 and 75 of Title 24, C.R.S., as well as other State statutes, to invest State funds in certain public and non-public fixed income securities.  In making such investments, the State Treasurer is to use prudence and care to preserve the principal and to secure the maximum rate of interest consistent with safety and liquidity.  The State Treasurer is also required to formulate investment policies regarding the liquidity, maturity and diversification appropriate to each

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Fund or pool of funds in the State Treasurer’s custody available for investment.  In accordance with this directive, the State Treasurer has developed standards for each portfolio to establish the asset allocation, the level of liquidity, the credit risk profile, the average maturity/duration and performance monitoring measures appropriate to the public purpose and goals of each Fund.

The State Treasurer is also authorized to deposit State funds in national or state chartered banks and savings and loan associations having a principal office in the State and designated as an eligible public  depository  by  the  State  Banking  Board  or  the  State  Commissioner  of  Financial  Services, respectively.  To the extent that the deposits exceed applicable federal insurance limits, they are required to be collateralized with eligible collateral (as defined by statute) having a market value at all times equal to at least 100% of the amount of the deposit that exceeds federal insurance (102% for banks).

General Fund Budget Overview

FY 2013-14.  The forecast for the amount of money available to be spent in the General Fund during FY 2013-14 was reduced by $2.7 million over expectations in December, primarily because of lower expectations for individual income taxes.  In addition, the supplemental budget package increased spending out of the General Fund and the amount required to be retained in the reserve by $236.6 million.  These changes, combined with changes in expectations for other General Fund expenditures, reduced the General Fund surplus from the $512.0 million estimated in December to $257.5 million.  Of this amount, $30 million will be transferred to the Colorado Water Conservation Board Construction Fund and $170.6 million will be transferred to the State Education Fund, leaving $56.9 million in the General Fund.

Any legislation that either saves money in the General Fund, spends money out of the General Fund, or alters General Fund revenue will change the amount transferred to the State Education Fund by 75 cents on the dollar.  If the cumulative fiscal impact of this legislation exceeds $227.4 million, the $30 million transfer to the Colorado Water Conservation Board Construction Fund will also be reduced.

State Education Fund.  The State Constitution requires the State Education Fund to receive one-third of one percent of taxable income.  In addition, the General Assembly has authorized the transfer of additional moneys from the General Fund to the State Education Fund.  Money in the State Education Fund is required to be used to fund kindergarten through twelfth grade public education.  However, additional revenue in the State Education Fund does not diminish the flexibility of the entire General Fund budget.

Senate Bill 09-228 transfers.  Senate Bill 09-228 requires a five-year block of transfers to capital construction and transportation as soon as Colorado personal income increases by at least 5 percent during or after calendar year 2012.  Colorado personal income is expected to increase by 5.6 percent in 2014, triggering the first year of these transfers in FY 2015-16.  An estimated $50.6 million, or 0.5 percent of General Fund revenue, is expected to be transferred to the Capital Construction Fund.  The Highway Users Tax Fund will receive an estimated $202.4 million, or 2.0 percent of General Fund revenue.

These transfers will occur for five years unless the TABOR surplus reaches a certain level. If, during any particular year, the state incurs a TABOR surplus between 1 percent ($101.2 million in FY 2015-16) and 3 percent ($303.6 million in FY 2015-16) of General Fund revenue, these transfers will be cut in half.  If the TABOR surplus is greater than 3 percent of General Fund revenue, these transfers will be eliminated.  Transfers to the Highway Users Tax Fund remain at 2.0 percent of General Fund revenue for the full five years.  Transfers to the Capital Construction Fund are equal to 0.5 percent

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of General Fund revenue for the first two years and 1.0 percent of General Fund revenue for the last three years of the five-year period.

General Fund reserve. Pursuant to Senate Bill 13-237, a General Fund reserve equal to at least five percent of General Fund operating appropriations is required beginning in FY 2012-13. In addition, three annual increases in the required reserve are triggered once Colorado personal income grows by at least 5.0 percent during a calendar year.  To maintain consistency with the timing originally prescribed for these increases by Senate Bill 09-228, Senate Bill 13-237 included a three-year lag between this growth in personal income and the first year during which the reserve is required to increase.  Colorado personal income is expected to increase by 5.6 percent in 2014; therefore, the reserve is expected to rise to 5.5 percent in FY 2017-18, 6.0 percent in FY 2018-19, and 6.5 percent in FY 2019-20.

Tax benefits dependent on sufficient General Fund revenue.  Several tax benefits are only available when the Legislative Council Staff forecast indicates that General Fund revenue will be sufficient to allow General Fund appropriations to increase by at least 6 percent.  Based on the current forecast, revenue will be sufficient for 6 percent appropriations growth through at least the end of the forecast period in FY 2015-16.

TABOR Outlook

The Referendum C cap will equal $11.8 billion in FY 2013-14 and $12.4 billion in FY 2014-15.  Revenue subject to TABOR is expected to be $308.4 million, $146.4 million, and $179.3 million below the cap in FYs 2013-14, 2014-15, and 2015-16, respectively.

Revenue will not be sufficient to produce a TABOR refund of money in excess of the Referendum C cap through at least FY 2015-16, the end of the forecast period.  However, it is important to note that the amount by which revenue subject to TABOR is below the Referendum C cap is within normal forecasting error.  Thus, should the economy and revenue improve faster than currently expected, a surplus could occur as early as this year.

Although revenue subject to TABOR is not expected to exceed the Referendum C cap during the forecast period, a potential exists for a TABOR refund in FY 2015-16.  According to a legal analysis of the Office of Legislative Legal Services regarding TABOR election provisions, if the FY 2014-15 revenue from the excise and special sales taxes on adult-use marijuana or fiscal year spending exceed the Proposition AA Blue Book estimates for the same, the combined excess must be refunded to the taxpayers in FY 2015-16. However, the amount of the refund required is capped at the total amount of the taxes actually collected for the fiscal year, and no refund is required if the state receives voter approval to keep the revenue.

State fiscal year spending is expected to exceed the Proposition AA Blue Book estimate for FY 2014-15 by $133 million.  Meanwhile, revenue from the excise tax and special sales tax on adult-use marijuana is expected to total $54.7 million in FY 2014-15, an amount lower than the Blue Book estimate of $67 million.  Based on these expected amounts, a refund of $54.7 million may be required during FY 2015-16.  Although three mechanisms exist to refund money collected in excess of the Referendum C cap, there is no refund mechanism that applies to this situation. It should also be noted that a significant amount of uncertainty is inherent in the forecast for marijuana tax revenue.

Taxpayers Bill of Rights (TABOR) Constitutional Revenue Limit.  Article X, Section 20 of the Colorado Constitution (TABOR) limits the amount of state revenue the state may retain and either spend or save. The limit is equal to the previous year’s limit or revenue, whichever is lower, adjusted for inflation

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and population growth, plus any revenue changes approved by voters. Referendum C, approved by voters in 2005, is a voter approved revenue change that raises the limit.

Referendum C allowed the state to spend all revenue collected above the limit during a five-year timeout period between FY 2005-06 through FY 2009-10.  Beginning in FY 2010-11, Referendum C allows the state to retain revenue collected above the TABOR limit base up to a capped amount.  The cap was set equal to the highest total for state revenue for a fiscal year during the five-year timeout period, grown each year thereafter by inflation plus population growth.  Because revenue collections peaked in FY 2007-08, that year became the starting base for the cap.  While the cap is adjusted annually for inflation, population growth, and changes in enterprise status exactly as the TABOR limit is adjusted, it is always grown from the prior years’ cap, regardless of the level of revenue collected.

Revenue retained by Referendum C.  The state has retained a total of $7.7 billion since the passage of Referendum C during FYs 2005-06 through 2012-13.  The state is expected to retain $2.0 billion in FY 2013-14, $2.2 billion in FY 2014-15, and $2.3 billion in FY 2015-16.  State law requires this revenue to be spent on public kindergarten through twelfth grade education, higher education, health care, local fire and police pensions, and transportation projects.

TABOR Refund Mechanisms.  TABOR requires that any revenue collected above the Referendum C cap be refunded to taxpayers. There are three TABOR refund mechanisms in current law.  The size of the TABOR refund determines which refund mechanisms are available each year.

Six-tier sales tax refund.  This refund mechanism allows individuals to receive a refund of a portion of the sales taxes they pay to the state. Although this is a refund of sales taxes, taxpayers claim this refund as a rebate against their state income tax liability on their Colorado income tax form.  As long as the amount of money available to be returned to taxpayers through the sales tax refund is large enough to support at least $15 to each Colorado taxpayer, the Department of Revenue is charged with dividing up the state’s taxpayers into six tiers by modified federal adjusted gross income.  Each tier contains an equal number of taxpayers.  Then, the amount of money available to refund is distributed proportionally to each tier based on the amount of income in the tier.  The refund amount for each taxpayer is determined by dividing the refund amount for each tier by the number of taxpayers in the tier.  When the amount to be refunded would support less than a $15 refund for each taxpayer, then the amount to be refunded is divided by the number of taxpayers and each Colorado taxpayer receives the same amount of sales tax refund.

The six-tier sales tax refund may be the first and only refund mechanism in a given year when there is not a sufficient TABOR refund to trigger the other mechanisms. This refund mechanism is used to refund any TABOR surplus that is not refunded through the other two refund mechanisms.  In FY 2014-15, the sales tax refund would be used to refund a surplus of up to $97.7 million and any remaining surplus that is not refunded through the other two TABOR refund mechanisms if the surplus exceeds $97.7 million.

Earned income tax credit (EITC) refund mechanism.  EITC is prioritized first among the three refund mechanisms, as long as the TABOR surplus is large enough to trigger it.  The EITC would reduce individual income tax revenue by $85.8 million in tax year 2015.  The trigger for the EITC is currently $97.7 million in FY 2014-15.  This amount increases each year by the growth in Colorado personal income.

The Colorado EITC is based on the federal EITC, which provides a tax credit to individuals who work but do not earn high incomes.  Qualifying Colorado taxpayers may receive up to 10 percent of

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the federal credit amount in TABOR surplus years. Colorado taxpayers who claim the federal credit may claim the state credit.

Senate Bill 13-001 replaces the EITC TABOR refund mechanism with a permanent EITC the first year after it is used as a TABOR refund mechanism.  A permanent EITC will be available each year.  Instead of being used to refund the TABOR surplus, it will reduce the amount of revenue collected subject to TABOR.  During years when the state has surplus revenue above the TABOR limit, this would serve to reduce the size of the TABOR refund.  During years in which revenue is below the TABOR limit, this would reduce revenue available for the General Fund budget.

Temporary income tax rate reduction. Starting in FY 2010-11, if the TABOR refund is large enough to trigger the temporary income tax  rate reduction, the state income tax rate will be temporarily reduced from 4.63 percent to 4.50 percent.  The rate reduction will occur in the tax year following the fiscal year in which there is a surplus. For example, if there is a surplus in FY 2014-15, the income tax rate would be temporarily reduced for tax year 2015.

The temporary income tax rate reduction is triggered when the state experiences a surplus equal to at least the EITC refund mechanism trigger plus the projected amount of the income tax rate reduction.

General Fund Revenue

An improving economy will continue to aid General Fund revenue through the forecast period.  In FY 2012-13, General Fund revenue totaled $8.6 billion, a 10.6 percent increase from the previous fiscal year.  Improving economic conditions contributed to the strong growth, but the fund also benefited from several federal tax rate increases that became effective in tax year 2013.  Many Coloradans cashed out capital gains in tax year 2012 in anticipation of these federal tax changes.  General Fund revenue will continue to grow through the forecast period, but at a slower pace because of the one-time income gains in FY 2012-13.  General Fund revenue will grow to just over $9 billion in FY 2013-14, a 5.3 percent increase.  In FY 2014-15, general fund collections will increase 7.0 percent from the previous year.

In FY 2014-15, growth will come from all major revenue categories.  Sales taxes will increase 6.3 percent as consumer confidence continues to improve.  Employment gains, a rising stock market, and expected increases in wages and salaries will support higher collections from individual income taxes, and revenue from corporate income taxes will remain strong.

Compared with the December forecast, General Fund revenue was relatively unchanged for FY 2013-14. General Fund revenue was revised upward by $82 million in FY 2014-15 and $71 million in FY 2015-16. The revisions are from a continual improvement in expectations for the economy

Sales tax. Despite a decline in national retail sales, state sales tax collections remain strong and will continue to improve through the forecast period.  The state’s improving economy has made consumers more confident that they can afford large purchases such as automobiles, furniture, and building supplies.  After growing 5.7 percent in FY 2012-13, sales tax collections will grow 5.8 percent in FY 2013-14, 6.3 percent in FY 2014-15, and 6.0 percent in FY 2015-16.

Prior to this forecast, the 10 percent special sales tax on marijuana was assumed to be diverted, rather than deposited, into the General Fund.  However, this forecast assumes for the first time that this revenue will be deposited into the General Fund before being distributed 15 percent to local governments and 85 percent to the Marijuana Cash    Fund.  Because the money is subsequently transferred out of the General Fund, this accounting change will not affect the net General Fund budget situation.

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Excluding the new revenue from retail marijuana, expectations for sales tax revenue are relatively unchanged compared to the December forecast.  In FY 2013-14, sales tax revenue was increased $28.1 million. However, $18.7 million of the increase came from six months of collections from the 10 percent special sales tax on retail marijuana. The forecast was increased $58.2 million in FY 2014-15, which includes the full year fiscal impact of the new marijuana tax.

Use tax.  After increasing 21.0 percent in FY 2012-13, use tax collections will decline 4.1 percent to $232.8 million in FY 2013-14. Use tax collections are expected to increase 7.5 percent in FY 2014-15 to $250.3 million as the economy improves and businesses make more investments.  Year-to-date use December forecast, which was increased by $0.2 million in FY 2013-14 and decreased by $4.9 million in FY 2014-15.

Individual income taxes.  Total receipts from the state’s largest source of tax revenue totaled $5.6 billion in FY 2012-13, 11.7 percent higher than the previous year.  Revenue gains were especially aided by federal tax changes that increased taxable income and caused many taxpayers to shift income from tax year 2013 to tax year 2012. Businesses paid dividends and bonuses earlier, and many taxpayers cashed out capital gains in advance of the capital gains tax increase on January 1, 2013.

Individual income taxes will continue to grow in FY 2013-14, but at a slower pace as one-time income gains in FY 2012-13 will not reoccur. Growth will be supported by slowly improving labor market conditions, a rising stock market, and the continual recovery in the real estate market.  Individual income tax revenue will increase 3.7 percent in FY 2013-14 and 6.4 percent in FY 2014-15.

Compared with the December forecast, individual income tax revenue was reduced by $33.2 million for FY 2013-14. The revision is primarily related to slower growth from estimated payments than previously anticipated.  Tax collections from earnings in self-employment, interest, dividends, and rents are still expected to grow in FY 2013-14, but at a slower pace.

Corporate profits are expected to continue to grow in 2014 and 2015, although at a slightly faster pace than previously expected. With the labor market is still exhibiting slack conditions, corporations are not facing imminent pressure to raise wages and salaries rapidly, allowing profit margins to rise with productivity gains.

Colorado corporate income tax collections totaled $636.3 million in FY 2012-13. In the next two fiscal years, corporate income tax revenue is expected to rise another 18.1 percent and 14.2 percent, respectively. Revenue growth will be somewhat dampened in FY 2013-14  by pent-up demand for two corporate income tax incentives that were capped during tax year 2011, 2012, and 2013: the enterprise zone investment tax credit and the cap on net operating losses. Corporations were allowed to carry forward whatever portion of these incentives they were unable to claim and begin claiming them in tax year 2014, subject to available tax liability.

Cash Funds

The largest sources of revenue to cash funds subject to TABOR revenue are fuel taxes and other transportation-related revenue, the hospital provider fee, severance taxes, and gaming taxes

Cash fund revenue subject to TABOR is expected to increase slightly from $2.55 billion in FY 2012-13 to $2.56 billion in FY 2013-14. Increases in transportation related cash funds, severance tax collections, regulatory agencies cash funds, other cash funds, and capital construction-related funds were mostly offset by projected decreases in hospital provider fee revenue, gaming revenue, and insurance-related cash funds.  Revenue collected via the state’s 2.9 percent sales tax on medical and retail marijuana is

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projected to add another $17.3 million to cash fund revenue subject to TABOR in FY 2013-14.  Total cash fund revenue subject to TABOR will increase 3.0 percent to $2.64 billion in FY 2014-15, as severance tax revenue is projected to  continue to climb with increased oil and gas activity.

Revenue to transportation-related cash funds continues to grow relative to last year in two key areas: fuel tax revenue and local grants to the State Highway Fund.  Total transportation revenue is forecast at $1,124.1 million for FY 2013-14, a 2.3 percent increase over FY 2012-13.  This total is essentially unchanged from the December forecast. Growth is expected to slow during the next two years as fuel tax revenue collections decline slightly.

Total revenue to the Highway Users Tax Fund (HUTF) is expected to reach $957.9 million in FY 2013-14, an increase of 2.3 percent over the previous year.  Revenue is projected at $956.5 million in FY 2014-15 and $966.5 million in FY 2015-16.  Growth in HUTF revenue during the current fiscal year is driven by the excise tax on motor fuels and special fuels, which represents the largest share of HUTF revenue collections.  Fuel tax collections between July 2013 and January 2014 grew $10.9 million, or 3.3 percent, relative to a similar period in the previous fiscal year.  This increase is likely due to an increase in fuel purchases attributable to a strengthening economy and lower gas prices.

Registration fees, comprised of motor vehicle registration fees, the road safety surcharge, and late registration fees, are forecast at $334.2 million in FY 2013-14, an increase of 2.1 percent.  The state’s expanding population is expected to drive increased revenue from vehicle registrations over the duration of the forecast period.

A relatively small portion of the State Highway Fund (SHF) balance comes from revenue subject to TABOR.  The largest sources of TABOR revenue to the SHF  are local government grants and interest earnings on the fund balance, both of which are difficult to forecast.  Over the first seven months of the current fiscal year, local government grants to the SHF increased $10.3 million, or 146.2 percent.  Because of the volatile history of local government grants to the SHF, this forecast assumes that grant revenue will not continue to grow at this high rate. Driven by strong growth in the first half of the fiscal year, SHF revenue subject to TABOR is estimated to increase 22.5 percent in FY 2013-14.  The forecast includes the assumption that 80 percent of the first statutory transfer required by Senate Bill 09-228 will be deposited in the SHF via the Highway Users Tax Fund on April 15, 2016, increasing the amount of interest earnings to the SHF in the final months of FY 2015-16.

The Colorado Department of Transportation (CDOT) reports that emergency related federal   assistance to the SHF will approach $100 million in FY 2013-14.  Federal transportation assistance to the state has increased because of infrastructural damage suffered as a result of the fall floods.  This revenue is exempt from TABOR and is not included in the forecast.

Other transportation revenue is expected to decline 4.6 percent to $115.6 million in FY 2013-14, the result of the Aviation Fund receiving a large one-time transfer of sales tax revenue in FY 2012-13.  Otherwise, revenue in this category is growing at a modest pace.  For the remainder the forecast period, other transportation revenue is expected to increase 2.5 percent in FY 2014-15 and 2.7 percent in 2015-16.

The Bridge Safety Surcharge has reached full implementation.  Revenues generated under the fee are expected to reach $96.1 million in FY 2013-14, $97.8 million in FY 2014-15, and $98.3 million in FY 2015-16.  Revenue from the fee is exempt from TABOR.

The Hospital Provider Fee (HPF) is expected to generate $563.0 million in FY 2013-14, down from $652.6 million in the previous fiscal year.  This represents a 6.5 percent decline from the December

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forecast. The downward trend in fee collections is projected to continue with revenues falling to $545.3 million in FY 2014-15 and $527.3 million in FY 2015-16.  Projected HPF revenues continue to decline as a result of Senate Bill 13-200, which allows the state to collect additional federal Medicaid funds following the implementation of the Patient Protection and Affordable Care Act. Under the new law, HPF revenues will decline as a portion of Colorado’s healthcare burden temporarily shifts from the state government to the federal government.

Total severance tax revenue, including interest earnings, is projected to be $208.4 million in FY 2013-14, an upward revision of 14.3 percent from the December forecast.  The revision is primarily due to higher than anticipated collections to date, and higher natural gas prices in December 2013.  Relative to the December forecast, projected coal receipts for FY 13-14 declined minimally, while projected molybdenum and metallic mineral receipts were also slightly down.  In FY 2014-15, total severance tax collections are projected to be $269.1 million, representing a 7.8 percent increase from the December forecast.  The increase is the result of increased natural gas price expectations for 2014. Collections are projected to be $275.4 million in FY 2015-16.

The price of natural gas is the largest determinant of state severance tax collections. Prices rose gradually through the fall, then spiked in the first week of December, reaching $7.00 per Mcf (thousand cubic feet). Throughout the winter, regional prices have continued to be extremely volatile, with several spikes in daily prices of over $7.00 per Mcf.  As of the first week in March, prices at regional hubs were holding at around $5.00 per Mcf. While this price volatility has significantly increased the projected average price for the first quarter of 2014, this increase in unlikely to be sustained through the remainder of 2014. For FY 2013-14, oil and gas severance tax collections are expected to rise to $190.4 million.

While oil prices rose sharply in the late part of last summer, they declined moderately through the fall. A recent uptick had local prices at around $93 per barrel in February. Oil prices are expected to continue rising through the first quarter of 2014, and gradually increase over the remainder of the forecast period on an annual average basis.  Colorado oil drilling activity has remained strong, especially in Weld County, where monthly production averaged over 4.1 million barrels in 2013.  This average monthly production represents a 48 percent increase compared with the average monthly production in 2012.  This forecast assumes oil production in the Niobrara formation will continue to increase throughout the forecast period.

Coal production represents the second largest source of severance taxes in Colorado after oil and natural gas.  Relative to the December forecast, March's projected coal severance tax for FY 2013-14 was slightly decreased.  Colorado coal production decreased 16 percent in 2013 compared with 2012, and is down 15 percent in January relative to a year earlier.  Of Colorado's top nine producing mines, only three increased production in 2013, and four had production declines of between 10 and 20 percent for the year.  The Elk Creek mine in Gunnison County suspended operations until further notice.  The market is soft as electric utilities continue to transition from coal to natural gas.  In FY 2014-15 and FY 2015-16, collections are expected to total $7.0 million and $6.6 million, respectively, representing a moderate drop from the December forecast.

Severance tax from metallic minerals, including gold, represents a tiny fraction of total collections.  This component is expected to total $2.6 million in both FY 2013-14 and FY 2014-15, before increasing to $2.7 million in FY 2015-16.

Finally, projected interest earnings for FY 2013-14 have been revised upward from the December forecast to $8.2 million.  Over the remainder of the forecast   period, interest earnings are expected to rise to $10.0 million in FY 2014-15 and $10.8 million in FY 2015-16.

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Gaming tax revenue includes limited gaming taxes, fees, and interest earnings collected in the Limited Gaming Fund and the State Historical Fund.  Gaming tax revenues dropped quickly in September and October, due in part to flood damage on roads used to access casinos in Gilpin County.  However, gaming tax revenue collections rebounded in the final two months of 2013, with both November and December collections representing increases over the same months in 2012.  Despite recent improvements, total gaming tax revenue is projected to fall to $102.9 million in FY 2013-14, a decline of 1.2 percent from the previous fiscal year.  This represents a slight upward revision from the December forecast.  Gaming tax revenues will grow in FY 2014-15 and FY 2015-16 as casinos build capacity and consumers spend more money.

Revenue from extended limited gaming is distributed to community colleges and local governments in the five gaming communities: Gilpin and Teller counties, Black Hawk, Central City, and Cripple Creek.  Amendment 50 distributions will total $9.5 million in FY2013-14 and $9.6 million in FY 2014-15.  Community colleges will receive $6.6 million in gaming tax revenue in FY 2013-14 and are expected to receive a similar amount annually through the remainder of the forecast period.

Under legislation passed to implement Amendment 50, a set amount of gaming revenue adjusted from the amount collected in FY 2008-09 is considered “Pre-Amendment 50” revenue and is subject to TABOR.  Total Pre-Amendment 50 distributions are expected to decline to $93.4 million in FY 2013-14 before rebounding the following year. After administrative expenses are paid, half of the remaining revenue is distributed to the State Historical Fund and local governments in the five gaming communities.  The other half is set aside for appropriation at the discretion of the General Assembly, which established the current distribution in Senate Bill 13-133.  Under this legislation, $30.0 million will be set aside annually to fund various economic development programs, including the Travel and Tourism Promotion Fund, the Advanced Industries Acceleration Fund, and the Creative Industries Cash Fund.  Of this amount, $5.0 million is appropriated to the Local Government Limited Gaming Impact Fund, which provides financial assistance to local governments to offset documented gaming impacts and is used to combat gambling addiction.  The remaining portion of the state share is transferred to the General Fund at the end of each fiscal year.

Revenue collected from the state’s 2.9 percent sales and use tax on retail and medical marijuana is subject to TABOR and is expected to   generate $17.3 million in FY 2013-14, $22.5 million in FY 2014-15, and $22.1 million in FY 2015-16.  This revenue is diverted from the General Fund and deposited directly into the Marijuana Cash Fund.

All other cash fund revenue subject to TABOR is expected to increase 2.7 percent in FY 2013-14.  This category includes revenue to a large number of sources credited to various other cash funds, such as revenue from court fines and fees, regulatory licensure fees, and fees paid for services provided by the Secretary of State’s Office. For FY 2014-15, this total is expected to increase by 5.2 percent.

Federal mineral leasing (FML) revenue is the state's portion of the money the federal government collects from mineral production on federal lands.  Collections are mostly determined by the value of mineral production.  Since FML revenue is not deposited into the General Fund and is exempt from the TABOR amendment, the forecast is presented separately from other sources of state revenue.

For FY 2013-14, FML revenue is anticipated to total $153.2 million in FY 2013-14, representing a 7.2 percent increase from the December forecast.  The increase is the result of higher expectations for natural gas prices, offset to some degree by decreased coal production.  In the first quarter of 2014, national natural gas prices jumped 38 percent relative to the fourth quarter of 2013 on a quarter-over- quarter basis.  Colorado prices have increased even more.  At this point, this forecast assumes that this increase is mostly seasonal. In contrast, Colorado coal production continues to decline, and roughly 75 percent of this

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production occurs on federal lands.  Coal production was down 15 percent in 2013 compared with 2012, which will dampen future growth in FML revenue.

FML revenue is expected to increase to $174.2 million in FY 2014-15 and $182.5 million in FY 2015-16.  The increase during the later years of the forecast period assumes that the federal government will continue to distribute the full amount of  FML revenue to states as  was agreed to in the December congressional budget package.  These totals will be lower if this turns out not to be the case.

The Unemployment Insurance (UI) Trust Fund has not been subject to TABOR since FY 2009-10 Revenue to the Employment Support Fund, which receives a portion of the UI premium surcharge, is still subject to TABOR.  The UI Trust Fund closed FY 2012-13 with a fund balance of $546.8 million, a 6.6 percent increase from the previous fiscal year. The fund balance will continue to increase through the forecast period as unemployment declines and revenue increases. Revenues to the UI trust have been steadily increasing since the fund became solvent on June 30, 2012. House Bill 11-1288 states that once the UI Trust Fund is solvent a new premium rate table becomes effective the next calendar year.  The new premium rate table has been in effect for calendar year 2013 and has supported revenues to the fund.

Total revenue to the UI fund declined 55.3 percent in FY 2012-13.  If not for a $640 million bond issuance in FY 2011-12, revenue to the fund would have declined 9.6 percent.  In addition, the solvency surcharge was only levied through the first six months of FY 2012-13. Since the fund balance was greater than 0.5 percent of total wages on June 30, 2012, the solvency surcharge was eliminated for tax year 2013.  The solvency surcharge will not be levied through the remainder of the forecast period.

The amount of UI benefits paid to claimants is expected to fall 8.0 percent in FY 2013-14 and 7.4 percent in FY 2012-13.  UI claims are expected to fall throughout the forecast period as unemployment declines amidst a steadily improving labor market.

Federal borrowing and special revenue bonds.  Colorado’s UI fund began struggling in the 2001 recession.  In 2004, the solvency surcharge was first imposed.  The 2008 economic recession put more pressure on the fund as high unemployment increased demand for UI benefits, while revenue to the fund was declining.  In January 2010 the fund was insolvent.  By law, when the balance of the UI Trust Fund falls below zero, the federal government requires that another revenue source be found. Colorado began borrowing from the Federal Unemployment Account to fund benefit payments in January 2010.  After a year of loans offered interest free, the state made its first interest payments on loans outstanding in September 2011.  A separate assessment was required to pay for interest on federal loans used to fund the UI program.  During the summer of 2011, businesses were charged a special interest assessment to pay for the interest payment.

In order to restore the UI fund balance to a desired level of solvency and repay outstanding federal loans, the Colorado Housing and Finance Authority issued $640 million in bonds on behalf of the Colorado Unemployment Insurance Trust Fund in 2012.  The proceeds were used to pay back all outstanding federal loans with the remaining balance deposited into the UI trust fund.  On June 28, 2012 the UI fund had paid all remaining federal debt. The terms of finance are five years at 1.4 percent total annual interest.  There will be two interest payment assessments per year; the first payment of $4.2 million was paid on November 15, 2012, and the second payment of $4.5 million was paid on May 15, 2013. There will be five principal repayments of approximately $125 million each due May 15 every year through 2017.  The principal will be repaid through a bond principal surcharge assessed against employers and incorporated into their base UI premium rate beginning in 2013.

Tax revenue from marijuana sales is expected to total $40.0 million in FY 2013-14 and $77.2 million in FY 2014-15.  These totals include revenue from the 2.9 percent sales tax on medical and adult-

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use marijuana that is subject to TABOR and was discussed above. The 10 percent sales tax and 15 percent excise tax on the sale of marijuana was approved by voters and is thus exempt from TABOR.  This revenue is expected to total $22.7 million in FY 2013-14 and $54.7 million in FY 2014-15.

To date, only data on January tax collections are available, and collections in that month may not be representative of sales patterns for the entire fiscal year.  Because historical sales data do not exist to forecast marijuana tax revenues, the accuracy of the forecast depends on the accuracy of the assumptions which underlie it.  January tax collections may be inflated because of pent-up demand for adult-use marijuana, inflated prices, and the novelty of purchasing legalized marijuana.  Conversely, January tax collections may be biased downwards because only a limited number of retail stores were open for the entire month, local jurisdictions had not yet licensed adult-use marijuana stores, and the supply of adult-use marijuana was limited because cultivation facilities could not start producing until January.

Pension and Post-Employment Benefits

General.  The State provides post-employment benefits to its employees based on their work tenure and earnings history through a defined benefit pension plan, a defined contribution plan and a limited healthcare plan.  Each plan is administered by the Public Employees’ Retirement Association (“PERA”), which is a statutorily created legal entity that is separate from the State.  PERA also administers plans for school districts, local governments and other entities, each category of which is considered a separate division of PERA and for which the State has no obligation to make contributions or fund benefits.  Most State employees participate in the Plan.  The State does not participate in the federal Old-Age, Survivors and Disability Insurance (Social Security) program.

The Plan is funded with payments made by the State and by each participating State employee, the amounts of which are determined and established by statute.  Although the State has made all statutorily required contributions (“SRC”) to the Plan, the actuarial accrued liability (“AAL”) of the Plan exceeds the actuarial value of the Plan assets, resulting in an unfunded actuarial accrued liability (“UAAL”) and a funded ratio of approximately 59%.

The State also currently offers other post-employment health and life insurance benefits to its employees.  The post-employment health insurance is provided under the PERA Health Care Trust Fund in which members from all divisions of PERA may participate.  It is a cost-sharing, multiple employer plan under which PERA subsidizes a portion of the monthly premium for health insurance coverage for certain State retirees and the remaining amount of the premium is funded by the benefit recipient through an automatic deduction from the monthly retirement benefit.  The Health Care Trust Fund is funded by a statutory allocation of moneys consisting of portions of, among other things, the employer statutorily required contributions, the amount paid by members and the amount of any reduction in the employer contribution rates to amortize any overfunding in each Division’s trust fund.  The Health Care Trust Fund had an unfunded actuarial accrued liability and a funded ratio of approximately 16%.

Current Litigation

Numerous court cases are pending in which the plaintiffs allege that the State has deprived persons of their constitutional rights, civil rights, inadequately compensated them for their property, engaged in regulatory misfeasance, or breached contracts.  In the aggregate, the monetary damages (actual, punitive, and attorney’s fees) claimed in the constitutional and civil rights cases would exceed the insurance coverage available by a material amount.  One such claim exceeds $128.0 million.  The property compensation and breach of contract suits are generally limited to the appraised value of the property or the contract amount.  In the breach of contract suits, the State often files counterclaims.  While it is

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reasonably possible that awards of judgment could occur, it is unlikely that those awards would have a material adverse effect on the State’s financial condition.

The State is the defendant in numerous lawsuits involving claims of inadequate, negligent, or unconstitutional treatment of prisoners, mental health patients, nursing home patients, or the developmentally disabled.  In some of these suits, plaintiffs are seeking or have obtained certification as a class for a class action suit.  Most of these cases seek actual damages that are not material but include requests for punitive damages that may be material.  There is also the potential that the courts may rule that the current conditions of confinement, Medicaid coverage, or residential services are unconstitutional, which could result in significant future construction, medical, or residential services costs that are not subject to reasonable estimation.

The State is the defendant in lawsuits by employees accusing the State of various infractions of law or contract.  These may include claims related to age and sex discrimination, sexual harassment, wrongful termination, contractual agreements for paying salaries based on parity and equity, and overtime compensation under the Federal Fair Labor Standards Act.  The State does not believe that any of these cases are material to its financial operations.

In the event of adverse loss experience, which is defined as a default rate in excess of 9 percent, College Assist could be liable for up to 25 percent, or $2.4 billion, of the $9.7 billion outstanding balance of loans in repayment status.  However, the probability of a material loss is remote, and the State’s liability is capped at the net position of the College Assist program of $63.6 million.

At June 30, 2013, the Lottery Division of the Department of Revenue had outstanding annuity contracts of approximately $318.9 million in the names of lottery or lotto prizewinners.  The probability is remote that any of the sellers of these contracts will default, and thereby require the State to pay the annuity.

The Colorado Department of Revenue routinely has claims for refunds in various stages of administrative and legal review that could result in refunds up to $20.0 million individually.  In addition, there a large number of conservation easement tax credit denial cases pending at the Department.  Per legislation passed in 2011, the taxpayers involved must elect to proceed with administrative or district court resolution of their refund claims.  Including potential penalties and interest, claims at issue are estimated at $222.8 million.  A significant number of cases have been settled, or are in progress, with the remainder to be heard by June 30, 2016.  These amounts represent both unpaid income taxes and claims for income tax refunds.

Various notes and bonds have been issued by State school districts that may impact the State.  Colorado statutes provide that if a district indicates it will not make a required payment to bondholders by the date on which it is due, the State Treasurer shall forward to the paying agent the amount necessary to make the payment.  The State shall then withhold State property-tax-equalization payments to the defaulting school district for a period up to 12 months to cover the State’s loss.  Currently, notes or bonds valued at approximately $7.96 billion are outstanding.  Of this amount, $2.61 billion is covered by private insurance.

The State of Kansas will likely seek injunctive relief against Colorado in a potential suit against Colorado and Nebraska claiming violations of the Republican River Compact.  Although the State anticipates reaching a resolution with the State of Kansas prior to any suit being filed, the estimated potential damages range from $1.0 million to $5.0 million.  The State has recorded a liability for the minimum amount of the potential damages range.

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Many State agencies have grant and contract agreements with the federal government and other parties.  These agreements generally provide for audits of the transactions pertaining to the agreements, with the State being liable to those parties for any disallowed expenditure. Individually significant disallowances are disclosed in the following paragraph.

The Department of Health Care Policy and Financing may be responsible for repaying the Centers for Medicare and Medicaid Services (CMS) approximately $7.4 million in federal matching funds.  CMS alleges that the department began paying claims related to expanded eligibility for Child Health Plan prior to CMS approval.  Informal negotiation has been unsuccessful, and as a result, the State has formally appealed the disallowance, which has been heard by the U.S. Department of Health and Human Services.  Additionally, CMS disallowed $13.4 million in federal matching funds for administrative costs related to out stationing eligibility functions at Denver Health.  The State is contesting this disallowance.  The likelihood of an unfavorable outcome for both disallowances is uncertain. Five insurance companies have filed suit against the State of Colorado for recovery of claims amounts paid or to be paid relating to damage from the Lower North Fork wildfire.  The wildfire ignited during a high-wind event four days after a prescribed fire was conducted in the area by the Colorado State Forest Service to reduce wildfire danger. In response to the wildfire, the General Assembly passed House Bill 12-1283 and House Bill 12-1361 retroactively waiving the State’s sovereign immunity for negligence claims relating to prescribed fires.  The plaintiffs also bring claims for inverse condemnation and takings.  The State does not contest liability for negligence claims brought pursuant to new provisions of CGIA; however, the State is vigorously defending against claims of inverse condemnation or on takings theories. On April 23, 2013, the State filed a motion to dismiss all non-CGIA claims.  Estimates of potential liability range from $600,000 to more than $68 million.  A reserve of $600,000 has been established in the Risk Management Fund (a Special Purpose Fund within the General Fund) and identification of all claims is in process.

The TABOR Foundation, a not-for-profit entity that is not part  of  State  government,  has  filed  suit  against  the Colorado Bridge Enterprise alleging that the bridge safety surcharge is a tax, not a fee; therefore, requiring a vote of the people.  The foundation also alleges that $300 million in bonds issued were unconstitutional because more than ten percent of the enterprise’s revenue in 2010 was from State grants.  The plaintiff is seeking an order declaring the surcharge and bonds unconstitutional.  Approximately $200 million has been collected in surcharges, in addition to the $300 million bond issuance.  The Colorado Bridge Enterprise is vigorously defending claims and the State is unable to estimate the likelihood of an adverse outcome. On July 19, 2013, a final order was issued in favor of the Colorado Bridge Enterprise. The TABOR Foundation has appealed the ruling.

Colorado State University has received forty claims for damages related to a fire in July of 2011 in its Equine Reproduction Laboratory. The fire destroyed the building and property of approximately 175 clients stored at the facility.  The courts ruled that claims are not barred by the Colorado Governmental Immunity Act and the University is appealing the decision.  The likelihood of an unfavorable outcome is uncertain, with the potential loss ranging from $650,000 to $30.0 million.

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APPENDIX D

ADDITIONAL INFORMATION ABOUT THE COMMONWEALTH OF KENTUCKY AND KENTUCKY OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Funds does not undertake any obligation to update such information. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

General

The Commonwealth of Kentucky, nicknamed the Bluegrass State, was the first state west of the Alleghenies to be settled by pioneers.  Kentucky is bounded by the Ohio River to the north and the Mississippi River to the west, and is bordered by the States of Illinois, Indiana, Ohio, West Virginia, Tennessee, Missouri and the Commonwealth of Virginia.

The Kentucky economy, once dominated by coal, horses, bourbon and tobacco has become a diversified, modern, international economy - illustrated by the fact that Kentucky’s manufacturing employment concentration as a percentage of non-farm employment is now higher than the national average, and recessionary employment declines in these sectors were more muted in Kentucky than the national equivalent.  The Commonwealth’s parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding the tourism industry in the Commonwealth.

By most accounts, the losses endured by Kentucky from the national recession that ended in June 2009 were less severe than most states.  The loss of household wealth was muted in Kentucky since the Commonwealth did not experience a pronounced run-up in home values.  Additionally, Kentucky’s abundance of coal provided stable employment and wealth in the mining sector throughout the recession.  Finally, Kentucky has a broad mix of manufacturing employment rather than an overreliance in a single industry.  The automobile industry was one of the first sectors to rebound from the recession, and Kentucky is overrepresented in the automotive industries.

Like most states, Kentucky non-farm employment was particularly hard hit by the 2007 recession.  After peaking almost simultaneously with the start of the recession, the trough occurred in the third quarter of Fiscal Year 2010, nine quarters later.  The weakness in employment has been stubborn across nearly every sector of Kentucky employment, with mining being the primary exception.

For the first half of Fiscal Year 2014, as expected, Kentucky posted growth in most every measure of economic activity, such as state consumption or wages and salary income.  However, Kentucky is repeating the recovery path seen in the previous two recessions, whereby the economic and revenue rebound fail to keep pace with comparable national data.  A large part of the perceived underperformance

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in state measures comes from the fact that Kentucky experienced a more modest peak-to-trough drop when compared to states that were hit the hardest during the recession.  Post-recession growth rates tend to be more robust in states that suffered the most during the downturn.  In aggregate, Kentucky has surpassed nominal levels that prevailed prior to the recession and is now posed to produce economic and revenue growth over the next biennium.

Budgetary Process in the Commonwealth

The General Assembly is required by the Kentucky Constitution to adopt measures providing for the state’s revenues and appropriations for each fiscal year.  The Governor is required by law to submit a biennial State Budget (the “State Budget”) to the General Assembly during the legislative session held in each even numbered year.  State Budgets have generally been adopted by the General Assembly during those legislative sessions, which end in mid-April, to be effective upon the Governor’s signature for appropriations commencing for a two year period beginning the following July 1.

In the absence of a legislatively enacted budget, the Supreme Court has ruled that the Governor has no authority to spend money from the state treasury except where there is a statutory, constitutional or federal mandate and the Commonwealth may be prevented from expending funds for certain state governmental functions, including the ability to pay principal of and interest, when due, on obligations that are subject to appropriation.

Debt Structure

Kentucky’s indebtedness is classified as either appropriation supported debt or non-appropriation supported debt. Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service. General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded project constitute the only source of payment.

Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds

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of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service. Such appropriation- backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government). Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds. An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute. The Kentucky General Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment. Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Additional Information About the Kentucky Economy

Kentucky’s economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel, and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism.

 Kentucky has lagged the nation in key measures such as total employment, population, and personal income growth. State per capita income is 82% of the national average, ranking Kentucky 44th in the nation. Although Kentucky felt the impact of the recent recession, it did so later than most states in part because it was not hit by the housing downturn. Kentucky’s unemployment levels typically trend higher than the nation, but have recently improved, moving closer in line with the rest of the country. This is at least in part due to the state’s manufacturing sector, the growth of which has been spurred by state and local tax incentives to promote expansion of existing firms. Kentucky’s manufacturing employment is proportionally higher than the nation, accounting for 12.2% of employment versus the U.S. at 8.9%. The Commonwealth ranks 4th nationally in terms of light vehicle production and approximately 10% of all cars and trucks produced in the U.S. are made in Kentucky. Kentucky is also an energy-producing state and ranks third in the nation in terms of coal production. However, proposed carbon emission limitations could limit future production and pose a risk to the industry. Resident income indices have historically compared poorly to the nation, but personal income and wages and salaries have surpassed their pre-recession peaks. Kentucky’s low cost of doing business and highly affordable housing should continue to provide support for economic expansion.

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Kentucky’s biennial budget for fiscal 2013 and 2014 is structurally imbalanced. The Commonwealth has depleted reserve levels which have been at 3% or less of revenues since fiscal 2008.  Kentucky’s unfunded pension liabilities are above average in comparison to most states. The largest pension program for teachers (KTRS) had a funded ratio of just 55%, and the second largest program in terms of accrued liability, the employee retirement system (KERS), has been about 30% funded. Funded levels have steadily decreased as a result of the Commonwealth’s failure to make the full annual required contribution (ARC) to its pensions over the past several years. The state has enacted changes to its pension and Other Post Employment Benefit (OPEB) programs, but the unfunded ratio isn’t expected to be affected for several more years. In 2013 additional changes were adopted for KERS, but no changes were adopted for the larger system, KTRS. Kentucky’s OPEB liability is estimated at about $6 billion and is funded on a pay-go basis. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may continue to negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Kentucky personal income grew 4.0 percent year-on-year in the third quarter as the economy continues to rebound from sluggish growth.  This elevated growth is forecast to continue for the next two quarters.  In the fourth quarter, personal income of Kentuckians is forecast to again grow at a faster rate than the US rate overall, and to further pick up momentum through the first two quarters of FY15.

Third quarter FY14 General Fund receipts increased $44.0 million or 2.1 percent over the third quarter of FY13.  Corporate income and property tax collections saw robust growth, offsetting significant losses in coal severance and limited liability entity taxes (LLET).  Sales and use tax collections have increased in every quarter of FY14 and are up 3.1 percent year-to date.

The unofficial estimate for the FY14 General Fund is $9,552.9 million, just below the enacted revenue estimate.  Growth in General Fund receipts is expected to increase slightly to 3.0 percent in the final quarter of FY14 and improve again the first half of FY15.  Individual income tax and sales and use tax receipts are expected to experience increased growth in the first half of FY15.

Road Fund tax collections increased $29.2 million, or 8.2 percent, in the third quarter of FY14 compared to receipts in the same time frame last year.  Motor fuels, motor vehicle usage, and motor vehicle license taxes all provided significant growth.  Motor vehicle usage tax receipts have increased for 16 of the past 17 quarters.

Growth in Road Fund revenues is expected to be flat over the last quarter of FY14 and turn slightly negative in the first half of FY15.  The unofficial estimate for the FY14 Road Fund is $11.0 million less than the enacted estimate of $1,582.6 million.

National and state economic growth was positive despite an unusually cold and long winter.  Weather and other factors also contributed to higher gasoline prices, dampening consumer spending and investment.  These adverse circumstances are expected to mitigate as the year progresses.  The forecast in the housing market has been revised downward somewhat, but real consumption is expected to grow 2.5 percent.

Kentucky personal income rose 4.0 percent in the third quarter of FY14, continuing its positive trend.  Wage and salary growth measured just 1.7 percent as employment growth was positive but somewhat weak.  Kentucky personal income growth is forecast to be higher than the US for all three quarters of the forecast horizon.  Job growth is forecast to continue its positive trend with the service sector projected to create the greatest number of jobs.

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One significant area of concern has been the market for Kentucky coal.  Coal production, utilization and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations.  The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years.  Power plants are shifting their structure towards more natural gas-generated electricity production.  However, recent trends may indicate that Kentucky coal production could begin to recover from the recent low levels of production.

Revenue Receipts - Third Quarter, 2014 Fiscal Year

General Fund.  General Fund receipts in the third quarter of FY14 totaled $2,162.9 million, an increase of 2.1 percent over the previous year’s total.  Through the first three quarters of the fiscal year, General Fund receipts have increased 1.5 percent.  The $44.0 million increase in the third quarter was vital for keeping receipts on track to meet the official revenue forecast.  After growing 3.3 percent in the first quarter, collections declined 0.7 percent in the second quarter.

Individual income tax receipts increased 2.4 percent in the third quarter of FY14.  Receipts of $768.4 million were $18.3 million more than was collected in the third quarter of the previous fiscal year.  A solid increase in withholding collections helped offset declines in declaration payments and net payments with returns.

Total sales and use tax receipts for the quarter were $761.4 million, compared to $736.9 million in the third quarter of FY13.  The $24.6 million difference translates to an increase of 3.3 percent.  Year-to-date sales and use tax receipts have increased 3.1 percent.  The modest increase in sales tax receipts provides a most welcome sign given annual declines during three of the past five fiscal years.  Collections in this account have increased in each of the three quarters of this fiscal year.

Property tax collections increased 10.3 percent in the third quarter of FY14 but have declined 4.2 percent year-to-date.  Collections of $138.3 million compare to $125.4 million received in the third quarter of the prior fiscal year.  The majority of property tax collections are typically received in a four-month period, so even small timing issues can cause significant variations in quarterly totals.  The third quarter increase partially offsets declines in the first two quarters and was generally broad-based with only Public Service Commission taxes declining among the major categories.

Corporation income tax receipts grew 15.6 percent, or $8.2 million, during the third quarter of FY14.  Receipts totaled $61.2 million compared to $52.9 million received a year earlier.  Net payments with returns continued to boost receipts in this account, accounting for all of the quarterly increase.  Net returns have increased 63.0 percent year-to-date and offset an 11.9 percent decline in declaration payments.

LLET receipts have declined sharply in the past two quarters following a small increase in the first quarter of the fiscal year.  Some of the decline can be attributed to amnesty collections received during FY13.  Third quarter collections declined 27.1 percent and are down 17.5 percent through the first nine months of the fiscal year.  Third quarter collections were $36.5 million compared to $50.0 million last year.

Coal severance tax receipts continued their prolonged decline in the third quarter as receipts fell 16.0 percent.  Receipts of $44.8 million compare to $53.3 million collected in the third quarter of FY13.  Tax receipts in this account have now fallen for the last eight quarters as severed tons continue to drop and the price of coal remains weak.

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Cigarette taxes decreased in the third quarter as receipts of $51.8 million were 3.8 percent below that collected in the third quarter of FY13.  Year-to-date, cigarette tax receipts have fallen 3.7 percent due to a decrease in demand.

Lottery receipts with revenues of $53.5 million were identical to receipts from the third quarter of FY13.

The “Other” category represents the remaining accounts in the General Fund, and collections in this account increased 1.7 percent with receipts of $247.0 million.

Seventy-three percent of General Fund revenues were collected in the areas of the individual income and sales taxes.  The next largest source of revenue was the “other” account at 11 percent.  Components in this category include insurance premium, bank franchise, telecommunications, beer wholesale and inheritance taxes.  Property tax accounted for six percent.  Lottery receipts and corporation income accounted for three percent each fund.  Finally cigarette taxes, coal severance and LLET taxes accounted for two percent.

Road Fund.  Road Fund revenues rose 8.2 percent in the third quarter of FY14, the seventeenth consecutive quarterly increase.  Receipts totaled $386.1 million compared to the $356.9 million received in the third quarter of the last fiscal year.  Motor fuels continued to be the driving force for growth in Road Fund collections.

Motor fuels tax receipts increased 8.4 percent, or $16.3 million, during the third quarter of FY14.  Receipts were $210.7 million and compare to $194.4 million collected during the third quarter of FY13.  An increase in the motor fuels tax rate, coupled with a small increase in consumption, lead to the growth in collections.

Motor vehicle usage tax receipts increased 5.4 percent, or $5.5 million, during the third quarter.  Receipts were $108.8 million compared to $103.3 million collected during the same period last year.  Collections in this account have now increased for six consecutive quarters and 16 of the past 17 quarters.

Motor vehicle license tax receipts were up 16.7 percent during the third quarter of FY14.  Receipts of $33.5 million compare to $28.7 million received during the third quarter of FY13.

Motor vehicle operators’ license fees totaled $4.0 million, a 5.9 percent increase compared to the level observed a year ago.

Weight distance tax receipts of $19.0 million increased 2.9 percent compared to receipts collected during the third quarter of last year.  The weight distance tax has some significance as a leading indicator of economic activity, as it is a good proxy for goods in transit over Kentucky highways.

Income on investment receipts totaled $1.3 million compared to $0.9 in the third quarter of FY13.

The remainder of the accounts in the Road Fund combined for an increase of 19.9 percent.  Receipts for the “Other” category totaled $8.8 million during the third quarter, compared to $7.4 million in the third quarter of FY13.

Motor fuels taxes and the motor vehicle usage tax accounted for 87 percent of Road Fund revenues in the third quarter.  The next-largest sources of revenue were the motor vehicle license tax with nine percent followed by weight distance with five percent.  The “Other” category accounted for two percent, while

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motor vehicle operators’ license fees comprised one percent.  Income on investment accounted for a negligible amount of the total Road Fund receipts.

Kentucky Economy - Third Quarter, 2014 Fiscal Year

Kentucky personal income increased by 4.0 percent in the third quarter.  Kentucky personal income growth has largely returned to its pre-recession trendline.  Before the recession, Kentucky personal income was trending at 1.1 percent average growth per quarter.  In the period following the 2007 recession, Kentucky personal income growth ahs averaged 1.0 percent.  In the most recent quarter, adjacent-quarter growth was 2.3 percent, which is well above the average.

Wages and salaries income grew by 1.7 percent in the third quarter.  On an adjacent-quarter basis, wages and salaries increased 0.7 percent in the third quarter compared to the second quarter.  Wages and salaries make up 48.5 percent of total Kentucky personal income.  Wages and salary growth has been low and has dropped to negative territory twice since the recession ended.

Dividends, interest and rent income grew by 4.7 percent in the third quarter compared to the third quarter of FY13.  Dividends, interest and rent income is the third largest category of income and makes up 15.3 percent of all personal income.

Transfer income is the second largest component of personal income and makes up 23.4 percent of personal income.  Transfer income grew by 3.9 percent in the third quarter compared to the same quarter last year.  This is the second fastest growing component of Kentucky personal income.  Proprietary income, the smallest income category, grew by 3.0 percent in the third quarter compared to the last year.  Social insurance income, which makes up only 8.2 percent of Kentucky personal income, increased by 2.9 percent in the third quarter compared to the third quarter of FY13.  Supplemental income grew by 1.2 percent.

Kentucky non-farm employment has been weak for several years.  Non-farm employment grew by 0.6 percent in the third quarter compared to the third quarter of FY13.  That is a net increase of 11,500 jobs in the last year.  Business services employment was the sector with the highest growth during the third quarter, gaining 5.2 percent compared to the third quarter of FY13.

Employment decreased in four of the 11 supersectors in the third quarter.  Included among the declining supersectors was trade, transportation and utilities, which is the largest supersector in Kentucky and dropped 0.1 percent.  The biggest job losses in percentage terms occurred in mining, which declined by 1.8 percent and lost a nominal 300 net jobs in the third quarter compared to the third quarter of FY13.

Interim Outlook

General Fund.  The unofficial General Fund estimate is $9,552.9 million, and is $27.7 million below the official enacted revenue estimate.  This unofficial interim estimate is based on the most current revenue receipts and economic data.

After increasing 1.5 percent through the first three quarters of FY14, total General Fund revenues are forecasted to improve slightly, growing 3.0 percent in the final quarter of the fiscal year.  Revenue growth is projected to increase by 2.5 percent in the first half of FY15.  Revenue growth has been solid in FY14 with the exception of the second quarter when collections declined 0.7 percent.  One-time collections from the 2013 Tax Amnesty Program boosted FY13 receipts.  This elevated base made growth difficult to achieve in the second quarter of FY14.  Growth rates for the first three quarters of the fiscal year have been 3.3 percent, -0.7 percent, and 2.1 percent respectively.

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Individual income tax receipts are composed of four components: withholding, declarations, fiduciary and net returns.  The largest component of individual income tax receipts is withholding, which makes up approximately 98 percent of total individual income tax receipts.  Revenues from this account have grown 2.4 percent thus far in FY14.  The rate of growth is projected to slow to 2.0 percent in the final quarter before strengthening over the first two quarters of FY15.  Growth during that time frame is expected to be 3.5 percent.

Sales and use tax collections are poised to recover from their recent sluggish performance as the Kentucky and US economies strengthen.  Revenues have declined in three of the past five years.  Through the first three quarters of FY14, collections have increased 3.1 percent.  This trend is forecasted to continue for at least the next three quarters as revenues are expected to grow 2.5 percent in the final quarter of FY14 and through the first half of FY15.

Growth in property tax revenues is expected to be a robust 43.2 percent in the fourth quarter of the fiscal year.  However, that will not be enough to put collections in the black for the full year.  Revenue receipts thus far have declined 4.2 percent.  Since final quarter collections are only a small percentage of total property tax receipts, the fourth quarter increase will be relatively small in dollar terms.  Typically, receipts in this account are highly influenced by timing issues and that is the case for the final quarter.  The $10.5 million of the $15.5 million projected fourth quarter increase is the result of one-time events that occurred last year.  Therefore, only $5.0 million of the total receipts is economically driven.  Property tax collections are forecasted to improve slightly in FY15 as collections will possible grow 2.0 percent over the first two quarters.

Corporate income tax receipts are forecasted to continue their four-year rapid expansion before leveling off in FY 15.  Corporate tax receipts declined 38.4 percent in FY09 and 11.2 percent in FY10.  Receipts have skyrocketed in the last three years, growing 26.4 percent, 24.5 percent and 7.0 percent over the last three years, respectively.  Corporate tax receipts are expected to grow by 17.4 percent in FY14.  Increased corporate profitability has lead to the surge in tax revenue but the forecast calls for flat to declining profits which will have a direct impact on tax collections going forward.  In the first half of FY15, growth is expected to be 1.1 percent.

Coal severance tax collections are estimated to continue to fall over the forecast period but while receipts may be lower, the rate of decline will begin to taper some.  Receipts fell 22.7 percent in FY13 and through the first nine months of FY14 have declined 14.9 percent compared to FY13.  The rate of decrease is expected to be 8.8 percent in the final quarter of FY14 and 5.5 percent over the first two quarters of FY15.  The losses are due, in large part, to a decline in several tons which is driven by a sharp decline in demand from power plants.  Spot market prices have also stabilized, but are down from where they were two to three years ago when many of the contracts were set.

Cigarette smoking has declined both in Kentucky and nationally, as measured by the number of packs sold.  This underlying trend continues to influence cigarette receipts in Kentucky.  Cigarette receipts declined 3.7 percent in the first nine months of FY14 and are expected to continue to fall.  Receipts in the fourth quarter of FY14 are forecasted to drop 12.3 percent.  Receipts are expected to decline 2.3 percent for the first half of FY15.

LLET receipts have fallen sharply relative to FY13 but are expected to level off over the forecast horizon.  LLET collections have decline 17.5 percent through the first three quarters of FY14.  Tax collections in this account have fallen in large part due to the Tax Amnesty Program which inflated FY13 receipts.  Collections in the first half of FY15 are expected to return to a more reasonable rate, declining 1.2 percent.

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Lottery receipts are determined by the Lottery Corporation’s dividend schedule.  Lottery receipts are projected to end FY14 at $224.0 million, an increase of 1.9 percent.  Prospectus for FY15 appear strong with estimated collections growing 8.1 percent.

The “Other” category contains dozens of smaller accounts, which make up the remainder of the General Fund.  Insurance premiums, bank franchise and telecommunications taxes are the three largest accounts in the “Other” category.  The “Other” category of taxes is expected to rise a net 0.1 percent in the final quarter of FY14 and end the year with growth of 0.8 percent.  Receipts in the first half of FY15 are expected to increase 1.3 percent.

Road Fund.  Road Fund revenues are forecasted to be flat in the final quarter of FY14.  This will be the first non-positive quarter since the fourth quarter of FY10.  Growth in revenues may decline slightly in the first two quarters of FY15.  Growth rates for the fourth quarter of the current fiscal year and the first six months of FY14 are forecast to be 0.0 percent and -0.9 percent, respectively.  The FY14 full-year forecast is $11.0 million less than the official revenue forecast as approved by the CFG on December 19, 2013.

Motor fuels tax collections are forecasted to grow 0.2 percent over the final three months of FY14, due to an essentially unchanged motor fuels tax rate as well as flat consumption in taxable motor fuels.  Receipts in the first two quarters of FY15 may remain modest as fuels collections decline by 0.8 percent.

Motor vehicle usage tax collections are expected to decline in the fourth quarter, falling 1.5 percent.  The decline in this account is expected to continue over the first two quarters of FY15 as the impact of HB440 takes effect.  HB440 allows for a trade-in credit on new vehicle purchases and will reduce collections by an estimated $34.0 million in FY15.

To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor’s Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors.

Motor vehicle license tax is forecast to decrease 11.1 percent in the final quarter of FY14 and rise 3.6 percent in the first two quarters of FY15.  Motor vehicle operators’ license is projected to grow 4.7 percent in the remainder of the fiscal year and increase by 8.4 percent in the first six months of FY15.  Weight distance tax revenue is forecast to grow in both the final quarter of the fiscal year as well as in the first half of FY15.  Income on investment is expected to decline over the remainder of the fiscal year but increase in the first half of FY15.  All other revenues should combine for an increase of 12.5 percent during the last three months of FY14 and remain flat in the first two quarters of FY15.

Kentucky Economy.  Kentucky personal income grew 4.0 percent year-on-year in the third quarter as the economy continues to rebound from sluggish growth.  This elevated growth is forecast to continue for the next two quarters.  In the fourth quarter, personal income of Kentuckians is forecast to again grow at a faster rate than the US rate overall, and to further pick up momentum through the first two quarters of FY15.

The employment picture in Kentucky continues to brighten as the economy expands.  The overall unemployment rate has remained below eight percent for data reported through February, significantly down from its post-recession high of 10.7 percent in the third quarter of FY10.  Kentucky has added jobs in FY14 and further employment gains are projected to continue albeit at a rate slightly less than the US overall.  While coal production and employment continues to decline in Eastern Kentucky, the West Kentucky coal fields report gains in output and employment.  The service sector is expected to create the greatest number of jobs, and the St. Louis Federal Reserve reports that job growth in leisure, hospitality, professional, and business services have led the way in the Louisville zone thus far in FY14.  Manufacturing is forecast to see greater positive gains further out, and the government sector is projected to add jobs as well.

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A remarkably cold and long winter may have been somewhat of a drag on consumer activity in Kentucky in the third quarter; housing activity appears to have been weakened by the inclement weather.  Higher gasoline prices may also have been a damper on consumer spending as refineries finish seasonal maintenance and switch from winter to summer blends.

Given the relatively positive performance of the Kentucky economy in the third quarter, one can reasonably expect improved growth as temperatures warn and gasoline prices stabilize.  As wages and salaries grow at higher rates, consumption and investment activities in the Bluegrass will follow positively in to FY15.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

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APPENDIX E

ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY AND RHODE ISLAND OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Rhode Island and Providence Plantations (“Rhode Island” or the “State”). The sources of payment for Rhode Island municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to debt offerings by the State. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Rhode Island issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

Overview

Population Characteristics.  Rhode Island experienced a population increase of 1.1% between 1999 and 2013. The U.S. Census Bureau estimated that Rhode Island’s population increased by 0.1% in 2013 as compared to 2012.  The 2013 United States census estimate for Rhode Island was 1,051,511 or 1.9% less than the 1,071,504 counted in 2003.  In contrast, the total United States population is expected to experience a population increase of 8.9% between 2003 and 2013.

Personal Income and Poverty. Per capital personal income levels in Rhode Island had lagged that of the United States for the 1998 to 2000 period.  In 2001, Rhode Island per capita real personal income surpassed U.S. per capita real personal income and has remained above U.S. per capital real personal income since that time.  Rhode Island per capita personal income in 2013 was $43,850 versus U.S. per capita personal income of $41,547 (both are in terms of 2009 dollars).  In addition, Rhode Island has maintained a poverty rate below the national average.  Over the 1998-2012 period, Rhode Island’s average poverty rate was 11.6% versus the U.S. average poverty rate of 13.0%.

Employment.  According to the U.S. Department of Labor Bureau of Labor Statistics, total Rhode Island nonfarm employment fell at a rate of 4.5% in 2009, 0.3% in 2010 but increased by 0.2% in 2011 and 1.1 percent in 2012 and 1.2 percent in 2013.  The average annual growth rate for Rhode Island nonfarm employment for the 1999 to 2013 period was 0.2%.

Economic Base and Performance.  Rhode Island has a diversified economic base that includes traditional manufacturing, high technology, and service industries.  A substantial portion of products produced by these and other sectors is exported.  Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries, particularly Education and Health Services.

Human Resources.  The Rhode Island population is well educated with 31.4% of its residents over the age of 25 having received a Bachelor’s degree or a Graduate or Professional degree according to the U.S. Department of Commerce Census Bureau (American Community Survey). In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since the 1994-1995 academic year.  For 2009-2010 Rhode Island spent 40.4% more per pupil than the national average.

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Economy

During its November 2013 meeting, a forecast of the U.S. and Rhode Island economies was presented by Moody’s Analytics.  The Rhode Island Department of Labor and Training (DLT) also presented current employment and labor force trends in Rhode Island.  The conferees heard the testimony from an economist with Moody’s Analytics, and the Assistant Director for DLT’s Labor Market Information unit.

As reported at the November 2013 Revenue Estimating Conference through testimony provided by Moody’s Analytics, the state’s economy is being affected largely by the elevated level of political uncertainty surrounding Congressional actions with respect to the federal budget and the federal debt ceiling.  Moody’s Analytics testified that the “fiscal headwinds” that have been buffeting the national economy began to abate in the fourth quarter of 2013 and will continue to do so through the fourth quarter of 2014.  In the November 2013 quarterly forecast report on the U.S., Rhode Island and New England economies that Moody’s Analytics provides to the state, it was noted that “Rhode Island’s economy is growing at a slow pace that falls short of the rate of recoveries in New England and the nation.”  The State’s economic recovery is being slowed by not only fiscal and monetary policy uncertainty at the federal level but the paucity of quality new jobs and the “housing hangover” at the state level.

Based on testimony at the November 2013 Revenue Estimating Conference, Moody’s Analytics reported that on a national scale, businesses have never been more profitable and this profitability coupled with the fact that households have deleveraged significantly since the beginning of the Great Recession provide ample evidence that the foundation for sustainable U.S. economic growth is in place.  With regard to Rhode Island, Moody’s Analytics noted that credit quality has improved in the state and that construction payrolls appear to be understated based on data from the Bureau of Labor Statistics Quarterly Census of Employment and Wages.  The combination of these two factors and an improvement in Rhode Island’s personal income levels indicates that Rhode Island’s economy is in position to realize increased economic growth over the near term.

According to the November 2013 quarterly forecast report of the U.S., Rhode Island and New England economies produced by Moody’s Analytics, the Philadelphia Federal Reserve Bank’s state coincident index, which measures state economic activity on a comparable basis for all 50 states showed that Rhode Island’s economy bottomed out in 2009 at a level of 139.6,  In June of 2013 the index was 150.6, a gain of 7.9 percent since its November 2009 bottom, providing further evidence that Rhode Island’s economy is growing modestly.  These findings mirror three other indices that measure economic activity in the state: the Moody’s Analytics Adversity Index, the Rhode Island Current Conditions Index and the Bryant University Current Economic Indicator.

Of particular concern for Rhode Island’s economy is the competition from neighboring states.  As Rhode Island tries to attract new and develop existing industries, in particular biotechnology and information services, other states are doing the same.  Because of these factors and the continued slow recovery of Rhode Island’s economy, Rhode Island’s unemployment rate is expected not to fall below 6.0 percent until CY 2017.  Housing prices in the State were projected to bottom out at the end of CY 2013 and show modest increases over the CY 2014 and CY 2015 periods.  Personal income growth is anticipated to trail that of the U.S. for the entire forecast period.

While testimony from Moody’s Analytics gave a broad picture of Rhode Island’s economic conditions as of November 2013, the Rhode Island Department of Labor and Training (DLT) presented a detailed analysis of Rhode Island’s labor market.  DLT reported that the Rhode Island unemployment rate was 9.1 percent in August 2013, the latest data available at the time of the Revenue Estimating Conference.

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This is down from 10.4 percent in August 2012 but was the second straight month-over-month increase in Rhode Island’s unemployment rate.  For November 2013, Rhode Island’s unemployment rate was 9.0 percent, a decrease of one percentage point from November 2012’s unemployment rate and a decrease of 0.2 percentage points from October 2013’s unemployment rate.

According to the Bureau of Labor Statistics (BLS), Rhode Island’s seasonally adjusted unemployment rate for December 2013 was 9.3 percent.  The DLT’s January 2014 unemployment rate is 9.2, 0.7 percentage points below the December 2012 seasonally adjusted unemployment rate of 9.9 percent.

Rhode Island’s resident employment peaked at 548,900 in December 2006. Rhode Island resident employment in August 2013 totaled 502,200, or 46,700 off peak.  According to testimony provided by DLT at the November 2013 Revenue Estimating Conference, Rhode Island establishment employment increased over the period August 2012 to August 2013 resulting in 4,500 jobs gained.  The Rhode Island Department of Labor and Training reported the state’s resident employment for November 2013, totaling 501,400, or 47,500 below the December 2006 peak.  DLT’s data shows that resident employment had declined between August 2013 and November 2013.

DLT staff testified further that they expect to see revisions to the June 2013 job numbers reported by the Bureau of Labor Statistics (BLS).  During the November 2013 REC, using a methodology developed b the University of Massachusetts, DLT staff projected that total non-farm employment for June 2013 will be revised upward by 2,800 jobs to 469,500 from the official BLS published estimate of 466,700.  The revised total of Rhode Island establishment employment for June 2013, based upon the BLS annual benchmark revisions, is 5,700 jobs higher than the official published bLS estimate of 466,700 provided at the November 2013 REC.

Additionally, Rhode Island experienced an increase in establishment employment of 3,100 non-farm jobs between December 2012 and December 2013 based on the BLS annual benchmark revision.  This date is the most recently published information available on Rhode Island’s total non-farm establishment employment from DLT and was not available at the time of their testimony during the November 2013 REC.  It should be noted that Moody’s Analytics economic forecast incorporates upward revisions to BLS date for forecast numbers, but uses current BLS total employment numbers for historical figures.  As a result, it may be the case that the growth rates contained in the forecast below will be revised downward as historical figures are revised upward.

While there is no official measurement and dating of recessions at the state level, employment is usually used to gauge the cyclical status of the state economy.  In FY 2013, total non-farm employment increased by 0.5%.  In FY 2014, non-farm employment is expected to increase by 0.9%.  Total non-farm employment is projected to increase by 1.9% from 470,102 in FY 2014 to 479,254 in FY 2015.  Over the FY 2016 through FY 2019 period, Rhode Island’s economy is expected to add 10,159 jobs.  It should be noted that adopted growth rates indicate a positive trend from FY 2013 through FY 2016 before a slowing down in FY 2017 and FY 2018 at rates of growth of 1.5% and 0.5%, respectively.

The unemployment rate for FY 2014 is projected to decline sharply from 9.7% in FY 2013 to 8.8%.  As recovery takes hold, Rhode Island’s unemployment rate is expected to decline rapidly from 8.8% in FY 2014 to 5.5% by FY 2019.  Even at this lower rate, Rhode Island’s unemployment rate will be 0.6 percentage points higher than the State’s unemployment rate of 4.9% achieved when the economy peaked in FY 2007.

Personal income growth is expected to be 3.7% in FY 2014 up from the 3.1% growth in FY 2013.  The November 2013 Revenue Estimating Conference estimates for personal income growth suggest a positive upward trend from FY 2013 through FY 2016.  It should be noted that for FY 2014 through FY

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2019, the adopted estimates for personal income growth are below the adopted estimates from the May 2013 Revenue Estimating Conference for the same period.  The FY 2013 projected growth rate for personal income is up 1.0 percentage point from what was adopted at the May 2013 Revenue Estimating Conference of 2.1%.  For FY 2014 the adopted November 2013 Revenue Estimating Conference estimate is 0.4 percentage points below the 4.1 % growth rate that was adopted in May 2013.  Based on the November 2013 Revenue Estimating Conference, the personal income growth rate is expected to increase 6.3% in FY 2015 and remain at or above 3.7% throughout the remainder of the forecast period.

Similarly, the November 2013 REC estimates for FY 2014 dividend, interest and rents income growth indicate a slight decrease from FY 2013 growth of 5.8% with accelerated growth occurring in FY 2015 and moderated growth occurring in the FY 2016 through FY 2019 period.  November 2013 Revenue Estimating Conference adopted wage and salary income growth was higher in FY 2013 relative to the projected growth adopted in May 2013 by 1.3 percentage points.  For the FY 2014 to FY 2019 period, the November 2013 Revenue Estimating Conference growth rates were revised downward in every year except FY 2015 when compared to the forecast adopted in May 2013.  Wage and salary income growth is expected to see continued improvement in FY 2014 with projected growth of 4.2%, an increase of 1.1 percentage points from FY 2013.  The rate of growth accelerates in FY 2015 to 6.7% and increases again in FY 2016 to 7.0% before decelerating in FY 2017 and FY 2018 to 5.8% and 4.3%, respectively.  The downward trend in wages and salaries income growth continues into FY 2019 with a projected growth rate of 3.5%.

The U.S. rate of inflation as measured by the Consumer Price Index, for all urban consumers (CPI-U) is anticipated to decrease to 1.5% in FY 2014 from 1.7% in FY 2013.  The projected decrease in mainly due to the supply of oil and other commodities increasing and becoming more stable over this period.  The rate of growth in CPI-U is forecasted to increase in FY 2015 to 2.0% before rising to 2.3% in FY 2016 and 2.5% in FY 2017.  In FY 2018 through FY 2019, inflation is expected to decelerate and settle at 2.3%

From FY 2013 through FY 2015, the interest rate on three month Treasury bills is expected to remain stable at approximately 0.1%.  In FY 2016, the interest rate on three month Treasury bills is expected to rise to 1.0% and increase again by 1.8 percentage points to approximately 2.8% in FY 2017.  For FY 2018, the interest rate on three month Treasury bills climbs to 3.4% before stabilizing at 3.6% in FY 2019.  The interest rate on ten year Treasury notes is expected to increase from 1.8% in FY 2013 to 2.9% in FY 2014 and continue to rise to 3.7% and 4.7% in FY 2015 and FY 2016.  The interest rate on ten year Treasury notes is anticipated to increase again to 5.0% in FY 2017 and then decrease to 4.7% in FY 2018 and remain flat for FY 2019.

Budget Procedures

The State budget of revenues and appropriations is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration.  Preparation and submission of the budget is governed by both the State Constitution and the General Laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

According to Article IX Section 15 of the Rhode Island Constitution and Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the General Assembly on or before the third Thursday in January, unless extended by statute.  The budget contains a complete plan of estimated revenues and proposed expenditures, with a personnel supplement detailing the number and titles of positions of each agency and estimates of personnel costs for the current and next fiscal years.

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The budget as proposed by the Governor is considered by the General Assembly.  Under State law, the General Assembly may increase, decrease, alter or strike out any items in the budget, provided that such action may not cause an excess of appropriations for expenditures over expected revenue receipts.  No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations.  The Governor may veto legislative appropriations bills.  However, the Governor does not have line-item veto authority.  The General Assembly may override any veto by a 3/5 vote of the members present and voting of each of the houses of the General Assembly.  Supplemental appropriation measures shall be submitted by the Governor to the General Assembly on or before the third Thursday in January.  Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on State expenditures discussed below.

The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer.  Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year) and two prior fiscal years.  Receipt estimates for the current year and budget year are those adopted by the State Consensus Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor and/or enacted by the General Assembly.

The Consensus Revenue Estimating Conference was created in 1990 to provide the Governor and the Assembly with estimates of general revenues.  The principals of the Revenue Estimating Conference are the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three.  It must meet at least twice a year (specifically November and May) but can be called at any other time by any member.  The principals must reach consensus on revenues.  In 1991 the Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, was established to adopt welfare and medical assistance caseload estimates.

In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the General Laws: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system; (c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which shall be included in the budget submitted to the General Assembly.

A budget reserve and cash stabilization account was created by statute in 1990.  In 1992, the Rhode Island Constitution was amended specifying that the reserves created could only be called upon in an emergency involving the health, safety, or welfare of the State or in the event of an unanticipated deficit caused by a shortfall in general revenue receipts.  Such reserve account was capped at 3 percent of General Fund revenues.  The reserve account was funded by limiting annual appropriations to 98 percent of estimated revenues.  When the Budget Reserve Account has reached its maximum, the excess contribution flows to the Rhode Island Capital Plan Fund.  If funds are withdrawn, the Budget Reserve Account is replenished through the funding formula provided for in the Constitution, and the general law requires that the repayment be made to the Rhode Island Capital Plan Fund in the next fiscal year.  The balance of the Budget Reserve Account at the end of FY 2013 according to the audited financial statements was $172.0 million.

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In November, 2006, the voters of the State approved an amendment to the Rhode Island Constitution that has restricted, as of July 1, 2007, the use of excess funds in the Rhode Island Capital Plan Fund solely for capital projects.  Previously, the fund could be used for debt reduction, payment of debt service, and capital projects. Also, the constitutional amendment, beginning on July 1, 2012, increases the Budget Reserve Account by limiting annual appropriations to ninety-seven percent (97.0%) of estimated revenues and increasing the cap on the budget reserve account to five percent (5.0%) of estimated revenues.  During the 2007 Session of the General Assembly, a statutory schedule was enacted to provide for incremental decreases of 0.2 percent to gradually move spending from 98 percent of revenues to 97 percent of revenues.  Additionally, the Budget Reserve Account maximum balance would be gradually increased by 0.4 percent annually to gradually move from 3.0 percent to 5.0 percent of resources.

Additionally, during the 2007 Session of the General Assembly, a law was enacted which requires that revenues received in excess of the amount estimated in the enacted budget, net of reserve fund contributions, would be transferred to the State Retirement Fund upon completion of the post audit.  The Governor’s recommended FY 2014 Appropriations Act included a proposal to eliminate the requirement for this transfer for FY 2012 and future years, but this change was not approved by the General Assembly.

Financial Controls

Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits.  Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a “fiscal note”, which sets forth such effect.  Bills impacting upon State finances are forwarded to the State Budget Officer, who determines the agency, or agencies, affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note.  The Department of Revenue’s Office of Municipal Finance is responsible for the preparation of fiscal notes for bills affecting cities and towns.

The Department of Administration is required by law to produce a quarterly report to be made public that incorporates actual expenditures, encumbrances, and revenues compared with the projected revenues and appropriations.  The report also contains a projection of a year-end balance.

The State Controller is required by law to administer a comprehensive accounting system that will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury.  In addition to his or her other duties, the Controller is required to prepare monthly statements of receipts and quarterly statements of disbursements in comparison with estimates of revenue and allotments of appropriations.

The General Treasurer is responsible for the deposit of cash receipts, the payment of sums, as may be required from time to time and upon due authorization from the State Controller, and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission.  Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.

The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis.  The State treasury balance is determined daily.  In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission,

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invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees’ and Teachers’ Retirement Trust Fund and the Municipal Employees’ Retirement Trust Fund.  The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State’s investments.

The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Services of the General Assembly.  This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller in accordance with the requirements of the Governmental Accounting Standards Board with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls.  The Auditor General also performs an audit of the State’s compliance with federal program requirements pursuant to the Federal Single Audit Act.  The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

Municipalities

There are 39 cities and towns in Rhode Island that exercise the functions of local general government. There is no county governmental structure in the State of Rhode Island. Local executive power is generally placed in a mayor, or administrator/manager form of government and legislative power is vested in either a city or town council. The State Constitution provides municipalities with the right of self-government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter city or town, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Section 44-35-10 of the General Laws requires every city and town to adopt a balanced budget for each fiscal year.  Local governments rely principally upon general, real and tangible personal property taxes, automobile excise taxes, and state aid for provision of revenue.

Since 1985, cities and towns had been prohibited by Section 44-5-2 of the General Laws of the State from imposing a tax levy or tax rate, which increases by more than 5 ½% over the previous year's levy or rate. The statute authorized tax levy or tax rate increases of greater than 5 ½% in the event that the amount of debt service required to service present and future general obligation debt of the city or town increased at a rate greater than 5 ½%. The statute also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation of property is being implemented. Provisions of Section 44-5-2 also included authorization to exceed the 5 ½% limitation in the event of loss of non-property tax revenue, or when an emergency situation arose and was certified by the State Auditor General. In such an emergency situation, the levy in excess of a 5 ½% increase had to be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

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During the 2006 session of the General Assembly, significant amendments to Section 44-5-2 of the General Laws of the State were enacted. The amendments progressively reduce the maximum property tax levy from a 5.5% increase over the prior year levy to 4.0% in the year 2013, while expanding and clarifying exemptions from the property tax cap. Limitations on the tax rate were removed. The previous property tax limitation applied a 5.5% cap on the tax rate or the levy. In those municipalities where a city or town council has final tax levy approval, a four-fifths vote would be required to exceed the applicable cap. In the case of a city or town having a financial town meeting, the majority of the electors present and voting at the town financial meeting shall also approve the excess levy. The act also capped the amount of funds requested by a school committee of a city or town at the same rate of increase as the maximum tax levy increase. The act also broadened the definition of state mandates on municipalities and restricted the flexibility of the Governor or Legislature to forego reimbursement of State mandates.

Status of Pension and OPEB Plans Administered by Municipalities

The Office of the Auditor General completed an initial review in 2007 of the fiscal health of the various locally-administered defined benefit pension plans covering Rhode Island municipal employees. Updated reviews have been completed in March 2010 and September 2011, which also includes an assessment of the status of other post-employment benefit plans offered by municipalities. Twenty-four communities have created 36 pension plans, which they administer for their employees. The State Auditor General considered 23 locally administered pension plans to be at risk, twelve were considered most at risk because the plans were significantly underfunded and annual contributions were significantly less than annual required amounts. The collective funded ratio of the plans decreased from 43%, as reported in March 2010 to 40$, as reported in the September 2011 update. Total assets collectively held by these 36 pension plans were $1.4 billion (as reported in their fiscal 2010 audit reports or more current valuations when available). The collective unfunded actuarial liability for future benefits under these locally-administered plans was approximately $2.1 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements or more current valuations when available).

The Office of the Auditor General's September 2011 report further summarized the status of other postemployment benefit (“OPEB”) plans administered by municipalities for their employees. The actuarial value of assets held by these plans was $27.5 million and the collective unfunded actuarial accrued liability for future benefits was nearly $3.5 billion (as of the most recent actuarial valuation referenced in their June 30, 2010 financial statements). The collective funded ratio of the locally-administered OPEB plans was less than 1%. The State Auditor General made a number of recommendations to improve the funded status of the locally administered pension and Other Post Employment Benefits (OPEB) plans.

In November 2011, the General Assembly enacted reforms to state pensions through passage of the Retirement Security Act of 2011, and provided for a Study Commission to be established to review existing legislation and pension plan administrative practices and to make recommendations for the improved security and funding of locally administered plans and other post-retirement benefit obligations of cities and towns.  The commission consists of fourteen (14) members, and began meeting on January 25, 2012.  In accordance with the act, Rhode Island municipalities with locally administered plans must submit an Actuarial Experience Study and Actuarial Valuation Study to the Commission by April 1, 2012.  Documents submitted by the municipalities are under review by the Department of Revenue and the Office of the Auditor General.  Municipalities whose pension plans are deemed to be in “critical” status (below 60% funded) must notify the plans’ participants & beneficiaries, the General Assembly, the Department of Revenue, the Auditor General and the General Treasurer within 30 days following that certification.  In addition, municipalities with plans in critical status are required to submit within 180 days of sending the critical status notice to the Commission a reasonable alternative funding improvement plan to emerge from critical status.

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The Commission developed guidelines to assist municipalities whose locally-administered pension plans are deemed to be in critical status and is providing support to municipalities.  All municipalities that currently have a pension plan in critical status have submitted a Funding Improvement Plan to the Commission which were all reviewed by the Commission and will be monitored on its progress by the Commission.  Currently, there are twenty-one (21) plans deemed to be in critical status, based on the most recent submitted actuarial valuations.  Please note that Central Falls does not have to submit a Funding Improvement Plan, pursuant to Sec. 45-65-4(4), which excludes certain plans from the provisions of this chapter.  The Commission also continues its work to review Other Post Employment Benefits (OPEB) for all cities and towns, as well as housing authorities, sewer, water and fire districts.

State Oversight for Municipal Fiscal Stability

In June 2010, the General Assembly enacted "An Act Providing for the Financial Stability of Cities and Towns" (“Fiscal Stability Act”) to provide a mechanism for the State to work with cities and towns undergoing financial distress that threatens the fiscal well-being, public safety and welfare of such cities and towns, or other cities and towns or the State, and to provide stability to the municipal credit markets for Rhode Island and its cities and towns through a predictable, stable mechanism for addressing cities and towns in financial distress.

The Fiscal Stability Act was a result of the display of fiscal weakness in several communities, culminating with the City of Central Falls filing for judicial receivership in the Rhode Island Superior Court on May 18, 2010. Under the Fiscal Stability Act, Central Falls moved from having a judicially-appointed receiver to a state appointed receiver (the “State Receiver”).  The State Receiver appointed by the Director of Revenue pursuant to the Fiscal Stability Act, filed for federal bankruptcy protection on August 1, 2011, see “Central Falls Bankruptcy” below.  The State has a compelling interest in the fiscal health of Rhode Island municipalities. The Fiscal Stability Act gives the State, acting primarily through the Department of Revenue, the power to exercise varying levels of support and control depending on the circumstances. The Fiscal Stability Act repeals Chapter 45-9 relating to Budget Commissions in its entirety and creates three levels of state oversight and control. The three levels are: fiscal overseer, budget commission, and state receiver. If the director of revenue determines in consultation with the Auditor General that a city or town is facing a fiscal emergency and that circumstances do not allow for the appointment of a fiscal overseer or a budget commission, the Director of Revenue may appoint a receiver without first having appointed a fiscal overseer or budget commission.

The Fiscal Stability Act also prohibits municipalities from filing for, or being placed into, either voluntarily or involuntarily, judicial receivership and clarifies that the Superior Court has only limited jurisdiction to ratify certain actions taken prior to the enactment of the legislation upon the request of the Director of Revenue and to take such further actions as may be necessary to ensure an orderly transition. When the Director of Revenue abolishes a fiscal overseer, budget commission or receiver of a city or town as the case may be after determining in writing that the city or town’s fiscal stability has improved to a level that said fiscal overseer, budget commission or a receiver is no longer needed, the city or town must create and maintain for a period of five (5) years a department of administration and finance which shall be responsible for the overall budgetary and financial administration of the city and town.  The division of municipal finance must submit a list of three (3) names to the elected chief executive officer of the city or town who must appoint one of those individuals for a period of not more than five (5) years as the officer who shall be responsible for the department of administration and finance.  The appointment and removal of said officer must be approved in writing by the Division of Municipal Finance.  The Fiscal Stability Act applied retroactively to May 15, 2010.  During the 2011 and 2013 legislative sessions, the Act was amended; those amendments are discussed below.

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Bills were introduced during the 2011 session at the request of the Department of Revenue to address issues in connection with the Fiscal Stability Act that have arisen during the course of the Central Falls receivership.  Two of those bills enacted as Chapter 277 of the Public Laws of 2011 and its companion Chapter 269 of the Public Laws of 2011 as amended two section of current law (R.I. Gen. Laws Sec.45-12-1 and R.I. Gen. Laws Sec.45-12-22.4) to (i) permit a pledge of general fund revenues of cities and towns to the payment of general obligation debt and lease appropriation debt of cities and towns; (ii) make any municipal or district employee or official who intentionally violates the law personally liable to the city, town or district for amounts not expended in accordance with such appropriations and make said employee or official subject to removal; and (iii) prohibit a municipality from issuing pension and Other Post-Employment Benefits (OPEB) debt without approval of the State Auditor General and Director of the Department of Revenue.  The purpose of the bills is to enhance capital market access for cities, towns and districts.  Both bills were passed by the General Assembly and were enacted into law.  The bills took effect upon passage and apply to general obligation bonds and other financing obligations issued by cities, towns and districts including those issued prior to the date of enactment.

Two other bills, enacted as Chapter 279 of the Public Laws of 2011 and its companion Chapter 304 of the Public Laws of 2011 as amended “clean up” some provisions of the Fiscal Stability Act which was passed during the last legislative session, and (i) clarify that the receiver - as well as budget commissions - is entitled to exercise all power that elected officials may exercise under applicable laws; (ii) prohibit expenditures by elected officials in excess of appropriations and provide that any elected official who intentionally violates that provision will be personally liable for those expenditures; (iii) clarify that powers of the city or town council exercisable by resolution or ordinance will be exercised by order of the receiver; (iv) provide that the state shall indemnify fiscal overseers, budget commission members and receivers arising out of actions taken by them except in instances of malfeasance or gross negligence and provide that said individuals will not be subject to any civil liability for any actions taken or omitted in the course of performing their official duties and that they shall not be subject to prosecution or have any liability for misdemeanor violations of criminal laws for actions taken or omitted in the course of performing official duties under chapter 45-9; (v) provide that any person who violates the law or ignores a written demand made by a fiscal overseer, budget and review commission, receiver or administration and finance officer would be required to pay the reasonable attorney fees incurred to seek enforcement or compliance with the written demand; and (vi) clarify that the law would not pre-empt or restrict the powers and remedies available to a state-appointed receiver under Chapter 9 of Title 11 of the United States Code and the receiver’s ability to exercise such powers and remedies on a municipality’s behalf in such a federal proceeding.

During the 2013 legislative session of the Rhode Island General Assembly, two bills were passed and enacted as Chapter 347 of the Public Laws of 2013 and its companion Chapter 246 of the Public Laws of 2013 which modified the Fiscal Stability Act in those instances where there as State oversight under the Act but the municipality had not been placed in a Chapter 9 bankruptcy.  (In those instances where a municipality had been placed in a Chapter 9 bankruptcy, the law was changed in 2013 to require the State to reimburse the municipality for 50 percent of the cost of the Administration and Finance Officer.)  Under the 2013 amendments, the Act was changed in the following material ways where a municipality had been under State oversight but the municipality had not been placed in a Chapter 9 bankruptcy: (i) instead of an Administration and Finance Officer, a Finance Advisor is to be appointed for a five (5) year period upon the termination of a fiscal overseer, budget commission or receiver; (ii) the Finance Advisor is to be appointed by the Director of Revenue, and report to the Director of Revenue but is an employee of the municipality; and (iii) the Finance Advisor is responsible for monitoring the overall budgetary and finance administration and fiscal health of the municipality.  The cost of the Finance Advisor will be shared 50/50 by the State and the municipality.  The 2013 amendments to the Act do not impact the existing Administration and Finance Officer in Central Falls, except to provide that the State reimburses the municipality 50 percent of the cost for that position.

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Central Falls Bankruptcy

In June 2011, the City of Central Falls (the “City”) adopted a budget of $21.6 million.  Subsequently, the City was estimated to have a structural deficit of $6.1 million for FY 2012.  The adopted State FY 2012 budget includes no appropriation to Central Falls to enable the City to close its cumulative deficits and its estimated FY 2012 deficit.  As of June 2010, the City had approximately $79 million in unfunded pension and health insurance liabilities.  As a part of his efforts to balance the budget and resolve the deficit, the State Receiver sought major concessions from retirees and union groups, proposing to cut approximately $2.5 million from the budget through cuts to pensions and payments for retiree health care benefits, as well as other cuts.  The concessions were not achieved and as a result the State Receiver filed for federal Chapter 9 bankruptcy protection for the City of Central Falls on August 1, 2011.

On September 22, 2011, the City filed a plan of debt adjustment with the Bankruptcy Court.  The plan of debt adjustment provided for balanced budgets for Fiscal Years 2012-2016.  After September 22, 2011, the City reached new collective bargaining agreements with (1) the Central Falls Police Department, Fraternal Order of Police, Central Falls Lodge No. 2, (2) the International Association of Fire Fighters, Local 1485, AFL-CIO, and (3) the Rhode Island Council 94, American Federation of State, County and Municipal Employees AFL-CIO, Local 1627.

The City also reached a settlement with the retirees which provided for permanent cuts in their pensions of up to 55%.  The agreement required the Director of Revenue to seek legislation from the General Assembly granting a $2.6 million appropriation to be disbursed by the City over a period of five years such that the combined supplemental transition payment and the reduced retirees’ pensions would result in a reduction of no more than 25% over that five year period.  The General Assembly passed 2012-H 7323 Substitute A, as amended (FY 2013 Budget Bill) and Governor Lincoln Chafee signed it into law on June 15, 2012.  Article 22 of the Budget Bill provided for the $2.6 million dollar appropriation.
One important issue in the Bankruptcy Court was whether the Central Falls School Department was a department of the City.  On March 23, 2012, the Bankruptcy Court determined that the Central Falls School District is not part of the City of Central Falls.

The above-referenced plan of debt adjustment filed with Bankruptcy Court on September 22, 2011 did not account for the subsequently-agreed upon collective bargaining agreements with the three (3) municipal unions and the settlement agreement with the retirees.  On June 15, 2012, the City filed an amended plan of debt adjustment and then, to respond to concerns expressed by the Bankruptcy Court, filed a Second Amended Plan of Debt Adjustment on July 10, 2012, a Third Amended Plan of Debt Adjustment on July 23, 2012, and a Fourth Amended Plan of Debt Adjustment on July 27, 2012.  The Fourth Amended Plan of Debt Adjustment was confirmed by the Bankruptcy Court by confirmation order entered on September 11, 2012.  Over 99% of the creditors that voted on the plan, voted to accept the plan.  Not a single creditor filed an objection to the plan.

The Fourth Amended Plan of Debt Adjustment became effective on October 25, 2012 and the City of Central Falls emerged from bankruptcy on that date.  Under the plan, the City will have court-ordered balanced budgets for Fiscal Years 2013, 2014, 2015, 2016 and 2017 and imposes a 4.0% property tax increase in each of the next five years.  Also, as a result of the agreement with the retirees, the City’s five-year budget plan contains affordable pay as you go pension and retiree health insurance costs based upon the restructured plans.

Counsel for certain members of the Central Falls city council field a motion seeking to terminate the receivership.  Counsel for the state filed an objection to that motion on the grounds that the Director of

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Revenue was not yet able to make the required determination under the Fiscal Stability Act that the receivership was no longer necessary.  In response, the Rhode Island Superior Court (Judge Silverstein) entered an order requiring the parties to participate in mediation to attempt to resolve their differences.  A mediator was appointed and the mediation commenced on February 4, 2013.  The mediation was not successful in resolving the issues between the parties.  In April, 2013, the Director of the Department of Revenue, finding that the financial condition of Central Falls had improved to a level such that a receivership was no longer necessary, terminated the receivership effective as of that date.  After posting the position of Administration and Finance Officer and conducting interviews, the division of municipal finance recommended the names of candidates to the Mayor of Central Falls. The Mayor appointed an Administration and Finance Officer for the city in April, 2013.  The State provides 50% of the funding for this position.

East Providence

In November 2011, the Director of Revenue determined, in consultation with the Auditor General, that the City of East Providence was facing fiscal deficits and cash shortfalls of such a magnitude that the appointment of a fiscal overseer under the Fiscal Stability Act was required.

The fiscal overseer concluded that East Providence (1) was unable to present a balanced municipal budget; (2) faced a fiscal crisis that posed an imminent danger to the safety of the citizens of the City and/or their property; and (3) would not achieve fiscal stability without the assistance of a  budget commission.

In December 2011, the Director of Revenue established a budget commission under the Fiscal Stability Act thereby placing the finances of East Providence under the jurisdiction of that commission.  The Budget Commission has assumed responsibility for all budget and financial matters.  On September 9, 2013, the Director of Revenue determined that the fiscal health of the City improved to a level that the oversight of a Budget Commission was no longer needed.  The last scheduled meeting of the Budget Commission was held on September 16, 2013.  At the same time, the Director appointed a Finance Advisor for the City as required by R.I. Gen. Law Sec. 45-9-10, as amended during the 2013 legislative session.  The appointment was effective as of September 16, 2013.  The State provides 50 percent of the funding for this position.

Woonsocket

In April 2012, the Woonsocket City Council passed an ordinance requesting that the Rhode Island General Assembly pass enabling legislation to allow the City to assess and collect a supplemental tax.  While the legislation was introduced, the General Assembly did not pass the legislation.  Subsequently, in May 2012 the Mayor and City Council made a joint request to the division of Municipal Finance to establish a Budget commission for the City.  That request was approved.  On May 29, 2012, the Director of the Department of Revenue, in consultation with the Auditor General, appointed a Budget Commission pursuant to R.I. Gen. Laws 45-9-5 thereby placing the finances of Woonsocket under the jurisdiction of that commission.  Since that time the Budget Commission has continued its work in assisting the City with its fiscal challenges.

The Budget Commission has assumed responsibility for all budget and financial matters.

Local Tax Relief

In 1998, the General Assembly enacted measures designed to phase out, over a number of years, two separate components of the local property tax levy. One is the local levy on inventories. The phase out period spanned ten years and progressively eliminated 10% of the tax levy each year until it was totally phased-out as of FY 2009. Local communities were to be reimbursed for lost revenues from the inventory

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tax through the State's General Revenue Sharing program, which was to have increased from 1.0 percent of tax revenues in FY 1998 to 4.7 percent in FY 2009. Expanded sharing of State revenue was delayed beginning in FY 2003 and all appropriations for general revenue sharing were eliminated beginning in FY 2010. Despite the reductions in state aid, the local reduction in the levy on inventories continued on the original schedule and the tax has now been eliminated.

The other local property tax levy reduced was the local levy on motor vehicles and trailers.  This tax was to be phased out subject to annual review and appropriation by the General Assembly by providing increasing exemptions against the assessed value of all motor vehicles.  Local communities are reimbursed on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the Consumer Price Index (CPI).  Beginning in FY 2004, however, there was no longer a CPI adjustment for an assumed growth in municipal tax rates.  For FY 2008 and for FY 2009, the first $6,000 in value of a vehicle was exempted from taxation and municipalities were prohibited from applying an excise tax rate higher than the rate applied in 1998.  Municipalities were being reimbursed for the lost revenue resulting from the exemption.  Beginning in FY 2008, municipalities were being reimbursed for 98% of the tax value of the exemption.  During the 2005 Session of the General Assembly, additional video lottery terminals were authorized which were expected to yield additional lottery revenues to the State, a portion of which was to be dedicated to local governments through the Motor Vehicle Excise Tax Reimbursement Program.  In the FY 2010 supplemental budget enacted by the General Assembly, the Motor Vehicle Excise Tax Reimbursement Program was reduced by $18.1 million, approximately 13.4% of the enacted FY 2010 budget amount.  The statute was amended to require reimbursement to communities equal to 88% of the 98% current rate of reimbursement for FY 2011, the Governor proposed, in his recommended FY 2011 budget, to eliminate all state appropriations to reimburse local governments for the $6,000 exemption, and included permissive language to allow for taxation by local governments subject to the cap on property tax levy discussed above.  For FY 2011 and thereafter, the General Assembly enacted legislation that mandates a $500 exemption for which the state will reimburse municipalities an amount subject to appropriation.  The legislation further allows municipalities to provide an additional exemption; however, that additional exemption will not be subject to reimbursement.  The Assembly also removed the provision that restricted municipalities from taxing the difference in the event that the value of a vehicle is higher than the prior fiscal year.  It also allowed for rates to be lowered from the then current frozen levels.

The Assembly provided $10.0 million in FY 2011, FY 2012, FY 2013 and FY 2014 enacted budgets for the Motor Vehicle Excise Tax Reimbursement Program.  The Governor’s FY 2015 proposed budget continues to level-fund this program.  The Assembly did not provide funding for fire districts beyond FY 2010, but for FY 2011 and thereafter, it restored the authority for fire districts to levy a motor vehicle excise tax.

State Aid to Local Communities

The largest category of state aid to cities and towns is assistance programs for school operations and school construction. In addition, the State makes contributions to the Employee Retirement System of Rhode Island on behalf of local districts and charter schools, which partially relieves them of the cost of funding retirements benefits for teachers.

In June 2010, the General Assembly enacted a funding formula to guide education aid payments beginning July 1, 2011 (FY 2012). The formula redistributes current education aid spending among school districts, state operated schools, and charter schools. For school districts that receive more money under the new formula, the increase is being phased in over seven years. For school districts that receive less money under the new formula, the decrease is being phased in over ten years. The funding formula aid program disburses funding to communities on the basis of a number of factors including wealth of the community,

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the average daily number of students in the community’s schools, and the number of children in the community’s schools who are eligible for free or reduced price meals.

For FY 2014, not including aid to State-operated schools, the State appropriated $752.9 million in education aid to local school districts and charter schools through the funding formula ($782.8 million with the inclusion of the State-operated Davies Career and Technical High School, the Metropolitan Career and Technical School, and the Rhode Island School for the Deaf).  For FY 2015, the Governor recommends $787.8 million for education and $817.5 million if state-operated schools are included.

In addition to redistributing current aid levels, the formula establishes six categories of funding outside of the core formula amount.  These categories are subject to appropriations and may be ratably reduced if demand exceeds the available funding, however they are integral parts of the funding formula and are being funded under a ten-year transition plan.  Under these new categories, the state will pay for the costs of setting up and running career and technical education programs, the costs of pre-kindergarten programs, transportation for out-of-district non-public students and students in regionalized school districts, and the mount of the cost of nay special education student that is above five times the core education aid amount (meaning the cost for a non-special education student who is eligible for the free and reduced lunch program).  Existing permanent bonuses for regionalized school districts will be replaced with temporary bonuses that phase out over two years.  Lastly, the State will match funding for the Central Falls School Department from the City of Central Falls as it gradually resumes paying its required local contribution during a transition period of ten years (currently the State pays 100 percent of the local contribution for Central Falls).  The State appropriated $9.2  million for these categories in FY 2014 and the Governor recommends $12.3 million in FY 2015.

There are also a handful of aid categories still being funded that pre-date the funding formula. In the FY 2014 budget, state general aid support of $8.3 million is provided for internet access, for administering the school breakfast program, for textbooks for non-public schools, for implementation of full day kindergarten, and for a payment based on the number of group home beds in each community.  The Governor recommends $650,000 in FY 2015 for internet access and full day kindergarten, but does not recommend funding for school breakfast administration or non-public school textbooks.

In addition to reimbursement of school operations costs, State school construction aid is provided at levels ranging from 30% to 95% of the construction cost of new facilities and renovations.  Under current law, the minimum reimbursement percentage is 35% for FY 2013 and thereafter.  The level for each individual community is based upon the relationship between student enrollment and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt.  The definition of reimbursable expenditures includes capital expenditures made through a capital lease or lease revenue bonds or from a municipality’s capital reserve account.  In June 2011, the General Assembly enacted a moratorium on the approval of new projects with the exception of those needed for health and safety issues.  This moratorium is scheduled to run through June 30, 2014.  The State appropriated $69.9 million for this category in the FY 2014 enacted budget and the Governor recommends $67.9 million in FY 2015.  A related program will provide approximately $2.5 million in FY 2014and $2.3 million in FY 2015 to cities and towns to provide aid in the construction of libraries.

The final major category of State aid is state funding of teachers’ retirement costs.  Both the employer and the employee contribute to the costs of the defined benefit plan that covers teachers throughout the state.  Effective July 1, 2012 there is a defined contribution plan, which features both employer and employee contributions.  For teachers, by Rhode Island law, the employer share is split between the State and the local school district or charter school, with the State paying 40% of the employer share and the local district or charter school paying 60%.  These payments are made directly to the Employees Retirement System of Rhode Island.  The only public school teachers who do not participate in

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this system are those at State-operated schools that are staffed by state employees and those at schools that are exempt from participating: namely Mayoral Academy charter schools and Metropolitan Career and Technical School.  The FY 2014 enacted budget includes $81.7 million based on a recalculation of teachers’ salaries based on projected FY 2014 expenditures.  The FY 2015 recommended budget includes $89.8 million.

Other local aid programs include the motor vehicle excise tax reimbursement (as discussed above), payment-in-lieu of taxes (PILOT) program and distressed communities aid program.  The Motor Vehicle Excise Tax Reimbursement Program was funded at $135.6 million in FY 2010 Enacted Budget.  However, this was reduced in the final enacted budget to $117.2 million.  For FY 2011, FY 2012 and FY 2013, the enacted budgets included an appropriation of $10.0 million to local governments for the Motor Vehicle Excise Tax Reimbursement and a reduction of the exemption from $6,000 to $500.  The FY 2014 enacted budget also includes $10.0 million in appropriations.  The Governor’s FY 2015 proposed budget continues to level-fund this program.

The PILOT program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties.  Properties included in this program are non-profit higher educational institutions, non-profit or State-owned hospitals, veterans’ residential facilities, and correctional facilities occupied by more than one hundred (100) residents.  The FY 2014 Enacted Budget included $35.1 million for this program.  The Governor’s FY 2015 proposed budget continues to level-fund this program.  Funding by community has been adjusted to reflect changes in tax rates and values, as well as any changes to the exempted tax rolls.

Also, the State makes payments to communities identified as distressed based upon four different criteria.  As a result of the indices established by Rhode Island General Laws 45-13-12, the following communities would receive funds through the Distressed Communities Relief Fund in FY 2015: Central Falls, Cranston, North Providence, Pawtucket, Providence, West Warwick and Woonsocket.  Cranston falls out of the program in FY 2015, but is considered a distressed community in the fall-out year.  For FY 2015, the city will receive a transition payment.

Of the communities identified as distressed, Central Falls was determined to be especially distressed in FY 1991 and in FY 1993 the State assumed full responsibility for funding education in Central Falls.  Appropriations of $10.4 million were included in the FY 2013 and FY 2014 enacted budget, as well as the Governor’s FY 2015 proposed budget, to fund allocations to eligible communities.

State library aid provides financial support for local public library services and for the construction and capital improvement of any free public library.  A portion of library aid is disbursed directly to local libraries, including private libraries, while other aid is disbursed to the individual cities and towns.  Appropriations of $8.7 million are included in the FY 2014 enacted budget.

Rhode Island also distributes to communities the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies.  For FY 2014 and FY 2015 proposed, an estimated amount of $13.2 million was included in the budget.  Funds collected from this tax are distributed to cities and towns within the state on the basis of the ratio of the city or town population relative to the population of the state as a whole.

Also, the State distributes a 1% (one percent) meals and beverage tax according to the proportion of that tax collected in each community.  For FY 2014, the enacted meals and beverage tax was estimated at $21.8 million, or 2.0% greater than actual FY 2013 meals and beverage tax revenues.  The FY 2015 proposed budget includes an amount of $23.1 million.  Similarly, the State distributes a 1.0% hotel tax, as well as a 25% local share of the state 5% hotel tax which, when combined, provide municipalities a 2.25%

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gross receipts tax on the rental of lodging accommodations at hotels, inns and certain bed and breakfast establishments within a municipality.  For actual FY 2013, the combined local portion of the hotel tax is $6.7 million while the enacted FY 2014 hotel tax is $6.5 million, 2.2% less than the actual FY 2013 hotel tax.  In the FY 2015 proposed budget, an amount of $6.9 million is estimated.

The State also provides funds through the Airport Impact Aid to cities and towns which host airports, and expects to distribute a total of $1.025 million in FY 2014 and FY 2015.

Beginning in 1987 a variety of general State aid programs were consolidated into one general revenue sharing program which incorporated a distribution formula based upon relative population, tax effort for municipal services and personal income of each city and town.  The general revenue sharing program also incorporated additional funding to compensate municipalities for the phased loss of the inventory tax, as described above.  No funding was provided for this program in either the FY 2014 enacted budget or the FY 2015 recommended budgets. This program was last funded in FY 2009 with an appropriation of $25.0 million.

In the FY 2014 Appropriations Act, the Governor proposed Article 11, known as the “Municipal Incentive Aid Act.”  The purpose of this Act is to encourage municipalities to improve the sustainability of their retirement plans and to reduce unfunded liabilities.  Municipalities that comply with the requirements of this Act will receive aid under this new program.  The Governor recommends an appropriation of $10.0 million for FY 2014, with the intent to have an additional $10.0 million appropriated in FY 2015 and FY 2016, respectively.  The municipal incentive aid would be distributed to each municipality as a percentage of the municipality’s population as compared to the total state population.  The General Assembly enacted an amount of $5.0 million in the FY 2014 budget for eligible communities.  An amount of $5.0 million is included in the Governor’s FY 2015 proposed budget.  Coventry did not submit a funding improvement plan for all its locally-administered pension plans by the deadline for FY 2014 funding.  Its $166,126 allocation will be redistributed to the qualifying communities in May 2014.

State Budgeting Practices for Municipalities

The FY 2013 enacted budget included requirements for fiscally prudent budgeting practices for cities and towns by requiring, for example, cities and towns to provide for a Five-Year Budget Forecast and a fiscal impact statement for changes in health care benefits, pension benefits and OPEB.  This information would be submitted to the Division of Municipal Finance.

The five-year forecast to be submitted to the Division of Municipal Finance includes two scenarios: one scenario would show a baseline forecast, the other forecast would include pensions and OPEB funded at 100 percent of the Annually Required Contribution (ARC), separately for the general and unrestricted school funds.  The forecast also has to show underlying actuarial assumptions.

The fiscal impact statements to the Division of Municipal Finance has to show changes in health care benefits, pension benefits and OPEB, reflecting the impact on the unfunded liability and ARC, as well as the impact on the Five-Year Forecast.  Fiscal impact statements have to show underlying actuarial assumptions and support for underlying assumptions.

Financial data, such as quarterly reports, adopted budget surveys and the Comprehensive Annual Financial Report (CAFR) must be submitted to the Division of Municipal Finance within certain timelines as provided under the statute.  In addition, each quarterly report submitted must be signed by the chief executive officer, the chief financial officer, as well as the superintendent of the school district and the chief financial officer for the school district.  Furthermore, the report must now be submitted to the city or town council president and the school committee chair.  It is encouraged, but not required, to have the council

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president and school committee chair sign the report as well.  Furthermore, RI Gen. Laws Sec. 45-12-22.2 has been amended to provide that if a quarterly report projects a year-end deficit, a corrective action plan signed by the chief executive officer and chief financial officer must be submitted to both the Division of Municipal Finance and the Auditor General on or before the last day of the month succeeding the close of the fiscal quarter.  RI Gen. Laws Sec. 45-12-22.3 has been amended to require each municipality to notify both the Auditor General and the Division of Municipal Finance within 30 days if it is likely that a municipality will incur a deficit.  RI Gen. Laws Sec. 44-5-22 has been amended to require each municipality to submit their certified tax roll to the Division of Municipal Finance no later than the next succeeding August 15.  RI Gen Laws Sec. 16-2-9 has been amended to require that, in the event of a budget shortfall, a city or town must submit a corrective action plan to both the Auditor General and the Division of Municipal Finance.  Local governments would also be required to join electronic reporting and implement the Municipal Uniform Chart of Accounts (UCOA), within six months of statewide implementation.

In the 2012 legislative session, changes have been made to the quarterly reporting requirements.  In the past, quarterly reports also have to be submitted to the Division of Municipal Finance and the Auditor General.  Now the school department must submit a quarterly report certifying the status of the budget which must also be submitted to the Commissioner of Education.

Furthermore, if any of the quarterly reports project a year-end deficit, the chief financial officer of the municipality also has to submit a corrective action plan to the Commission of Education.  In the past these action plans were submitted to the Division of Municipal Finance and the Auditor General.

General Fund Revenues and Expenditures

The State draws nearly all of its revenues from a series of non-property related taxes and excises, principally the personal income tax and the sales and use tax, from federal assistance payments and grants-in aid, and from earnings and receipts from certain State-operated programs and facilities.  The State additionally devices revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

Major Sources of State Revenue

Tax Revenues:  In FY 2013, 76.2 percent of all tax revenues were derived from the Rhode Island personal income tax and the sales and use tax.  These two revenue sources constituted 59.1 percent of all general revenues.

Personal Income Tax.  Until July 1, 2001, State law provided for a personal income tax on residents and non-residents (including estates and trusts) equal to the percentage of the federal income tax liability attributable to the taxpayer’s Rhode Island income (“piggyback tax”).  In FY 2002, the tax structure was changed to offset the tax rate and bracket changes passed by the federal government in the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”).  Rhode Island’s personal income tax system now applies to Rhode Island taxable income in such a manner so as to compute the tax that would otherwise have been due under the “piggyback tax” pre-EGTRRA.  A resident’s Rhode Island taxable income is the same as his or her federal taxable income, subject to specified modifications.  Current law allows the Tax Administrator to modify income tax rates as necessary when the General Assembly is not in session to adjust for federal tax law changes to ensure maintenance of the revenue based upon which appropriations are made.

A nonresident’s Rhode Island taxable income is equal to the nonresident’s Rhode Island income less deductions (including such taxpayer’s share of the income and deductions of any partnership, trust, estate, electing small business corporation, or domestic international sales corporations).  In addition, a non-

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resident’s Rhode Island income is subject to specified modifications that are included in computing his or her federal adjusted gross income.  Other modifications are derived from or connected with any property located or deemed to be located in the State and any income producing activity or occupation carried on in the State.

Sales and Use Tax.  The State assesses a tax on all retail sales, subject to certain exemptions, on hotel and other public accommodation rentals, and on the storage, use or other consumption of tangible personal property in the State.

Business Corporation Tax.  The business corporation tax is imposed on corporations deriving income from sources within the State or engaging in activities in the State for the purpose of profit or gain.  The tax has been set at a rate of 9.0 percent since July of 1989.

Health Care Provider Assessment.  The State levies a health care provider assessment on residential facilities for the developmentally disabled.  The levy has been set at 6.0 percent of gross revenues since 1994.

Taxes on Public Service Corporations.  A tax ranging from 1.25 percent to 8.0 percent of gross earnings is assessed annually against any corporation enumerated in Title 44, Chapter 13 of the General Laws, incorporated under the laws of the State or doing business in Rhode Island and meeting the Public Service Corporations test.

Tax on Insurance Companies.  Each insurance company transacting business in Rhode Island must file a final return each year on or before March 1 and pay a tax of 2.0 percent of its gross premiums.  These are premiums on insurance contracts written during the preceding calendar year on Rhode Island business.  The same tax applies to an out-of-state insurance company, but the tax cannot be less than that which would be levied by the State or foreign (i.e., non-Rhode Island) jurisdiction on a similar Rhode Island insurance company or its agent doing business to the same extent in such jurisdiction.

Financial Institutions Excise Tax.  For the privilege of existing as a banking institution during any part of the year, each State bank, trust company, or loan and investment company in the State must annually pay an excise tax. This excise tax is measured as the higher of either (1) 9.0 percent of its net income of the preceding year, or (2) $2.50 per $10,000 or a fraction therof of its authorized capital stock as of the last day of the preceding calendar year.  A national bank within the State must only pay the excise tax measured by option (1) above.  The minimum tax payable is $100.  Mutual savings banks and building and loan associations are subject to the tax.

Estate Tax.  For decedents whose deaths occurred before January 1, 2002, the estate tax equal the applicable credit allowable under federal estate tax law.  For decedents whose deaths occur on or after January 1, 2002, the estate tax equals the maximum credit allowed under federal estate tax law as it was in effect as of January 1, 2002.

Cigarettes Tax.  The State’s cigarette tax is comprised of a cigarette stamp tax, a cigarette floor stock tax, and a tax on the wholesale price of cigars, pipe tobacco, etc.  The cigarette stamp tax generates over 95 percent of the total cigarette taxes collected by the State.

Motor Fuel Tax.  The tax is due on the sale of all fuels used or suitable for use in operating internal combustion engines other than certain exceptions.  The State has pursued a long-term plan to dedicate all of the motor fuel tax receipts to transportation-related projects and operations.

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Other Taxes.  In addition to the above described taxes, the State imposes various fees, taxes and excises for the sale of liquor and other alcoholic beverages, the registration of motor vehicles, the operation of pari-mutuel betting, motor carrier fuel use and the conveyance of real estate.

Departmental Receipts.  In FY 2013, 76.2 percent of all departmental receipts revenues were derived from the various licenses and fees assessed by state agencies.  Departmental receipts revenues comprised 10.7 percent of all general revenues in audited FY 2013.  The largest category of departmental receipts is the group defined as licenses and fees.  This category’s prominence in departmental receipts is due largely to the assessment of the hospital licensing fee beginning in FY 1995.  Other significant license and fee revenues are derived from the registration of securities, motor vehicle title fees and various professional licenses.

State Indebtedness - Authorization and Debt Limits

Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent.  By judicial interpretation, the limitation state above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes, bonds and notes guaranteed by the State, and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority,  However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Rhode Island Commerce Corporation, the Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State’s lease agreements with the Convention Center Authority, are not subject to this limitation.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Pension Litigation

Challenges to the 2009 and 2010 Pension Reform

A number of unions representing state employees and teachers filed a lawsuit in State court in May 2010 initially challenging and attempting to block the 2009 pension reforms enacted by the General Assembly and later amended the suit to include 2010 reforms.  The 2005 reforms were not challenged.  The State intends to vigorously contest the lawsuit.  The defendant State officials filed a Motion for Summary Judgment on the claims set forth in the Amended Complaint, which was heard on July 18, 2011.  Prior to the hearing, the parties stipulated that the only issue that would be presented to the Court during the hearing on the Motion would concern whether the statute created a contract between the state and its participants.  The parties agreed that in the event that the Court concluded that the statute did create a contract, the remaining issues of whether the contract had been impaired and whether any such impairment was legally justified would be briefed and argued at a later date.  On September 13, 2011, the Superior Court issued its decision in which it ruled that pension plan participants have a contractual right based on an implied-in-fact contract theory.  Consistent with the parties’ stipulation, the Court did not decide whether that contract had been

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impaired or whether any such impairment was legally justified.  The defendants State officials believe the Superior Court’s ruling was legally wrong.  On October 3, 2011, Defendants filed a Petition for Issuance of a Writ of Certiorari and Supporting Memorandum of Law with the Rhode Island Supreme Court.  Defendants also filed a motion through which they requested that the Supreme Court expedite its review of the Petition for Issuance of a Writ of Certiorari.  On November 3, 2011, the Supreme Court denied the petition for Writ of Certiorari.  On January 2, 2011, the Court ordered the parties to participate in mediation.  As noted below, mediation has ended without a settlement agreement.  Presently, the trial date is scheduled for September 15, 2014.

The total savings from the 2009 and 2010 pension reforms is approximately $75 million annually (approximately 5% of employee eligible compensation), including State savings of $46.3 million annually and local government savings of $28.4 million annually.  The pending lawsuit could impact some or all of the annual savings related to the 2009 and 2010 pension reforms, resulting in future increases in the Plans’ unfunded liabilities and the State’s ARC.  If there were an unfavorable outcome for the State in connection with this pending litigation, the State’s ARC could increase significantly.  This could have an adverse effect on the Plans if sufficient funding for such increased costs were not available.

Challenges to the 2011 Pension Reform

In June 2012, certain unions, active and retired state employees and associations of retired state and municipal employees who maintain they are current beneficiaries of ERSRI commenced five separate lawsuits in State court challenging the Rhode Island Retirement Security Act of 2011 (“RIRSA”) enacted by the General Assembly.  In each of the five cases, the plaintiffs alleged that RIRSA violates the Contract Clause, the Takings Clause and the Due Process Clause of the Rhode Island Constitution.  In addition, in the Rhode Island Public Employees’ Retirement Coalition v. Chaffee case, the plaintiffs also allege counts for promissory estoppel and breach of contract.  The State intends to vigorously contest the lawsuits.

On August 17, 2012, the defendants filed a motion to dismiss the Rhode Island Public Employees’ Retirement Coalition v. Chaffee case on the ground that Rhode Island’s pension legislation does not create a contract with ERSRI participants and that general contract principles, such as implied contracts, cannot be used to determine whether a state statute creates a contract.  In the remaining four cases, the defendants filed motions for more definite statements in which they argued that it is not clear form the plaintiffs’ pleadings what purported contract or contract(s) plaintiffs allege have been impaired.  The defendants also moved in the alternative and asked the Court to dismiss the remaining four cases if the Court concluded that the plaintiffs’ purported contracts derive from Rhode Island’s pension legislation.  A hearing on the defendants’ motions was held in December 2012.  Defendants’ motions were recently denied.

On February 14, 2014, the parties (with the exception of City of Cranston, Police Officers, International Brotherhood of Police Officers Local 301 and Cranston Fire Fighters, IAFF Local 1363) executed a Settlement Agreement in each of those cases.  Pursuant to the terms of the parties’ agreement, a series of votes took place for the unions to proceed with the proposed settlement.  In addition, the settlement was conditioned on enactment of the legislation by the Rhode Island General Assembly.

As a result of the voting and pursuant to the terms of the proposed settlement, the settlement process has ended.  Under the terms of the proposed settlement, if any one of the six groups voting voted to reject the proposal, the settlement process would terminate and the litigation would continue.  Although more than seventy percent of the members eligible to vote did not reject the settlement, the smallest group, representing less than two percent of all eligible members, voted to reject the settlement.  The Court was apprised of the vote.  The mediation has ended without a settlement agreement.  Presently, the trial date is scheduled for September 15, 2014.

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On April 2, 2014, fifty retired state workers and public school teachers filed an additional lawsuit objecting to the class action settlement, and seeking equitable relief, including but not limited to restoration of cost of living adjustments.  Stated broadly, the plaintiffs’ claims are substantively similar to those raised in the underlying litigation, Rhode Island Public Employees’ Retirement Coalition v. Chaffee.  The State intends to vigorously contest the lawsuit.

Loss to the State and ERSRI as a whole cannot be estimated if such a legal challenge to the 2011 pension reform were successful.  Future contribution rates for the Plans and the unfunded actuarial accrued liability would be negatively impacted.  It should be noted, however, that as a result of the RIRSA legislation, the unfunded liability of $6.8 billion for state employees and teachers in the June 30, 2011 valuation for ERSRI has been reduced to $4.4 billion as reported in the June 30, 2011 valuation.  Also, the projected employer contribution has been reduced from $622 million as reported in the 2010 actual valuation report to $380 million as reported in the June 30, 2011 valuation.

An adverse judgment to the State rendered in the pension litigation could significantly increase both the unfunded liability under the ERSRI and the State’s Annual Required Contribution (“ARC”) based upon the impact that the RIRSA has had in reducing the unfunded liability and ARC as reflected above.  If there were to be significant increases in the ARC, the State may be required to (i) raise additional revenue, (ii) reduce State services, (iii) modify benefits provided by each of the Plans, (iv) implement a combination of the foregoing, or (v) take any other measures as necessary.

Other Litigation

Separate claims have been made against the Rhode Island Department of Education by the Cranston School Department and the Chariho Regional School Committee alleging that they are owed reimbursement for certain expenses incurred by them in the operation of their respective area vocational-technical career centers.  The Cranston School Department claims it is owed $7,166,656 for the amounts it paid for salaries of directors and guidance counselors from 1990 to the present and for the costs of building repairs from 1999 to the present at the Cranston Area Vocational Technical Center.  The Chariho Regional School Committee claims it is owed $4,142,893 for amounts it paid for salaries of directors and guidance counselors form 1990 to the present at the Chariho Career and Technical Center.  None of the other six school districts that operate regional vocational technical centers in the state have raised similar claims to date.  The claims were assigned to a hearing officer at the Department of Education.  On August 26, 2009 counsel for the Department filed a preliminary motion to dismiss on several legal grounds.  That motion was granted and both claims were dismissed by the Commissioner on January 21, 2010.  Both parties appealed to the Board of Regents.  Cranston and Chariho filed their briefs with the Board of Regents on February 17, 2010.  The Department submitted a reply brief, and the Board of Regents affirmed the dismissal.  Cranston and Chariho have both filed Administrative Procedures Act appeals in Superior Court which are currently pending.  Both Cranston and Chariho have also appealed adverse decisions to the Supreme Court in connection with their Petitions for Writs of Mandamus which were previously denied.  A tentative settlement agreement had been reached and was subject to final approval from the Department of Administration (the terms of the agreement being that Cranston would receive $258,866 in FY 2012).  However, because a supplemental appropriation was not approved for payment of the settlement amount, the Superior Court and Supreme Court actions shall proceed.  It is to be noted that along with Cranston’s claim, the aggregate sums demanded by the school districts is approximately $22 million.  This matter has been fully briefed and argued before the Supreme Court and a decision is pending.

The School Committees of Woonsocket and Pawtucket, as well as various educators, parents and students in these school districts, have brought suit in Superior Court alleging that the allocation method of funding public schools by the Rhode Island General Assembly in 2010 violated the Rhode Island Constitution’s education clause (Art. XII) that provides that “it shall be the duty of the general assembly to

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promote public schools.”  Plaintiffs assert that more funding should go to “poor” communities such as themselves.  The State’s defense is that this issue was settled in the case of City of Pawtucket v. Sundlun, 662 A.2d 40 (1995), in which the Supreme Court held that there was no right to a public education in Rhode Island.  The Superior Court, in the instant case, concurred with the State’s position.  The parties argued before the Supreme Court on March 4, 2014 and await a decision.

The State was sued by Simcha Berman, who fell while walking along the Newport Cliff Walk and became a quadriplegic.  The State won a jury trial and the plaintiff was not successful in obtaining a new trial on the claims.  An appeal is currently pending.  Plaintiff’s special damages exceed $8,000,000.  The state intends to content this case.

The State was sued by Brett Roy, who became a quadriplegic after diving into a pond at Veterans Memorial Park in Woonsocket. After the trial, a verdict was rendered for the State and two years later a motion for a new trial was granted.  During the trial, the Plaintiff asserted damages in excess of $70,000,000, including over $2,000,000 in past medical expenses and approximately $9,000,000 in future expenses.  The State has appealed the grant of the new trial and the denial of other motions and intends to continue to contest this case.

The estate of Sydney M. Jones has filed a wrongful death action against the State arising from a drowning in a closed State pond facility at the World War II Memorial Park in the City of Woonsocket.  Damages would reasonably be expected to be seven figures.  However, the State is vigorously defending any liability in this action; and, it believes that it has strong defenses in this matter.

The Rhode Island General Assembly enacted legislation that called for analysis of competitive casino gaming operations and a statewide referendum (November 2012) to allow casino style gaming at Twin River.  Subsequently, the constitutionality of that legislation is being challenged by the Narragansett Indian Tribe.  The Tribe also disputes whether the State “operates” either Twin River or Newport Grand.  The Supreme Court has recently determined that the Tribe has standing to maintain the case, and has remanded the case to the Superior Court.  The State does not believe that the Tribe’s lawsuit seeking a declaratory judgment will be successful.

The Department of Children, Youth and Families has been sued by Children’s Right of New York which alleges constitutional and statutory violations in its foster care programs.  Plaintiff seeks substantial changes to these programs, prolonged supervision by a private, outside monitor and attorney’s fees.  Similar lawsuits have been brought by this organization in other jurisdictions resulting in the award of substantial legal fees.  Should plaintiff be afforded the relief sought, expenditures and attorneys fees could reach more than seven figures.  The State is vigorously contesting the allegations.

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APPENDIX F

ADDITIONAL INFORMATION ABOUT THE UTAH ECONOMY AND
UTAH DOUBLE- EXEMPT OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Utah (“Utah” or the “State”). The sources of payment for Utah municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statements of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Utah issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Utah Economy and Outlook.

Over the last several years, Utah has outperformed a sluggish national economy. Absent any significant deterioration in the macro-economic environment, this trend is expected to continue. Still, it is important to recognize that the state’s economy is not completely insulated from exogenous pressures. Recent data indicate the state’s economy softened from the spring going into the fall of 2013, reflecting a similar trend nationally; but this is expected to be a temporary dip in growth levels and should not extend beyond the first half of 2014. However, as growth rates level off in Utah, the spread between national and state growth levels will narrow in 2014.

Improvement in the state’s labor market will continue during the coming 12 months. Job growth, at 3.1 percent in 2014, will be near, but slightly below the state’s long-term average. This growth will bring Utah’s unemployment level down to 4.2 percent by the end of 2014. However, it should be noted that labor participation rates in the state continue to be of concern; while Utah recovered all of the jobs lost during the Great Recession, labor force participation remains well below pre-recession levels. Frustratingly, while employment growth in Utah is expected during 2014, anticipated levels will remain below potential.

Aside from the possibility of unanticipated shocks on a global or national level, primary risks to the state’s economic outlook emanate from a lack of policy leadership from Washington. However, there is reason to be optimistic that extremely negative policy outcomes can be avoided. For example, the Murray-Ryan budget deal lessened the impact of budget cuts called for in the Budget Control Act of 2011. This is worth noting, because although sequestration would be manageable for state agencies, the potential for greater economic damage would come from defense cuts and negative effects on consumer and business confidence.

Direct impacts of the federal sequester, which began in 2013, are already being felt in the state. One company with a significant presence in Utah reduced its workforce through a combination of layoffs and employee buyouts during the third quarter of 2013. This reduction represented roughly 12 percent of the firm’s area workforce. Federal budget cuts were cited as the reason for decreased demand for products and services, necessitating the reduction.

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However, recent news that Hill Air Force Base was chosen to house the new F-35 Joint Strike Fighter bodes well for the future of defense-related activity in Utah. The nation’s first operational fleet of the new jet will be located at Hill Air Force Base where F-35 maintenance and support are already present. Nevertheless, it is unlikely the state will completely escape negative effects from budget cuts, but such news provides assurances Utah will be spared from worst-case scenarios.

Another concern for Utah’s economy is reduced production at Rio Tinto Kennecott’s Bingham Canyon Mine due to its large contribution to economic activity. Production fell at the site due to a massive landslide that occurred early in 2013. However, such effects will be temporary as affected areas will be brought back online over the course of the next 24 to 36 months. Furthermore, production in unaffected areas, as well as activities to recover production in damaged areas, will continue to support the state’s economy.

Aside from negative risks, there are many developments in the state that will support growth over the short term and continue to yield dividends into the future. Two notable projects with regional and potentially broader impacts include the Huntsman Cancer Institute’s $100 million expansion and the $2.3 billion Terminal Redevelopment Program at Salt Lake City International Airport. Both projects will serve to enhance northern Utah’s profile on several levels and provide world-class services. The positive impact of these projects will be felt starting in 2014 as construction commences.

Looking ahead, Utah’s favorable demographic profile, continued labor market improvements and particularly dynamic sectors such as tech, energy and medical research will fuel growth. Another key area, housing, will contribute to growth during the coming year. Additionally, as companies look to guard their bottom line amid an uncertain atmosphere, Utah’s stable and low-cost business environment will continue to support existing operations and attract new businesses and capital.

During the coming year, Utah will experience moderate growth. Nationally, growth levels are expected to continue improving. However, the state economy will not outperform the U.S. to the degree that it did following the Great Recession. Although steady improvement is expected during the coming year, questions remain going forward.

Structural issues plaguing large economies around the globe with broad implications will continue to weigh on growth and add to risks beyond 2014. On a national level, the Ryan- Murray budget deal provides hope that worst-case scenario budget battles will not occur during the coming year. However, the debt ceiling will need to be raised in 2014. The manner in which policymakers handle this issue will impact the U.S. and Utah economies during the coming year. Consequently, policymakers will remain in the economic driver’s seat in 2014. In addition to fiscal questions, efforts by the Federal Reserve to begin normalizing monetary policy will affect markets and possibly broader economic conditions.

Although Utah’s economic outlook gives much reason for optimism, a proactive stance on the part of policymakers will be required to realize its full potential. In a rapidly evolving and competitive global economy, the state’s ability to manage environmental issues, enhance its human capital through education and maintain adequate infrastructure will be key areas affecting growth over the long term.

Demographic and Economic Information Regarding the State of Utah

Geographic Information.

On January 4, 1896, Utah became the 45th state of the United States of America (the “U.S.”). Ranking 13th among the states in total area, Utah contains approximately 84,900 square miles. It ranges in elevation from a low of 2,200 feet above sea level in the south, to a high of 13,500 feet above sea level in the

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northern mountains. Utah is located in an arid region (precipitation ranks as the 2nd lowest in the nation, behind Nevada). Home to deserts, plateaus, the Great Basin and the Rocky Mountains, Utah is known for its scenic beauty and the diversity of its outdoor recreation areas. As of April 2001, land ownership in Utah was distributed as 63.9% federal, 10.1% State, and 26% other (American Indian reservation, municipal, state sovereign lands, and private).

Demographic Information.

The State of Utah’s official July 1, 2012 population was estimated to be 2,852,589, an increase of 1.4 percent from 2011, according to the Utah Population Estimates Committee (UPEC). This is lower than the decade-high growth of 3.1 percent experienced in 2005. A total of 38,666 people were added to Utah’s population, with 6 percent of this increase coming from people moving into the state. Utah’s unique characteristics of a high fertility rate and low mortality consistently contribute to strong natural increase, the difference between births and deaths. The 51,573 births led to a strong natural increase of 36,356. Deaths within the state totaled 15,217 in 2012. Natural increase accounted for 94 percent of total population growth.

2013 Census Bureau State Population Estimates.  At the end of December 2013, the U.S. Census Bureau released the July 1, 2013 population estimates for the nation and states. The total July 1, 2013 population estimate for the United States was 316,128,839. This represents a population increase of 2,255,154 people or 0.7 percent from 2012. This is the slowest national growth since the 1940s. Utah’s 2013 total population estimate was 2,900,872. This represents a population increase of 46,001 people or 1.6 percent from 2012, ranking Utah third among states and the District of Columbia in population growth. Utah grew more than twice as fast as the nation from 2012 to 2013.

Rate of Growth.  The majority of states with the highest growth rates from 2012 to 2013 were located in the West and South regions of the United States. The top ten states or equivalent with the highest growth rates include: North Dakota (3.1 percent), District of Columbia (2.1 percent), Utah (1.6 percent), Colorado (1.5 percent), Texas (1.5 percent), Nevada (1.3 percent), South Dakota (1.3 percent), Florida (1.2 percent), Arizona (1.2 percent), and Washington (1.1 percent).

2014 Outlook.  Utah will continue to experience population growth at a rate higher than most states in 2014 on account of strong natural increase in addition to in-migration. Natural increase (births less deaths) is anticipated to add 37,200 people to Utah’s population. While net in-migration has slowed during the economic recession, Utah’s net migration is projected to increase to 11,700 people.

2013 Census Bureau State Population Estimates

The Census Bureau produces population estimates which differ from UPEC estimates due to different estimation methodologies. At the end of December 2013, the U.S. Census Bureau released the July 1, 2013 population estimates for the nation and states. The total July 1, 2013 population estimate for the United States was 316,128,839. This represents a population increase of 2,255,154 people or 0.7 percent from 2012. This is the slowest national growth since the 1940s. Utah’s 2013 total population estimate was 2,900,872. This represents a population increase of 46,001 people or 1.6 percent from 2012, ranking Utah third among states and the District of Columbia in population growth. Utah grew more than twice as fast as the nation from 2012 to 2013.

The majority of states with the highest growth rates from 2012 to 2013 were located in the West and South regions of the United States. The top ten states or equivalent with the highest growth rates include: North Dakota (3.1 percent), District of Columbia (2.1 percent), Utah (1.6 percent), Colorado (1.5 percent), Texas (1.5 percent), Nevada (1.3 percent), South Dakota (1.3 percent), Florida (1.2 percent), Arizona (1.2 percent), and Washington (1.1 percent). The United States increased by 2.3 million people from 2012 to

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2013. Texas had the largest population increase (387,397) followed by California (332,643), Florida (232,111), North Carolina (99,696), and Colorado (78,909). With a numerical increase of 46,001, Utah moved up from the 34th largest state in the nation to the 33rd largest, surpassing Kansas (2,893,957).

Utah Population Estimates Committee

Utah’s counties experienced varying growth rates in 2012. Differing from recent years, the most rapid growth rates occurred in counties in the Uintah Basin area and along the Wasatch Back, as well as in counties adjacent to larger population centers. Counties that grew faster than the state rate of 1.4 percent were Wasatch, with the highest growth rate of 3.7 percent, followed by Uintah (3.4 percent), Morgan (2.5 percent), Duchesne (2.4 percent), Utah (2.0 percent), San Juan (1.9 percent), Washington (1.5 percent), and Davis (1.5 percent) counties. Nine counties had very small decreases in population from 2011 to 2012. These counties are mostly located in the central and southwest areas of the state.

2014 Outlook.  Utah will continue to experience population growth at a rate higher than most states in 2014 on account of strong natural increase in addition to in-migration. Natural increase (births less deaths) is anticipated to add 37,200 people to Utah’s population. While net in -migration has slowed during the economic recession, Utah’s net migration is projected to increase to 11,700 people.

Employment, Wages, and Labor Force

Utah’s labor markets generally benefit from the state’s business- friendly policies, growing population and notable economic diversity. Having officially reached pre-recession employment levels in the latter half of 2012 and picking up momentum in job growth moving into the new year, 2013 was estimated to produce an observable transition from economic recovery to robust expansion. While the factors to support a healthy and growing economy in Utah still exist, forces beyond our state’s borders hinder potential growth and businesses exhibit reluctance to invest in an environment of uncertainty created by issues at the federal government level such as debt ceiling deadlines, budget sequestration and government shut-down.

Regardless of the challenges, Utah’s labor market posted an above-average growth of 3.3 percent in 2013, ending the year with over 41,000 jobs added to the economy. Considering Utah’s economy now supports an employment level of roughly 1.3 million, it is a notable feat to continue posting growth above the long-term average rate of 3.1 percent. Jobs were added across all industry sectors in the Utah economy during 2013, including significant expansion in the information sector driven by the corridor of technology firms that continued to expand along I-15 across the Utah County-Salt Lake County border. The construction industry, which performed well in the early months of 2013 and was projected to boom in the summer given the favorable mortgage rates and relatively low prices in the housing market, instead gave way to slower-than-expected growth rates in the second half of the year.

Monthly unemployment rates in Utah dropped for the first half of the year then remained steady around 4.6 percent in the second half, resulting in a 2013 annual average rate of 4.8 percent. Decreases in the unemployment rate over the year were the result of increases in the number of employed individuals, decreases in the numbers of unemployed, and overall growth in the labor force. However, one negative attribute in Utah’s labor market is the lack of recovery to pre-recession rates of labor force participation. The average rate of labor force participation over the last thirty-five years in Utah has been 69.4 percent, and prior to the Great Recession it was up to 72 percent. Currently, labor force participation sits at roughly 68 percent. To summarize: while unemployment is at a relatively low rate, there is a considerable number of Utah’s working-age population who are choosing not to participate in the labor market altogether.

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2014 Outlook.  Given lower than average labor force participation rates, lingering uncertainty in fiscal policy at the federal level, along with ongoing sequestration cuts and debt limit deadlines on the horizon, Utah’s labor market is projected to grow at a rate of 3.1 percent in 2014. The state will likely continue into early 2014 with slower-than-average labor market growth. However, if the federal government is able to calm the nerves of investors, Utah is in an excellent economic position to benefit greatly. The state continues to be supported by educated workers, a growing population, and favorable business policies such that growth could be easily accelerated in the latter half of the year.

Personal Income

Utah’s total personal income in 2013 was an estimated $105.2 billion, a 4 percent increase from $101.2 billion in 2012. The 2013 increase in personal income was led by strong wage growth, a 4.9 percent increase from 2012. All sources of income were estimated to have positive growth in 2013. Utah’s estimated 2013 per capita income was $36,308, up 2.5 percent from the 2012 level of $35,430. Growth in 2013 was restrained by recent federal tax changes. First, the two percentage point reduction in the personal contribution rate for social security was extended through 2012 but was not extended through 2013. Second, the anticipated expiration of the Bush tax cuts at the end of 2012 caused income to be shifted into that same year. These federal tax changes contributed to high growth in 2012, while tempering growth in 2013.

2014 Outlook.  Moving into 2014 as the economy continues to recover from the recession, Utah personal income is expected to increase by 5.3 percent, a 0.6 percent increase over the anticipated U.S. increase. Per capita personal income is forecast to increase 3.6 percent in 2014, but Utah’s per capita personal income relative to U.S. per capita personal income will decrease slightly to 81.2 percent.

Utah Taxable Sales

4.7 percent to an estimated $49.78 billion, which is the fourth consecutive year of positive growth following two years of decline. Taxable sales comprise three major components: retail trade, business investments & utilities, and taxable services. In 2013 it was expected that retail trade accounted for 49.9 percent of taxable sales, while taxable sales in business investment and services accounted for 22 percent and 23.2 percent respectively. Retail trade taxable sales were estimated to increase by 5.8 percent in 2013 to $24.9 billion. Business investment & utility taxable sales were estimated to be $10.9 billion in 2013. This is approximately even with 2012 levels. Taxable services were estimated to increase by 6.5 percent in 2013 to $11.6 billion.

2014 Outlook.  Overall growth is expected in 2014 with total taxable sales estimated to increase 4.8 percent to $52.2 billion. Retail trade is projected to grow by 5.1 percent in 2014. Following a year of no growth in 2013, business investment & utility taxable sales are expected to rebound, growing 4.7 percent in 2014. Taxable services are expected to increase by 4.4 percent in 2014. These increases are expected as a result of rising consumer confidence and improvements in the labor and housing markets but are also restrained by federal spending cuts as well as changes in tax policy.

Tax Collections

The Consensus Revenue Forecast for the General and Education Fund was released in the Governor’s FY2014 Budget Recommendation. General and Education Fund unrestricted revenue is forecast to decline 1.5 percent ($82 million) in FY2014 to $5,247.24 million, and to increase 3.8 percent in FY2015 to $5,447.22. The primary reason for the FY2014 decline is that final FY2013 revenues came in higher than anticipated due to income shifting into FY2013 from FY2014 as a result of changes in the federal tax law. Also, policy changes increasing the earmarking of sales tax to transportation are restraining the growth in free revenue. Total sales tax earmarks grew from $189.2 million in FY2011 to $332.1 million in FY2012

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and to $422.1 million in FY2013. The increase in FY2013 earmarks was largely due to the fact that a new earmark designating 30 percent of the growth in sales tax revenue (from FY2011) became effective. Sales tax earmarks in FY2014 and FY2015 are expected to total $451.6 and $495.3 million, respectively. Total collections, including earmarks, have grown faster than 7 percent for the last three years, with FY2013 growing 8.7 percent. FY2014 collections, including earmarks, are expected to be down slightly at -0.5 percent as income realized in FY2013 rather than FY2014 (due to the anticipated expiration of Bush era tax cuts) affects revenues in the Education Fund. FY2015 revenues, including earmarks, however, are expected to grow 4 percent.

The Utah economy continues to rebound with positive economic indicators, wages, and employment that outpace the nation. Tax collections have received a boost from strength in the housing sector, strong demand for motor vehicles, healthy corporate profits, stock market gains, and steady growth in the labor market. Steady, although modest, economic growth is expected in the next two years. Taxable sales growth is estimated to be 4.8 percent in 2014 and 3.9 percent in 2015. FY2014 revenues, however, will show a slight decline due to the income shift mentioned earlier and the lagged effect of the expiration of the payroll tax cut. Although these one-time events mask the true growth in the Utah economy, there are factors which negatively weigh on the forecast such as political gridlock in Washington and fights over the debt ceiling, evidence of weakness in emerging markets, particularly China, policy action by the Federal Reserve Bank to taper its longterm bond-buying program, increasing mortgage interest rates (and their impact on the housing market), declining consumer sentiment, and a slowdown in the rate of growth in the labor market.

2014 Governor’s Budget Recommendation

The Governor’s budget recommendations were based on the November 2013 consensus revenue forecast developed by the Governor’s Office of Management and Budget, the Office of the Legislative Fiscal Analyst, and the Utah State Tax Commission. The outlook for FY 2014 is for a 1 percent decline in total unrestricted revenue. Collections of unrestricted revenue are estimated to fall $60.1 million in FY2014 to $5,845.2 million due to the aforementioned federal tax law changes. Total free revenue is forecasted to grow 3.5 percent to $6,052.2 million in FY2015, an expected increase of $207 million. The expectation is for approximately $132 million in one-time money, including $122 million from the FY2013 revenue surplus, and $206 million in ongoing (unrestricted General and Education) funds available during the next budget cycle.

Fiscal Year 2013: Continued Steady Growth

Total unrestricted General and Education Fund revenues increased $469.7 million to $5,329 million in FY2013, a 9.7 percent increase over FY2012 collections. The February FY2013 Consensus forecast (adjusted for legislation) estimated General and Education Fund free revenues to grow 4.8 percent to $5,092.9 million in FY2013. This underestimated actual growth by $236.1 million or 4.9 percent. Total unrestricted revenue collections (including General, Education, Transportation and Mineral Lease Funds) increased $415.8 million or 7.6 percent in FY2013.

General Fund free revenue edged up 0.4 percent or $7.5 million. The largest General Fund free revenue source, sales and use taxes, grew 2.1 percent to $1,615.9 million in FY2013 as the impact of increasing Transportation Fund earmarks was felt. A total of $422.1 million of sales taxes were earmarked for transportation, water, natural resources and other purposes in FY2013. Total liquor profits jumped 14.9 percent as consumption, demographic patterns, and economic factors combined to push sales up. FY2013 oil and gas and metal severance taxes fell 22.9 percent, significantly more than the 15.2 percent decline forecasted in February, due to declining prices and reduced production. Actual FY2013 beer, cigarette and tobacco taxes fell 3.6 percent, close to the 3.7 percent decline forecast in February. Insurance premium taxes increased 6.1 percent in FY 2013.

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Revenue collections in the Education Fund increased $462.2 million or 16.6 percent in FY2013. Individual income taxes grew $392.6 million or 16 percent in FY2013. Federal tax changes caused certain (higher income) individuals to shift income into tax year 2012 (FY2013) from future years to avoid higher tax rates on capital gains and dividends. Withholding grew 7.5 percent to $2,313.7 million, gross final payments jumped nearly 34 percent to $922 million and refunds, which totaled $383.7 million, remained flat at 0.6 percent. Corporate tax collections finished the year up 25.8 percent, outpacing the 16.3 percent growth forecast in February 2013 as healthy business profits and restrained costs contributed to robust growth. Mineral production withholding fell 8 percent, from $28.3 million in FY2012 to $26.1 million in FY2013.

Legislation Impacting Tax Collections

A new sales tax earmark for transportation took effect in FY2013. Legislation passed in 2011, SB 229, Transportation Funding Revisions, diverts 30 percent of the growth in sales tax revenue (from FY2011) for transportation starting July 1, 2012 (FY2013) until the current 8.3 percent earmark share reaches 17 percent. Several sales tax exemptions passed the 2013 Legislature including exemptions for: 1) machinery and equipment (if used by a person paying admissions or user fees) with an economic life of 3 or more years for NAICS 713 (amusement, gambling, and recreation), 2) database access, 3) short-term lodging consumables, 4) sales of a fuel cell 5) electronic financial payment services and 6) tangible personal property used in the preparation of food if the ownership of the seller and the ownership of the purchaser are the same.

Fiscal Year 2004: Recovery

Collections grew by $191.8 million in FY2004 to $3,634.9 million, a 5.6% increase. The final FY2004 forecast predicted growth of $95.6 million to $3,543.6 million, a 2.8% increase. This resulted in a $91.3 million revenue surplus, underestimating growth by 2.8%.

Fiscal Year 2005: Strong Growth

Collections grew by $448.1 million in FY2005 to $4,083.0 million, a 12.3% increase. The final
FY2005 forecast predicted growth of $236.5 million to $3,912.4 million, a 6.4% increase. This resulted in a $170.6 million revenue surplus, underestimating growth by 5.9%.

Fiscal Year 2006: Unprecedented Growth

Collections grew by $781.2 million in FY2006 to $4,864.2 million, a 19.1% increase. The final
FY2006 forecast predicted growth of $390.5 million to $4,473.5 million, a 9.6% increase. This resulted in a $390.7 million revenue surplus, underestimating growth by 9.5%.

Fiscal Year 2007: Slowdown

Collections grew by $443.5 million in FY2007 to $5,307.7 million, a 9.1% increase. The final FY2007 forecast predicted growth of $186.9 million to $5,051.2 million, a 3.8% increase. This resulted in a $256.5 million revenue surplus, underestimating growth by 5.3%.

Fiscal Year 2008: Recession

Collections fell by $94.8 million in FY2008 to $5,212.9 million, a 1.8% decline. The final FY2008 forecast predicted a fall of $13.9 million to $5,293.9 million, a 0.3% decline. This resulted in an $81.0 million revenue deficit, underestimating the decline in revenue by 1.5%. The General Fund declined $125.9

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million, more than the total decline. The Sales and Use Tax fell $118.4 million, a 6.4% decline. The Education Fund grew $31.0 million, a 1.0% increase. The Individual Income Tax grew $37.5 million, a 1.5% increase. Corporate collections fell $9.1 million, a 2.2% fall.

Fiscal Year 2009: Recession

Collections fell by $651.5 million in FY2009 to $4,561.4 million, a record 12.5% decline. The final FY2009 forecast predicted a fall of $683.9 million to $4,529.0 million, a 13.1%decline. This resulted in a $32.4 million revenue surplus, overestimating the decline in revenue by 0.6%.

The General Fund declined $230.5 million, 35% of the total decline. The Sales and Use Tax fell $191.9 million, an 11% decline. The Education Fund declined $421.0 million, 65% of the total decline. The Individual Income Tax fell $279.3 million, a 10.7% decline. Corporate collections fell $149.6 million, a 36.9% decline.

Fiscal Year 2010: Reaching Bottom

Collections fell by $367.8 million in FY2010 to $4,193.6 million, an 8.1% decline. The final FY2010 forecast predicted a fall of $341.3 million to $4,220.1 million, a 7.5% decline. This resulted in a $26.5 million revenue deficit, underestimating the decline in revenue by 0.6%.

The General Fund declined $153.3 million, 42% of the total decline. The Sales and Use Tax fell $144.8 million, a 9.4% decline. The Education Fund declined $214.6 million, 58% of the total decline. The Individual Income Tax fell $215.0 million, a 9.3% decline.

Fiscal Year 2011: Recovery

Collections grew by $464.9 million in FY2011 to $4,658.5 million, an 11.1% increase. The final FY2011 forecast predicted growth of $368.0 million to $4,560.8 million, an 8.8% increase. The forecast underestimated growth by 2.3%, resulting in a $97.7 million revenue surplus.

The General Fund grew by $264.9 million, 57% of total growth. The Beer, Cigarette, and Tobacco Tax grew $66.8 million, more than doubling from prior year collections due to a doubling of the tax rate. The Education Fund grew by $200.0 million, 43% of total growth. Individual Income Tax grew $193.6 million, recovering sharply with a 9.2% increase.

Fiscal Year 2012: Bouncing Back

The 2012 General Legislative Session largely shifted some tax burdens. Sales tax exemptions were enacted for life science businesses, while some businesses were required to start collecting sales tax. Several income tax credits were restored or enacted regarding: recycling zones, dependents with disabilities, employing veterans.

Collections of unrestricted revenue grew $200.8 million in FY2012 to $4,859.3 million, a 4.3% increase. The final FY2012 forecast predicted growth of $115.6 million to $4,774.1 million, a 2.5% increase. The forecast underestimated growth by 1.8%, resulting in an $85.2 million revenue surplus. All collections grew $386.1 million, a 7.1% increase.

The General Fund grew by $31.2 million, only 16% of unrestricted growth. The Sales and Use Tax fell by $18.9 million, a 1.2% decrease. This was due to the restoration of an earmark of sales and use tax to transportation. Total Sales and Use Tax collections grew $124.4 million. The Cable/Satellite Excise Tax,

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Liquor Profits, and Insurance Premium Tax all rebounded with growth above 10%. The Beer, Cigarette, and Tobacco Tax remained flat. All other general fund collections increased due to over a $20 million settlement with banks regarding bad mortgage practices. Severance Taxes grew only modestly, double digit growth early in the fiscal slowed considerably by year end.

The Education Fund grew by $169.6 million, 84% of unrestricted growth. Individual Income Tax grew $161.3 million, continuing strong growth with a 7.1% increase. The source of much of the growth was from wage factors: withholding grew to $2,151.8 million, a 5.7% increase; final payments remained steady at $689.0 million, a 2.9% increase; refunds continued to fall to $381.4 million, a 6.2% decline. After growing extremely slowly through most of the fiscal year, corporate collections recovered at year end to $268.9 million, an increase of $8.2 million or 3.1%. Mineral Production Withholding grew $1.7 million, a 6.2% increase. Other collections fell $1.4 million, a 5.4% decrease due to lower escheat payments.

Industry Focus

Construction

The value of permit-authorized construction in Utah was estimated at $4.0 billion in 2013, nearly unchanged from 2012. This total value includes residential, nonresidential and additions, alterations and repairs. Residential construction continued to improve albeit at a slower pace than expected. Residential value in 2013 totaled $2.8 billion, a 7 percent increase over 2012. Offsetting this increase was the 34 percent decline in nonresidential construction valuation. In 2013 the value of permit-authorized new nonresidential construction dropped to $700 million. Additions, alterations and repairs added $575 million in construction value, bringing the combined value of permit-authorized construction to $4.0 billion. Residential activity accounted for 70 percent of permit-authorized value in 2013 and nonresidential activity stood at 17.5 percent. The remaining 12.5 percent included additions, alterations, and repairs.

2013 Summary.  The most surprising developments for Utah’s construction industry in 2013 were the steep decline in multifamily construction activity, particularly apartment units, and the continued weakness of the nonresidential market. Multifamily permits dropped by 41 percent, to 2,500 units in 2013. The market segment was hurt by the increase in interest rates in the late spring. Despite the decline in construction activity, market conditions remain very positive for new apartment development as vacancy rates have dropped to less than 4 percent and rental rates continue to increase. Consequently the decline in new construction activity is viewed as temporary.

The value of nonresidential construction dropped to its lowest value in 20 years. The value of office, industrial, and retail was down 38 percent in 2013.

2014 Outlook.  Utah’s construction sector will expand in 2014 with valuation increasing by 18 percent to $4.8 billion. In 2014, multifamily construction should see some improvement with 3,000 new units, a 20 percent increase over 2013. The single-family market will benefit from pent-up demand which should push new home construction to 11,000 units, an increase of 10 percent.

Nonresidential construction will see the greatest improvement as job growth and reduced vacancies in office, retail and industrial buildings spur new development. The value of nonresidential construction in 2014 is forecast to reach $1.1 billion.

Capital market conditions and commercial real estate market fundamentals will continue to improve, which will allow new projects to move forward. Generally speaking, the amount of commercial square footage under construction is expected to remain at similar levels heading into 2014, with some upside potential.

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Nonresidential construction starts will continue to be influenced by demand from tenants, geographic preferences and dynamic sectors of the Utah economy. As many large public sector projects reached completion in 2013, the most prominent project for the near-future will be the $2.3 billion Terminal Redevelopment Program at Salt Lake City International Airport (non-permit authorized) which will commence development in 2014.

Energy

Utah’s energy sector experienced some ups and downs during 2013. Crude oil production continued to rise as oil prices remained high; however, natural gas production peaked in 2012 and began to decline due to modest gas prices. Coal production in Utah decreased significantly in the last two years as demand for coal, especially out-of-state, remained  low. Utah’s electricity consumption continued its upward trend, growing at 3.2 percent each year, while electric generation started to rebound from recession-related lows. Indications are that energy consumption in 2014 will continue to increase, while production will increase or remain nearly steady, thus maintaining the energy sector as a positive attribute in Utah’s still recovering economy.

Production and Consumption. Despite a 150 percent increase in crude oil production over the last ten years, and 2013 production totaling approximately 33.0 million barrels, Utah continued to be dependent on other states and Canada for crude oil and petroleum products as Utah production only met 60 percent of in-state demand. Conversely, Utah continued to produce much more natural gas than it consumed (462 billion cubic feet produced in 2013 compared to 228 billion cubic feet consumed), allowing nearly half of total production to be exported out-of-state. Utah coal production decreased significantly in 2013 to 16.3 million tons as demand for coal continued to plummet due to lower electricity demand and conversion of power and industrial plants to natural gas. Total coal production was roughly equal to total in-state demand. Electric generation in Utah rebounded from a recession-related drop, totaling 41,550 gigawatthours in 2013, while electricity consumption in Utah continued to rise, reaching a new record of 30,450 gigawatthours in 2013. Furthermore, electricity generation from coal and natural gas plants fluctuated with the economy in recent years and electricity from renewable resources more than doubled since 2008. This increase is attributed to the recent construction of the 306-MW Milford wind farm, as well as capacity increases at the Blundell geothermal power plant.

Prices. Utah’s crude oil price rose 4 percent to an average of $86 per barrel in 2013, the second highest price in nominal dollars, helping spur continued growth in crude oil development. Utah’s price for natural gas averaged only $3.58 per thousand cubic feet over the last five years. Consequently, natural gas production peaked in 2012 and began a downward trend. The minemouth price of coal was holding steady near $36 per ton, but low demand was hampering production. With regard to electricity, Utah’s well-established coal-fired power plants will assure affordable, reliable electric power for the foreseeable future and help keep Utah’s electricity prices well below the national average.

2014 Outlook.  In 2014, Utah crude oil production should continue its recent growth as prices are expected to remain over $80 per barrel. Utah coal production will remain in the 16 million ton range, as prospects for increasing demand are low. Natural gas production, having peaked in 2012, is expected to decline slightly in the following few years, at least until prices climb back to the $4 to $5 per thousand cubic foot range. Electricity generation in Utah has begun to rebound from a recession-related dip and will continue a slow climb as demand returns. As the economy grows, consumption of energy from all sources is expected to increase in 2014, while prices remain near 2013 averages. As always, future predictions are subject to change due to unforeseen socio-political and economic events.

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Minerals

The Utah Geological Survey (UGS) estimates the gross production value of nonfuel mineral commodities and uranium produced in Utah in 2013 totaled $3.77 billion, an increase of about $279 million over 2012. The U.S. Geological Survey reports the 2012 value of Utah’s nonfuel minerals ranks seventh nationally with 4.6 percent of the total production. The 2013 data was derived primarily from corporate third quarter reports, 2013 corporate production projections reported in late 2012, and other sources where available.

2013 Summary.  The estimated $3.77 billion total value of mineral industry sectors includes a base metals value of $2.22 billion (59 percent), an industrial minerals value of $1.19 billion (31 percent), and a precious metals value of $362 million (10 percent). Of the nonfuel mineral-producing companies surveyed in late 2012, 43 percent of them projected duplicating 2012 production in 2013, 37 percent planned on some production increase, and 20 percent projected less production.

The April 2013 Manefay landslide at Kennecott Utah Copper’s (KUC) Bingham Canyon open pit copper-goldmolybdenum- silver mine had a negative impact on Utah’s nonfuel mineral production value for 2013 because of the company’s large share of the total Utah production value. The massive landslide moved approximately 132 million metric tons of rock and dirt from the northeast highwall into the bottom of the mine. In addition to lower production, commodity prices in 2013 were generally down from 2012 levels. However, because 2012 was a poor year for the Bingham Canyon mine, the total value of the 2013 production was essentially unchanged.

Low uranium prices resulted in a halt to all production from Energy Fuels’ uranium mining operations in Utah in early 2013, which also resulted in the loss of byproduct vanadium production. Nonfuel mineral exploration activities in Utah were lower in 2013 than the previous year. However, both iron ore production and prices were up. Industrial minerals production was estimated to remain stable in 2013.

2014 Outlook.  While base and precious metal production are likely to be unchanged in 2014, metal prices are expected to decrease slightly from 2013, resulting in somewhat lower 2014 metals production value. A number of large construction projects in the state were completed or were projected to be completed in 2013. Smaller-scale construction projects will likely continue near 2013 levels. Potash, the highest industrial mineral value contributor in 2012, saw prices decrease marginally in 2013. Potash prices are likely to remain fairly stable in 2014, but recent industry developments have led to uncertainty in the market. Consequently, the UGS tentatively estimates that industrial mineral values in 2014 will not fluctuate significantly from 2013. Therefore, the relative stability in production and price for most nonfuel mineral commodities forecast for 2014 suggests that the overall value will be only slightly below 2013 values.

Tourism

Utah’s tourism, travel, and recreation sector was heading for another successful year in 2013, but will more than likely fall slightly short of the revenue and visitation levels in 2012 due to the government shutdown in October. Even though 2013 was still a good year for tourism, it was unclear what the short term effect of the shutdown will be on final estimates.

2013 Summary.  Utah’s travel and tourism sector was on pace to surpass the success of 2012 and as of September 2013, national parks, national monument and recreation areas, and state parks were on track to produce slight increases over 2012 visitation. Tourism- travel- and recreation-related taxes, statewide hotel occupancy rates, and welcome center visitation were also ahead of the September 2012 figures.

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National park visitation for the month of October was down 33 percent due to the federal government shutdown which began on October 1, 2013. During the shutdown, Utah state parks accepted national park visitor passes, which was estimated to have positively impacted October state park visitation. Governor Herbert, working with the U.S. Department of the Interior, led the effort to re-open the national parks with temporary state funding. “Utah’s national parks are the backbone of many rural economies,” Herbert said, “and hardworking Utahns are paying a heavy price for this shutdown.” Due to Herbert’s efforts, Utah’s national parks re-opened October 12, 2013.

The 2012/13 ski season was a success despite below average snowfall. Utah skier visits were up 5.4 percent, from 3.8 million during the 2011/12 season to 4.0 million during the 2012/13 season. Domestically, the largest number of out-of state visitors were from New York City, Los Angeles, Boston, Atlanta, and Chicago. Top international-visitor markets included Australia, Canada, Germany, the United Kingdom, and Mexico. Resident and nonresident ski/snowboard visitors spent an estimated $1.29 billion, up from $1.17 billion in 2011/12. Major ski publications favorably ranked Utah ski resorts in 2013 and the resorts continue to make yearly infrastructure improvements.

Utah weathered the Great Recession better than most states and has enjoyed a sustained recovery. Overall, spending by travelers and tourists has been steadily increasing, as have tourism- travel- and recreation-related jobs, taxes, and overall Utah visitation. With the construction of several new high-end resorts in recent years, Utah is experiencing an increase in luxury travel as well.

2014 Outlook.  The outlook for 2014 is cautiously optimistic. Despite factors such as the national government shutdown in October, a stagnant national economy, and tepid consumer confidence, Utah’s tourism, travel, and recreation sector is expected to show a modest increase. Predictions include slow but steady growth in international, in-state, and domestic leisure travel.

Additionally, travelers continue to show strong interest in national parks, from which Utah should benefit. Competition among nearby destinations for the local and regional markets will continue to intensify. National trends highlight opportunities in key segments of the travel market including adventure travel, cultural and heritage tourism, nature-based travel, and family travel. Utah is well positioned to attract these visitors. Several of Utah’s resorts again received high rankings from major ski publications and hope to surpass the 2012/13 season.

State of Utah Governmental Organization

The following description of State government emphasizes those functions of government related to finance, administration and planning of State government, and is not intended as a detailed description of all functions of the State’s government.

Constitutional Departments

The Constitution of the State (the “State Constitution”) divides the powers of government among: the legislative department, the executive department and the judicial department.

Legislative Department. The legislative department is composed of the Senate and the House of Representatives, which constitute the Legislature (the “Legislature”). The Legislature exercises the legislative power of the State and meets in regular session annually beginning in January. Among other things, the Legislature imposes taxes to provide revenues and makes appropriations to carry out all the activities of State government.

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Executive Department. The elected constitutional officers of the executive department are the Governor, Lieutenant Governor, State Auditor, State Treasurer (the “State Treasurer”), and Attorney General. The Governor is the chief executive officer of the State.

Judicial Department. The State Constitution vests the judicial power of the State “in a supreme court, in a trial court of general jurisdiction known as the district court, and in such other courts as the Legislature by statute may establish.” Under such authority, the Legislature has established the Court of Appeals, juvenile courts and justice courts.

Certain Other Administrative Bodies

Utah State Tax Commission. The Utah State Tax Commission (the “State Tax Commission”) is responsible for, among other things, administering and enforcing the tax laws of the State, formulating State tax policy, assessing certain properties, and collecting various State taxes.

Department of Administrative Services. The Department of Administrative Services coordinates the agencies that provide administrative support to State government and is presently composed of various divisions including, but not limited to, the Division of Finance and the Division of Facilities and Construction Management (“DFCM”).

Division of Finance. Among other things, the Division of Finance maintains financial accounts for State agencies, maintains a central accounting system, approves accounting systems of State agencies, approves proposed expenditures for the purchase of supplies and services requested by the majority of State agencies, and issues financial reports of the State.

Division of Facilities Construction and Management. DFCM is responsible for the design and construction of the facilities used by all State agencies and institutions with some exceptions. DFCM is also responsible for the leasing of all facilities for State agencies with some exceptions. DFCM also manages and maintains many State facilities and allocates space among State agencies.

Governor’s Office of Management and Budget. The Governor’s Office of Management and Budget prepares the Governor’s budget recommendations, monitors state agency expenditures, forecasts and monitors revenues and coordinates state planning activities.

State Building Board. The State Building Board acts as a policy–making board for DFCM. The board is responsible for preparing and maintaining a five–year building plan for the State, establishing design and construction standards for State facilities, and establishing procurement rules relating to State facilities.

State Bonding Commission. The Lieutenant Governor (as designee of the Governor), the State Treasurer, and a third person appointed by the Governor constitute the Commission. The Commission, following authorization by the Legislature, is responsible for the issuance of the State’s general obligation and revenue bonds.

Department of Transportation. UDOT is responsible for the planning, design, construction and operation of transportation facilities within the State. The Transportation Commission is a citizen commission charged with policy and programming oversight of UDOT. All expenditures for highway construction projects must be authorized by the Transportation Commission after review and prioritization by UDOT.

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Debt Structure of the State of Utah
Legal Borrowing Authority

Constitutional Debt Limit. Article XIV, Section 1 of the State Constitution limits the total general obligation indebtedness of the State to an amount equal to 1.5% of the value of the total taxable property of the State, as shown by the last assessment for State purposes previous to incurring such debt.

Statutory General Obligation Debt Limit. Title 63J, Chapter 3, of the Utah Code (the “State Appropriations and Tax Limitation Act”), among other things, limits the maximum general obligation borrowing ability of the State. Under the State Appropriations and Tax Limitation Act, the outstanding general obligation debt of the State at any time may not exceed 45% of the maximum allowable State budget appropriations limit as provided in and subject to the exemption set forth in that act. The State Appropriations and Tax Limitation Act also limits State government appropriations based upon a formula that reflects changes in population and inflation.

Outstanding General Obligation Indebtedness

The State has issued general obligation bonds for general administrative buildings, higher education buildings, highways, water and wastewater facilities, flood control facilities, technology, and refunding purposes.

Revenue Bonds and Notes

State of Utah Recapitalization Revenue Bonds. The State Bonding Commission is authorized, with prior approval of the Legislature, to issue “recapitalization” revenue bonds of the State to provide funds for certain of the State’s revolving loan funds. Such State revenue bonds are secured principally by the payments on certain bonds, notes and other obligations owned by the State through such funds and by debt service reserve funds, and constitute “State Moral Obligation Bonds,” but are not applied against the general obligation borrowing capacity of the State.

Other State Related Entities’ Revenue Debt. Various State related entities have outstanding bonds and notes payable solely from certain specified revenues. None of these bond or note issues are general obligations of the State and, therefore, such bonds or notes are not applied against the general obligation borrowing capacity of the State.

The majority of State related entities’ revenue bonds and notes are issued by the Utah Housing Corporation (which is a component unit of the State), the State Board of Regents (student loans and various capital projects), and the State Building Ownership Authority (the “Authority”).

Lease Obligations

The State leases office buildings and office and computer equipment. Although the lease terms vary, most leases are subject to annual appropriations from the Legislature to continue the lease obligations. If a legislative appropriation is reasonably assured, long–term leases are considered non-cancellable for financial reporting purposes.

Capital Leases. Leases that in substance are purchases are reported as capital lease obligations in the government–wide financial statements and proprietary fund statements in the State’s CAFR.

Primary government’s total capital lease payment for Fiscal Year 2012 was $2.709 million. The pre- sent value of the minimum lease payments of the State’s capital leases for primary government as of

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Fiscal Year 2012 totaled approximately $24.3 million (with annual payments scheduled through Fiscal Year 2027). The present value of the minimum lease payments of capital leases for the State’s component units as of Fiscal Year 2012 totaled approximately $190.8 million (with annual payments scheduled through Fiscal Year 2032).

Operating Leases. Operating leases contain various renewal obligations as well as some purchase options. However, due to the nature of the leases, the related assets are not classified as capital leases. Any escalation clauses, sublease rentals and contingent rents are considered immaterial to the future minimum lease payments and current rental expenditures. Operating lease payments are recorded as expenditures or expenses of the related funds when paid or incurred.

Operating lease expenditures for Fiscal Year 2012 were approximately $29.5 million for primary government and approximately $26.3 million for component units. The total future minimum lease payments for the State’s operating leases for primary government for Fiscal Year 2012 totaled approximately$62.7 million (with annual payments scheduled through Fiscal Year 2057). The total future minimum lease payments for the State’s operating leases for component units for Fiscal Year 2012 totaled approxi mately $169.9 million (with annual payments scheduled through Fiscal Year 2052).

State Guaranty Of General Obligation School Bonds

Under the Utah School Bond Guaranty Act (the Guaranty Act”) which took effect on January 1, 1997, the full faith and credit, and unlimited taxing power of the State is pledged to guaranty full and timely payment of the principal of, and interest on general obligation bonds (“Guaranteed Bonds”) issued by eligible boards of education of State school districts (“Eligible School Boards”). The Guaranty Act is intended to reduce borrowing costs for Eligible School Boards by providing credit enhancement for Guaranteed Bonds.

In the event an Eligible School Board was unable to make the scheduled debt service payments on its Guaranteed Bonds, the State would be required to make such payments in a timely manner. For this purpose, the State may use any of its available moneys, seek a short–term loan from the State School Fund or issue its short–term general obligation notes. The Eligible School Board remains liable to the State for any such payments on Guaranteed Bonds. The State may seek reimbursement for such payments (plus interest and penalties) by intercepting State financial aid intended for the Eligible School Board. The Guaranty Act also contains provisions to compel the Eligible School Board to levy a tax sufficient to reimburse the State for such payments.

The State Superintendent of Schools (the “State Superintendent”) is responsible for monitoring the financial condition of each local school board in the State and reporting, at least annually, his or her conclusions to the Governor, the Legislature and the State Treasurer. The State Superintendent must report immediately to the Governor and the State Treasurer any circumstances suggesting that a local school board will be unable to pay when due its debt service obligations (a “Report”) and recommend a course of remedial action.

State Moral Obligation Bonds

Bonds issued by the State Board of Regents and the Utah Communications Agency Network, recapitalization revenue bonds issued by the State Bonding Commission and certain qualifying bonds of the Utah Charter School Finance Authority may be secured by a pledge pursuant to which a designated official will certify to the Governor on or before December 1 of each year the amount, if any, necessary to restore a capital reserve or debt service reserve fund to its required amount. In the case of revenue bonds issued to finance a capital project for an institution of higher education, if so pledged, the chairman of the

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State Board of Regents will certify to the Governor on or before December 1 of each year any projected shortfall in the revenues necessary to make debt service payments in the forthcoming calendar year. Upon receipt of such a certification, the Governor may, but is not required to, then request from the Legislature an appropriation of the amount so certified. In the case of revenue bonds issued to finance a capital project for a qualifying charter school, if so pledged, an officer of the Utah Charter School Finance Authority will certify to the Governor on or before December 1 of each year the amount, if any, required to restore the amount on deposit in the debt service reserve fund of such qualifying charter school to the debt service reserve fund requirement. Upon receipt of such a certification, the Governor shall then request from the Legislature an appropriation of the amount so certified. In all cases, the Legislature is under no legal obligation to make any appropriation requested by the Governor. Bonds issued with such pledge are referred to herein as “State Moral Obligation Bonds.”

State Building Ownership Authority

The Authority is empowered, among other things, to issue its bonds (with the prior approval of the Legislature) to finance the acquisition and construction of facilities to be leased to State agencies and their affiliated entities from rentals paid out of budget appropriations or other available funds for the lessee agencies, which in the aggregate will be sufficient to pay the principal of and interest on the Authority’s bonds and to maintain, operate and insure the facilities. The Authority is comprised of three members: the Governor or designee, the State Treasurer and the Chair of the State Building Board. The State Building Ownership Authority Act (Title 63B, Chapter 1, Part 3, Utah Code (the “Building Ownership Act”)) directs DFCM to construct and maintain any facilities acquired or constructed for the Authority.

Financial Information Regarding the State of Utah

Budgetary Procedures

Budgetary Procedures Act. The Budgetary Procedures Act, Title 63J, Chapter 1, Utah Code (the “Budget Act”) establishes the process whereby the Governor’s budget is prepared and prescribes the information to be included. The Budget Act was modified during the 2011 General Session.

The Governor is required to submit a budget to the Legislature each year, including a plan of pro- posed changes to appropriations and estimated revenue for the next fiscal year.

The total appropriations requested for expenditures authorized by the budget must not exceed the estimated revenue from taxes, fees and all other sources for the next fiscal year.

The Budget Act applies to all moneys appropriated by the Legislature. No appropriation or any surplus of any appropriation may be diverted from the department, agency, institution or division for which it was appropriated. Appropriated moneys may not be transferred from one item of appropriation to any other item of appropriation without legislative approval.

Unexpended Balances. Except for certain funds detailed in the Budget Act or funds that may be exempted by the annual appropriations act, the Director of the Division of Finance must, at the end of each fiscal year, close out all balances to the proper fund or account.

Budgetary Controls. The Director of the Division of Finance is required to exercise accounting control over all State departments, institutions and agencies other than the Legislature and legislative committees. The Director of the Division of Finance must require the head of each department to submit,

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not later than May 15, a budget (work program) for the next fiscal year that does not exceed legislative appropriations or other estimated funding.

State Funds And Accounting

The Division of Finance maintains its accounting records in accordance with State law and in accordance with generally accepted accounting principles (“GAAP”).

Funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, Special Revenue funds, Capital Projects funds, Debt Service funds, and Permanent funds. Proprietary funds include Enterprise and Internal Service funds. Fiduciary funds include Pension Trust funds, Investment Trust funds, Private Purpose Trust funds, and Agency funds.

Fund reporting in the financial statements for governmental funds focuses on major funds as defined by GAAP and promulgated by the Governmental Accounting Standards Board. The State reports the following major governmental funds: the General Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund.

The State’s non-major governmental funds include other Special Revenue funds, Capital Projects funds, and Debt Service funds. The non-major special revenue funds account for specific revenue sources that are legally restricted to expenditures for specific purposes. Examples include tobacco settlement moneys, environmental activities, crime victim reparations and rural development programs.

State Tax System

The State’s tax revenues are derived primarily from sales and use taxes, individual income taxes, motor fuel taxes, corporate franchise (business income) taxes, and numerous smaller sources, including excise taxes on insurance premiums, beer, cigarettes and tobacco, severance taxes, investment income, and numerous court and business regulation fees. These fees and taxes are regulated by the Legislature.

In addition to the State’s tax system, counties, cities and towns have authority to levy and collect sales and use taxes and property taxes. School districts, some special service areas, and some local districts have the authority to levy and collect property taxes.

Individual Income Taxes. The State is one of 43 states that impose an individual income tax. The State’s current single rate income tax system was fully implemented in the 2008 tax year. Under the system, all taxpayers’ income is subject to a single rate of 5% of federal adjusted gross income. To retain the progressivity, a tax credit based on federal deductions and federal personal exemptions is available, but phases out depending upon the income and filing status of the individual taxpayers.

Business Taxes. The State imposes a tax on corporate net taxable income apportioned to the State at a rate of 5%, subject to exceptions and credits with a minimum tax of $100.

Sales and Use Tax. In general, State sales taxes are imposed based on retail sales or use of tangible personal property, admissions, meals, utility services, general services on tangible personal property, hotel and motel accommodations, and certain other items. Use tax also applies to goods shipped to the State for use, storage, or other consumption, goods purchased outside of the State for use, storage, or other consumption in the State, and services subject to tax but performed outside the State for use, storage, or other consumption in the State. The State sales tax on unprepared food items is 1.75% and the general sales tax rate is 4.70%.

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The State requires its largest sales taxpayers (with annual liabilities of more than $50,000) to pay on a monthly basis. All others remit the sales tax collected on a quarterly basis. Monthly sales taxpayers and those paying via electronic funds transfer receive a 1.5% discount on State taxes. This requirement has served to reduce the volatility of the State’s cash flows, with approximately 75% of sales and use taxes now remitted on a monthly basis.

Additional Taxes and Fees. The State collects a number of additional significant taxes and fees, including, but not limited to: an unemployment compensation tax, which is used to finance benefits paid to unemployed workers; a workers’ compensation insurance premium tax, which is used to pay workers’ compensation benefits; and various highway users’ taxes, which are used for highway and road related purposes. Other taxes and fees collected by the State include excise taxes on insurance premiums, severance taxes, a cigarette and tobacco tax, a wine and liquor tax, an inheritance tax, an environmental surcharge, a waste tire fee, and fish and game license fees. Other State revenue sources include license fees and other fees collected by colleges, universities and State departments.

Property Tax Matters

Ad Valorem Levy. Though authorized to do so under Part 9 of the Property Tax Act (defined below), the State does not presently levy ad valorem property taxes and has not done so since 1974. However, if the State does not have sufficient moneys available to pay principal of and interest on its general obligation bonds from sources other than ad valorem taxes, the State Tax Commission would be required to levy ad valorem property taxes on all taxable property in the State to cover the shortfall.

If the State were to levy an ad valorem property tax, it must do so within the time frame required by law. The State Tax Commission must assess all centrally–assessed property (“centrally–assessed proper- ty”) by May 1 of each year. County assessors must assess all other taxable property (“locally–assessed property”) before May 22 of each year. The State Tax Commission apportions the value of centrally– assessed property to various taxing entities within each county and reports such values to county auditors before June 8.

On or before July 22 of each year, the county auditors must mail to all owners of real estate shown on their assessment rolls notice of, among other things, the value of the property, itemized tax information for all taxing entities and the date their respective county boards of equalization will meet to hear com- plaints. Taxpayers owning property assessed by a county assessor may file an application within statutorily defined time limits based on the nature of the contest with the appropriate county board of equalization for the purpose of contesting the assessed valuation of their property. The county board of equalization must render a decision on each appeal in the time frame prescribed by the Property Tax Act. Under certain circumstances, the county board of equalization must hold a hearing regarding the application, at which the taxpayer has the burden of proving that the property sustained a decrease in fair market value. Decisions of the county board of equalization may be appealed to the State Tax Commission, which must decide all appeals relating to real property by March 1 of the following year. Owners of centrally– assessed property or any county with a showing of reasonable cause, may, on or before the later of June 1 or a day within 30 days of the date the notice of assessment is mailed by the State Tax Commission, apply to the State Tax Commission for a hearing to appeal the assessment of centrally–assessed property. The State Tax Commission must render a written decision within 120 days after the hearing is completed and all post–hearing briefs are submitted. The county auditor makes a record of all changes, corrections and orders, and delivers before November 1 the corrected assessment rolls to the county treasurers. By November 1, each county treasurer furnishes each taxpayer a notice containing the kind and value of the property assessed to the taxpayer, the street address of the property, where applicable, the amount of the tax levied on the property, and the date and year the property is subject to a detailed review.

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Taxes are due November 30 (or if November 30 is a Saturday, Sunday or holiday, the next business day). Each county treasurer is responsible for collecting all taxes levied on real property within that coun- ty. There are no prior claims to such taxes. As taxes are collected, each county treasurer must pay to the State and each taxing entity within the county its proportionate share of the taxes, on or before the tenth day of each month. Delinquent taxes are subject to a penalty of 2.5% of the amount of the taxes or $10 whichever is greater. Unless the delinquent taxes and penalty are paid before January 31 of the following year, the amount of delinquent taxes and penalty bears interest at the federal funds rate target established by the Federal Open Market Committee plus 6%, from the January 1 following the delinquency date until paid (provided that said interest may not be less than 7% or more than 10%). If delinquent taxes have not been paid by March 15 following the lapse of four years from the delinquency date, the affected county advertises and sells the property at a final tax sale held in May or June of the fifth year after assessment.

Property Tax Act. The State Constitution and Title 59, Chapter 2, Utah Code (the “Property Tax Act”) provide that all taxable property is assessed and taxed at a uniform and equal rate on the basis of 100% of its “fair market value” as of January 1 of each year, unless otherwise provided by law. Section 3(2)(a)(iv) of Article XIII of the State Constitution provides that the Legislature may exempt from property tax up to 45% of the “fair market value” of residential property. The Legislature has enacted legislation that reduces the “fair market value” of primary residential property by 45%. No more than one acre of land per residential unit may qualify for the residential exemption. The residential exemption is limited to one acre of land per residential unit or to one primary residence per household, except that an owner of multiple residential properties may exempt his or her primary residence and each residential property that is the primary residence of a tenant.

Uniform Fees. An annual statewide uniform fee is levied on certain tangible personal property in lieu of the ad valorem tax. Subject to certain exemptions, the current uniform fee on motor vehicles that weigh 12,001 pounds or more, recreational vehicles and all other tangible personal property required to be registered with the State is equal to 1.5% of the market value. Motor vehicles weighing 12,000 pounds or less are subject to an “age based” fee that is due each time the vehicle is registered. Such fees range from $5 to $150. Various other fees are levied against other types of tangible personal property. The revenues collected from the various uniform fees are distributed by the county of each taxing entity in which the property is located in the same proportion in which revenue collected from ad valorem real property tax is distributed.

Statutory Spending Limitations; Statutory General Obligation Debt Limitations

Statutory Spending Limitations. Under the State Appropriations and Tax Limitation Act the State has statutory appropriation limits. The appropriations limit adjusts annually pursuant to a statutory formula based on population and inflation. The definition of appropriations includes unrestricted capital and operating appropriations from unrestricted General Fund and Education Fund sources. Spending for public education in addition to spending for transportation is exempt from the limitation.

Statutory General Obligation Debt Limitations. The State has statutory debt limits on the amount of general obligation that can be outstanding.

Budget Reserve Accounts (General Fund; Education Fund)

The State maintains a General Fund Budget Reserve Account and an Education Fund Budget Reserve Account. State law requires that 25% of any General Fund revenue surplus be deposited in the General Fund Budget Reserve Account not to exceed 8% of the General Fund Appropriations for the Fiscal

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Year and 25% of any Education Fund revenue surplus be deposited in the Education Fund Budget Reserve Ac- count not to exceed 9% of the Education Fund Appropriations for the Fiscal Year, in each case up to the statutory limit. Unless such reserve funds are drawn upon for their respective purposes, annual mandatory surplus transfers will be limited to the lesser of 25% of the applicable surplus or the amount necessary to reach the statutory limit of 8% for the General Fund and 9% for the Education Fund.

The State is implementing reforms in the Medicaid program in an effort to bring Medicaid growth more in line with overall State revenue growth. If at the end of a Fiscal Year there is a General Fund revenue surplus, and the reforms have resulted in Medicaid growth savings, State law requires the amount equal to the Medicaid growth savings be transferred from the General Fund to the Medicaid Growth Reduction and Budget Stabilization Account. This transfer will be before, and therefore, will reduce the annual mandatory surplus transfer to the General Fund Budget Reserve Account.

Fiscal Year 2013–2014 Budget/Appropriations

Current Developments. The State’s total budget from all sources is $12.71 billion in Fiscal Year 2013 and  $12.89 billion  in  Fiscal  Year 2014–up  1.8%  in  Fiscal  Year 2013  and  another  1.2%  in  Fiscal Year 2014. Rising revenue projections supported discretionary General and Education funds budgets of $5.13 billion in Fiscal Year 2013 and $5.47 billion in Fiscal Year 2014. Ongoing base budgets from the General and Education funds, net of one–time investments, increased by $241 million (a 4.8% increase) from Fiscal Year 2012 to Fiscal Year 2013.

A $46 million surplus from Fiscal Year 2012 combined with a 5.4% increase in ongoing revenue estimates and $16 million net savings in social services budgets afforded the Legislature approximately $475 million in new, ongoing and one–time discretionary sources. Public education received approximately 32% of the new funds and higher education received approximately 23%. Including education initiatives appropriated outside the education appropriations subcommittees, more than 70% of new revenue benefitted schools, colleges, and universities. Increased cash for building maintenance and construction accounted for 22% of new General and Education funds. Economic development projects, including the higher education “USTAR” program and joint higher/public education “STEM” initiative, garnered 9% of new money. Another 8% of the new funds were appropriated to Prison and jail priorities, payment of lawsuit settlements, and other law enforcement initiatives.

Revenue Estimates. The State’s main revenue sources are the sales tax supported General Fund and the income tax based Education Fund. Other major sources are federal funds, the gas tax driven Transportation Fund, dedicated credits (fee for service revenue), local revenue for education, and fee revenue.

For Fiscal Year 2014, the Legislature adopted consensus ongoing General and Education Fund revenue estimates of $5.24 billion. This represents a 5.4% increase from the original Fiscal Year 2013 estimate  of  $4.98 billion  and  a  2.9%  increase  from  the  State’s  revised  Fiscal  Year 2013  target of $5.09 billion. One–time funding sources and legislation approved during the 2013 General Session modify the forecast. The total of all sources–including beginning balances, one–time funds, and legislative changes–is expected to be $5.13 billion for Fiscal Year 2013. For Fiscal Year 2014 it is expected to be $5.47 billion.

Fiscal Year 2013–2014 Appropriations. The Legislature approved $14.2 billion in appropriations from all sources for all purposes in Fiscal Year 2014. Adjusting for account deposits, loan funds, certain enterprise funds, internal service funds, and capital projects appropriations, the State’s operating and capi tal  budget–including  appropriations  to  expendable  funds  and  accounts–is  $12.98 billion  for  Fiscal Year 2014.

Aquila Municipal Trust

Of the total Fiscal Year 2014 amount, the Legislature appropriated $5.47 billion from the General Fund and Education Fund, an increase of 6.6% over the revised Fiscal Year 2013 budget. Supplemental appropriations  from  the  General  Fund  and  Education  Fund  declined  by  $27.69 million for  Fiscal Year 2013 (which net decrease was largely related to an overestimate of Medicaid growth). The Legislature slightly reduced a deposit to the Rainy Day Fund (approved in Fiscal Year 2013) from $11 million to $6.6 million. The difference, $4.4 million, was used to pay lawsuit settlements.

Structural Balance. Coming into the 2013 General Session, before accounting for growth in either cost or revenue, the Legislature faced a $25 million shortfall. This was due to a public education student growth calculation error that was addressed with one–time sources in the 2012 Fourth Special Session. The first $25 million in revenue growth went to eliminate this structural imbalance.

At the  close of  the 2013 General Session, the  State had a  slight structural imbalance of about $2 million. This is associated with the cost of new defined contribution benefits program for State employees. The new program replaces a defined benefits postemployment program. As employees retire, the cost of the new program will be offset by savings from the old program, thus the structural imbalance is considered temporary.

Effect of Kennecott Landslide. In April 2013, a massive landslide occurred in one of the largest mining operations located in the State, Kennecott Utah Copper’s Bingham Canyon Mine. The mine has yet to return to full operation and Kennecott has not yet publicly announced when the mine may return to full operation. The State does not anticipate that such events will have a material adverse effect on its overall financial condition.

State Employee Workforce And Public Retirement System

State Employee Workforce. The State is among the largest employers in the State. All full–time employees of the State are members of the Utah State Retirement System.

Public Retirement System; Pension Benefit Programs. The State participates in various systems and plans provided by the Utah State Retirement Systems (the “Systems”) comprised of the following pension trust funds:

(1)  the Public Employees Noncontributory Retirement System; the Public Employees Contributory Retirement System; and the Firefighters Retirement System, which are defined benefit multiple–employer, cost sharing, public employee retirement systems;

(2) the Public Safety Retirement System, which is a defined benefit, mixed agent and cost–sharing, multiple–employer retirement system;

(3) the Judges Retirement System and the Utah Governors and Legislators Retirement Plan, which are single employer service–employee retirement systems;

(4)  the Tier 2 Public Employees Contributory Retirement System and the Tier 2 Public Safety and Fire- fighters  System (for full–time  employees  hired  after  June 30, 2011), which are defined  benefit, multiple– employer, cost sharing, public employee retirement systems; and

(5) five defined contribution plans comprised of the 401(k) Plan, 457 Plan, Roth and Traditional IRA Plans, and Health Reimbursement Arrangement.

Aquila Municipal Trust

The Systems are established and governed by the respective sections of Title 49 of the Utah Code. The Systems’ defined benefit plans are amended statutorily by the Legislature. The Utah State Retirement and Insurance Benefit Act in Title 49 provides for the administration of the Systems and its plans under the direction of a governing board, whose members are appointed by the Governor.

The purpose of the Systems and related plans is to provide benefits for all eligible State, local government and most public education employees whose employers have elected to participate.

Other Postemployment Benefits

At the option of individual state agencies, employees may participate in the State’s Other Postemployment Benefit Plan (“OPEB Plan”), a single–employer defined benefit healthcare plan. The State ad- ministers the OPEB Plan through the State Post–Retirement Benefits Trust Fund, an irrevocable trust fund, created in April 2007. Plan assets of the State Post–Retirement Benefits Trust Fund are irrevocable and legally protected from creditors and dedicated to providing postemployment health and life insurance coverage to current and eligible future state retirees in accordance with the terms of the plan. Only state employees entitled to receive retirement benefits and hired prior to January 1, 2006, are eligible to receive postemployment health and life insurance benefits from the OPEB Plan.

The Legislature has in the past and currently plans to continue contributing amounts to the OPEB Plan sufficient to fully fund the annual required contribution (“ARC”), a rate actuarially determined in accordance with the parameters of Governmental Accounting Standards Board Statement 45. The ARC represents a level of funding that, if paid on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded actuarial liabilities (or funding excess) over a period not to exceed 30 years. The appropriations for Fiscal Year 2013 are sufficient to fully fund the ARC.

The State also administers the Elected Officials’ OPEB Plan, a single–employer defined benefit healthcare plan. This plan is administered through the Elected Official Post–Retirement Benefits Trust Fund that was established in March 2012 during the 2012 Legislative General Session. Only governors and legislators (elected officials) that retire after January 1, 1998, and have four or more years of service can elect to receive and apply for this benefit. The Legislature recently closed the plan; only elected officials that began service prior to January 1, 2012 qualify to receive OPEB medical benefits. In addition, only elected officials that began service prior to July 1, 2012 and retire under Chapter 19 elected officials retirement plan qualify to receive OPEB Medicare supplemental benefits.  The appropriations for Fiscal Year 2013 are sufficient to fully fund the ARC.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Aquila Municipal Trust